As filed with the Securities and Exchange Commission on October 14, 2003

                                                   1933 Act File No. 333-______
                                                   1940 Act File No. 811-21344
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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    Form N-2

(Check appropriate box or boxes)
[ X ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[   ] PRE-EFFECTIVE AMENDMENT NO. _
[   ] POST-EFFECTIVE AMENDMENT NO. _
                                AND/OR
[   ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ X ] AMENDMENT NO. 5

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
         (Exact Name of Registrant as Specified in Declaration of Trust)
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (630) 241-4141
                                   ----------
                                W. Scott Jardine
                          First Trust Portfolios, L.P.
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
                     (Name and Address of Agent for Service)

                                   Copies to:
                Eric F. Fess                              Anna T. Pinedo
           Chapman and Cutler LLP                       James R. Tanenbaum
           111 West Monroe Street                    Morrison & Foerster LLP
             Chicago, IL 60603                     1290 Avenue of the Americas
               (312) 845-3000                           New York, NY 10104
                                                          (212) 468-8000
                                   ----------

           Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

                                   ----------
         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment
plan, check the following box   [  ]

         It is proposed that this filing will become effective when declared effective pursuant to Section 8(c) [ ]


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

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----------------- ---------- ---------------- -------------------- -------------
    Title Of        Amount       Proposed         Proposed            Amount Of
   Securities       Being        Maximum           Maximum          Registration
Being Registered  Registered  Offering Price      Aggregate             Fee
                                 Per Unit      Offering Price(1)
----------------- ---------- ---------------- -------------------- -------------

   Money Market        40         $25,000         $1,000,000           $80.90
    Cumulative
Preferred Shares
----------------- ---------- ---------------- -------------------- -------------

(1) Estimated solely for the purpose of calculating the registration fee.
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The Registrant hereby amends this Registration Statement on the date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on the dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

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The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
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                  Subject to Completion, dated October 14, 2003

PROSPECTUS

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
             _____ MONEY MARKET CUMULATIVE PREFERRED (MMP(R)) SHARES
                            _____ SHARES, SERIES ___
                    Liquidation Preference $25,000 per Share

                                 ---------------

         First Trust /Four Corners Senior Floating Rate Income Fund (the "Fund") is offering Series __ fund preferred shares (referred to as "Money Market Cumulative Preferred Shares" or "MMP Shares"). The Fund is a recently organized, diversified, closed-end management investment company. The Fund's primary investment objective is to seek a high level of current income by investing in senior secured floating rate corporate loans.

         Investors in MMP Shares will be entitled to receive cash dividends at an annual rate that may vary for each dividend period. Generally, following the initial dividend period, each dividend period will be twenty-eight days. The dividend rate for the initial period from and including the issue date through __________, 2003, will be ____% per year. For each subsequent dividend period, the dividend rate will be determined by an auction (each, an "Auction") conducted in accordance with the procedures described in this Prospectus, and in additional detail in Appendix A to the Statement of Additional Information.

         The MMP Shares will not be listed on any exchange. Generally, investors may only buy and sell the MMP Shares through an order placed at an Auction with or through a Broker-Dealer (as defined in this Prospectus) that has entered into an agreement with the auction agent or in a secondary market that Broker-Dealers may maintain. These Broker-Dealers are not required to maintain a market in the MMP Shares, and a secondary market, if one develops, may not provide investors with liquidity.

                                                       (continued on next page)
                                 ---------------

               Investing in the Fund's MMP Shares involves risks.
                         See "Risk Factors" on page __.

                                 ---------------
                                                         Per Share       Total
Public offering price...............................     $  25,000       $
Sales load..........................................     $               $
Proceeds to the Fund (before expenses)..............     $               $

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The MMP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
                                                  ---------------

         The underwriter expects to deliver the MMP Shares in book-entry form, through the facilities of The Depository Trust Company, on or about __________, 2003.
                                 ---------------

                                 LEHMAN BROTHERS
______________, 2003.

         This offering is conditioned upon the MMP Shares receiving a rating of "____" from Moody's Investors Service, Inc. ("Moody's") and "____" from Standard & Poor's Ratings Group, a division of the McGraw Hill Companies ("S&P"). The MMP Shares will be senior in liquidation and distribution rights to the Fund's outstanding common shares, $.01 par value (the "Common Shares"). The Common Shares are listed on the American Stock Exchange ("AMEX") under the symbol "FCM."

         Investment Objective and Policies. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives by investing in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors. See "The Fund's Investments."

         Investment Adviser. First Trust Advisors L.P. ("First Trust Advisors" or "Adviser") will be the Fund's investment adviser, responsible for selecting and supervising the Sub-Adviser, the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing clerical and bookkeeping and other administrative services.

         First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $9.0 billion in assets, which it managed or supervised as of August 31, 2003. See the Statement of Additional Information under "Adviser."

         Sub-Adviser. Four Corners Capital Management, LLC (the "Sub-Adviser") will manage the Fund's portfolio subject to the Adviser's supervision.

         You should read carefully this Prospectus, which contains important information about the Fund, before deciding whether to invest in the MMP Shares, and retain it for future reference. The Statement of Additional Information dated ____________, 2003 (the "SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page 73 of this Prospectus, by calling (800) 988-5891 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Commission's web site (http://www.sec.gov). You also may e-mail requests for these documents to publicinfo@sec.gov or request these documents in writing from the Commission's Public Reference Section, Washington D.C. 20549-0102.

                                 ---------------

         You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.


                                TABLE OF CONTENTS

                                                                            Page

Prospectus Summary............................................................1
Financial Highlights.........................................................19
The Fund.....................................................................20
Use of Proceeds..............................................................20
Capitalization...............................................................21
The Fund's Investments.......................................................22
Risk Factors.................................................................30
Management of the Fund.......................................................40
Rating Agency Guidelines.....................................................42
Description of Money Market Cumulative Preferred Shares......................45
The Auction..................................................................61
Description of Borrowings....................................................64
Description of Common Shares.................................................65
Certain Provisions in the Declaration of Trust...............................65
Closed-End Fund Structure....................................................67
Federal Income Tax Matters...................................................68
Net Asset Value..............................................................71
Underwriting.................................................................72
Administrator, Custodian and Transfer Agent..................................74
Legal Matters................................................................74
Available Information........................................................75
Table of Contents for the Statement of Additional Information................76

                               PROSPECTUS SUMMARY

         This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus, the SAI and the Fund's Statement Establishing and Fixing the Rights and Preferences of Money Market Cumulative Preferred Shares (the "Statement") attached as Appendix A to the SAI. You also should review carefully the information set forth under "Risk Factors." Capitalized terms used but not defined in this Prospectus shall have the meanings given to the terms in the Statement.

The Fund.........................   First Trust/Four Corners Senior Floating
                                    Rate Income Fund is a recently organized, diversified, closed-end management investment company. The Fund commenced operations on September 30, 2003. The Fund's principal offices are located at 1001
                                    Warrenville Road, Suite 300, Lisle, Illinois
                                    60532. The Fund's Common Shares are traded on the AMEX under the symbol "FCM." As of October __, 2003, the Fund had _______
                                    Common Shares outstanding and net assets applicable to Common Shares of $__________.

Investment Adviser and
Subadviser.......................   First Trust Advisors L.P. is the Fund's
                                    investment adviser, responsible for
                                    selecting and supervising the Sub-Adviser, ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing clerical, bookkeeping and other administrative services.

                                    First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $9.0 billion in assets, which it managed or supervised as of August 31, 2003. See the SAI under "Adviser."

                                    Four Corners Capital Management, LLC will manage the Fund's portfolio subject to the Adviser's supervision. The Sub-Adviser specializes in managing portfolios of Senior Loans and structured finance assets. The Sub-Adviser's expertise is particularly suited to the Fund's focus on Senior Loans. The Sub-Adviser is a Delaware limited liability company founded in September 2001 by Macquarie Holdings (USA), Inc., an affiliate of Macquarie Bank Limited ("MBL") of Australia, and Michael McAdams, the Sub-Adviser's President and Chief Investment Officer. As of September 30, 2003, MBL and its worldwide affiliates had over US$__ billion in assets under management. The Sub-Adviser receives a portfolio management fee of 0.56% of Managed Assets paid out of the Adviser's management fee.

The Offering.....................   The Fund is offering an aggregate of _____
                                    Money Market Cumulative Preferred Shares
                                    Series ___ at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue. The
                                    MMP Shares are being offered by Lehman
                                    Brothers Inc., as underwriter ("Lehman
                                    Brothers"). See "Underwriting."

                                    This offering is conditioned upon the MMP
                                    Shares receiving a rating of "____" from Moody's and "____" from S&P. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies described under "The Fund's Investments--Investment Objectives and Policies." The Fund anticipates that it may take up to three months following the completion of this offering until the Fund's assets are fully invested in accordance with the Fund's investment objective and policies. During this period, the Fund may invest all or a portion of the proceeds of this offering in U.S. government securities, or high grade short-term or long-term debt obligations.

                                    The MMP Shares will entitle their holders to receive cash dividends at an annual rate that may vary for each Dividend Period. Generally, except as described under "Description of Money Market Cumulative Preferred Shares--Dividends," following the Initial Dividend Period, each Dividend Period will be twenty-eight days. The Auction Agent will determine the Applicable Rate for a particular Dividend Period by Auction conducted on the Business Day immediately prior to the start of that Dividend Period. Generally, the Applicable Rate will be the lowest rate per annum that would result in the purchase of all available MMP Shares in the Auction.

                                    The MMP Shares will not be listed on an
                                    exchange. Instead, investors may buy or sell
                                    MMP Shares at an Auction by submitting
                                    orders to Broker-Dealers that have entered into an agreement with the Auction Agent or to other Broker-Dealers. __________________, the Auction Agent, will review orders for MMP Shares from Broker-Dealers on behalf of Beneficial Owners that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate, and on behalf of Potential Beneficial Owners that wish to buy. The Auction Agent then will determine the lowest Applicable Rate that will result in all of the outstanding MMP Shares continuing to be held.

                                    The dividend rate for the Initial Dividend
                                    Period from and including the Date of
                                    Original Issue through __________, 2003, will be ____% per year. The first Auction Date for MMP Shares will be __________,

                                    2003, and the Initial Dividend Payment Date will be __________, 2003. Subsequent Auctions generally will be held on every fourth __________ (unless the then current Dividend Period is a Special Dividend Period, the day that normally would be the Auction Date is not a Business Day or unforeseen events preclude the holding of an Auction).

                                    Each Subsequent Dividend Period normally will begin on the Business Day following an Auction Date.

Auction Procedures...............   You may buy, sell or hold the MMP Shares in
                                    an Auction. The following is a brief summary of the Auction Procedures, which are described in more detail elsewhere in this Prospectus and in the SAI. These Auction
                                    Procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms used but not defined in this section have the meanings assigned to them in the SAI.

                                    Unless otherwise permitted by the Fund,
                                    Beneficial Owners and Potential Beneficial
                                    Owners of MMP Shares may participate in
                                    Auctions only through their Broker-Dealers.
                                    Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as "Existing Holders" in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as "Potential Holders" in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction Date for the MMP Shares (usually the Business Day immediately preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

                                         o  Hold Order--indicating its desire to
                                            hold the MMP Shares without regard
                                            to the Applicable Rate for the next
                                            Dividend Period.

                                         o  Bid--indicating its desire to hold
                                            the MMP Shares, provided that the
                                            Applicable Rate for the next
                                            Dividend Period is not less than the
                                            rate per annum specified in the Bid.

                                         o  Sell Order--indicating its desire to
                                            sell the MMP Shares without regard
                                            to the Applicable Rate for the next
                                            Dividend Period.

                                    A Beneficial Owner may submit different
                                    types of Orders to its Broker-Dealer with respect to the MMP Shares then held by the Beneficial Owner. If a Beneficial Owner offers through its Broker-Dealer to purchase additional MMP Shares in an Auction, the Beneficial Owner, for purposes of that offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Hold Order (in the case of an Auction relating to a Dividend Period of twenty-eight days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than twenty-eight days) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to the MMP Shares then held by the Beneficial Owner is not submitted on behalf of the Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit the Beneficial Owner's Order to the Auction Agent.

                                    Potential Beneficial Owners of MMP Shares may submit Bids through their Broker-Dealers in which they offer to purchase MMP Shares if the Applicable Rate for the next Dividend Period for these shares is not less than the rate per annum specified in the Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

                                    Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.

                                    A Broker-Dealer also may hold MMP Shares for its own account as a Beneficial Owner. Thus, a Broker-Dealer may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and participate in an Auction as an Existing Holder or Potential Holder on both its own behalf and on behalf of its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any MMP Shares held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of MMP Shares held by it, as described above. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be a customer or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.

                                    If Sufficient Clearing Bids exist in an
                                    Auction for the MMP Shares (that is, in
                                    general, the number of MMP Shares subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of MMP Shares subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account the rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders, and Potential Holders, owning all of the MMP Shares available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be twenty-eight days in length (a "28-Day Dividend Period"), and the Applicable Rate will be the Maximum Applicable Rate. In such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, MMP Shares subject to the Sell Orders. As a result, in certain circumstances, Existing Holders, and the Beneficial Owners they represent, may not have liquidity. If all Existing Holders submit (or are deemed to have submitted) Hold Orders in an Auction, the Dividend Period next following the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate will be 80% of the Reference Rate.

                                    The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of MMP Shares that is less than the number of MMP Shares specified in its Order. To the extent the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself.

                                    A Sell Order by an Existing Holder will
                                    constitute an irrevocable offer to sell the MMP Shares. A Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the MMP Shares if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the MMP Shares at a price per share equal to $25,000 if the rate per annum specified in this Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which provide for payment in same-day funds. See "The Auction."

Dividends and Dividend
Periods..........................   Through their Broker-Dealers, Beneficial
                                    Owners and Potential Beneficial Owners of
                                    MMP Shares may participate in Auctions,
                                    although, except in the case of Special
                                    Dividend Periods of longer than twenty-eight days, Beneficial Owners desiring to continue to hold all of their MMP Shares regardless of the Applicable Rate resulting from Auctions need not participate.

                                    Prior to any Auction, the Fund may elect, subject to limitations described herein, upon giving notice to the Auction Agent and each Broker-Dealer, a Special Dividend Period. A "Special Dividend Period" is either a Dividend Period consisting of a specified number of days (other than twenty-eight) up to 364 days (a "Short Term Dividend Period"), or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a "Long Term Dividend Period"). Dividends on the MMP Shares are cumulative from the Date of Original Issue and are payable when, as and if declared by the Fund's Board of Trustees ("Board of Trustees"), out of funds legally available therefor, commencing on the Initial Dividend Payment Date. In the case of Dividend Periods that are not Special Dividend Periods, dividends generally will be payable on the first Business Day after the last day of the Dividend Period.

                                    For each Subsequent Dividend Period, the cash dividend rate on the MMP Shares will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction. See "Description of Money Market Cumulative Preferred Shares--Dividends and Dividend Periods." The first Auction for the MMP Shares is scheduled to be held on the last Business Day of the Initial Dividend Period as set forth in "--The Offering" above.

                                    Election of a Special Dividend Period will not be effective unless Sufficient Clearing

                                    Bids exist at the Auction in respect of the Special Dividend Period. If Sufficient Clearing Bids do not exist at the Auction, the Dividend Period commencing on the Business Day succeeding the Auction will be a 28-Day Dividend Period, and the holders of the MMP Shares outstanding immediately prior to the Auction will be required to continue to hold some or all of the shares for the Dividend Period. In addition, the Fund may not give a Notice of Special Dividend Period with respect to the MMP Shares, or if the Fund has given a Notice of Special Dividend Period for the MMP Shares, the Fund will be required to give a Notice of Revocation in respect thereof, if either:

                                    (1) the 1940 Act MMP Shares Asset Coverage is not satisfied or the Fund fails to maintain Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the related Auction Date for the MMP Shares, or

                                    (2) sufficient funds for the payment of
                                    dividends payable on the immediately
                                    succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date.

                                    In either case, the next succeeding Dividend
                                    Period will be a 28-Day Dividend Period.

Determination of Maximum
Applicable Rates.................   Except during a Default Period, the
                                    Applicable Rate for any Dividend Period for
                                    MMP Shares will not be more than the Maximum
                                    Applicable Rate. The Maximum Applicable Rate will depend on the credit rating assigned to the shares and on the duration of the Dividend Period. The Maximum Applicable Rate will be the Applicable Percentage of the Reference Rate. The Applicable Percentage will be determined based on the lower of the credit ratings assigned on that date to the MMP Shares by Moody's and S&P, with the Applicable Percentage remaining further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the
                                    Broker-Dealers, as follows:

                                       Moody's            S&P        Applicable
                                    Credit Rating    Credit Rating   Percentage

                                    [Aa3 or above     AA- or above       150%
                                       A3 to A1         A- to A+         200%
                                     Baa3 to Baa1     BBB- to BBB+       250%
                                      Below Baa3       Below BBB-        275%]

                                    There is no minimum Applicable Rate in
                                    respect of any Dividend Period. The
                                    Applicable Rate for any Dividend Period
                                    commencing during any Default Period, and the Default Rate described under "Description of Money Market Cumulative Preferred Shares--Dividends and Dividend Periods," initially will be 300% of the Reference Rate. The Reference Rate is the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

Restrictions on Dividend
Redemption and
Other Payments...................   If the Fund issues any Borrowings that
                                    constitute senior securities representing indebtedness as defined, and pursuant to, the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund would not be permitted to declare any dividend on MMP
                                    Shares unless, after giving effect to the dividend, asset coverage with respect to the Borrowings that constitute senior securities representing indebtedness, if any, is at least 200%. In addition, the Fund would not be permitted to declare any distribution on or purchase or redeem MMP Shares unless, after giving effect to the distribution, purchase or redemption, asset coverage with respect to the Borrowings that constitute senior securities representing indebtedness, if any, is at least 300%. Dividends or other distributions on or redemptions or purchases of MMP Shares also would be prohibited at any time that an event of default under any Borrowings has occurred and is continuing.

                                    See "Description of Money Market Cumulative
                                    Preferred Shares--Restrictions on Dividend,
                                    Redemption and Other Payments."

Asset Maintenance................   The Fund must maintain Eligible Assets
                                    having an aggregate Discounted Value at
                                    least equal to the MMP Shares Basic
                                    Maintenance Amount as of each Valuation
                                    Date. The Fund also must maintain asset
                                    coverage for the MMP Shares on a
                                    non-discounted basis of at least 200% as of the last business day of each month. See

                                    "Description of Money Market Cumulative
                                    Preferred Shares--Asset Maintenance."

                                    The Discount Factors and guidelines for
                                    calculating the Discounted Value of the
                                    Fund's portfolio for purposes of determining whether the MMP Shares Basic Maintenance Amount has been satisfied have been established by S&P and Moody's in connection with the Fund's receipt from S&P and Moody's of the "____" and "____," respectively, credit rating with respect to the MMP Shares on their Date of Original Issue.

                                    The Fund estimates that on the Date of
                                    Original Issue, the 1940 Act MMP Shares
                                    Asset Coverage, based on the composition of its portfolio as of October __, 2003, and after giving effect to the issuance of the MMP Shares offered hereby ($__________) and the deduction of sales loads and estimated offering expenses for the MMP Shares ($________), will be ____%.

                                    In addition, there may be additional asset coverage requirements imposed in connection with any Borrowings.

Redemption.......................   Although the Fund will not ordinarily redeem
                                    MMP Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law, correct a failure to meet a rating agency guideline in a timely manner or maintain other covenants with respect to the MMP Shares. The Fund also may redeem MMP
                                    Shares, at its option, in certain
                                    circumstances. See "Description of Money
                                    Market Cumulative Preferred
                                    Shares--Redemption."

Liquidation Preference...........   The liquidation preference of the series of
                                    MMP Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of Money Market
                                    Cumulative Preferred Shares--Liquidation
                                    Rights."

Voting Rights....................   Except as otherwise indicated, holders of
                                    preferred shares of beneficial interest of the Fund, $.01 par value (the "Preferred
                                    Shares"), including the MMP Shares, have one vote per share and vote together with holders of Common Shares as a single class.

                                    The 1940 Act requires that the holders of the MMP Shares and any other Preferred Shares voting as class have the right to elect at least two trustees at all times and, upon the Fund's failure to pay dividends on the Preferred Shares in an amount equal to two full years of dividends, have the right to elect, as a class, the smallest number of additional Trustees as shall be necessary to assure that a majority of the Trustees has been elected by the holders of Preferred Shares. The terms of the additional Trustees shall end when the Fund pays or provides for all accumulated and unpaid dividends. See "Description of Money Market Cumulative Preferred Shares--Voting Rights."

Book-Entry Only..................   Except as described herein, investors in
                                    MMP Shares will not receive certificates representing ownership of their shares.
                                    Ownership of MMP Shares will be maintained in book-entry form by the Securities
                                    Depository or its nominee for the account of the investor's Agent Member. The investor's
                                    Agent Member, in turn, will maintain records of the investor's beneficial ownership of MMP Shares. Accordingly, references in this Prospectus to an investor's investment in or purchase, sale or ownership of MMP Shares are to purchases, sales or ownership of those shares by Beneficial Owners.

                                    Dividends on the MMP Shares will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute the dividends in same-day funds to Agent Members, who are in turn expected to distribute the dividends to the person for whom they are acting as agent in accordance with the instructions of that person. See "Description of Money Market Cumulative Preferred Shares--Dividends and Dividend Periods."

Investment Objective
and Policies.....................   The Fund's primary investment objective is
                                    to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives by investing in a portfolio of senior secured floating rate corporate loans or "Senior Loans." There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior
                                    Loans involves credit risk and, during
                                    periods of generally declining credit
                                    quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors. See "The
                                    Fund's Investments."

                                    Under normal conditions, the Fund will
                                    invest at least 80% of its Managed Assets
                                    (as defined below) in a diversified
                                    portfolio of Senior Loans. The Fund cannot change this investment policy unless the Fund's shareholders receive at least 60 days' prior notice. The portion of the Fund's assets invested in Senior Loans will vary from time to time consistent with the Fund's investment objective, changes in market prices for Senior Loans, changes in interest rates and other economic and market factors.

                                    Primarily all of the Senior Loans in which the Fund will invest will be considered lower grade securities. As a result, it is anticipated that at least 80% of the Fund's Managed Assets will be invested in lower grade debt instruments and, from time to time, 100% all of the Fund's Managed Assets may be invested in lower grade debt instruments. The Fund does not intend to purchase publicly-traded high yield bonds or equity securities but may receive these securities as a result of a restructuring of the debt of an issuer or the reorganization of a Senior Loan or as part of a package of securities acquired together with Senior Loans.

                                    For purposes of this discussion, "Managed
                                    Assets" generally means the average daily gross asset value of the Fund (including assets attributable to Preferred Shares, if any, and the principal amount of Borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability. Percentage limitations described in this Prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.

                                    Senior Loans. Senior Loans generally hold one of the most senior positions in the capital structure of a business entity (the "Borrower"), typically are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by the Borrower's subordinated debtholders and stockholders. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have interest rates which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. This base lending rate is primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rate used by commercial lenders. The Senior Loans held by the Fund typically will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the Fund's portfolio managers, over the last 15 years, because of prepayments and refinancings, the average life of a typical Senior Loan has been approximately 18 to 30 months. The Senior

                                    Loans in which the Fund will invest are
                                    primarily lower grade debt instruments.

                                    Lower grade debt instruments. Lower grade debt instruments are rated Ba1 or lower by Moody's, BB+ or lower by S&P, or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, are of comparable credit quality. Lower grade debt instruments commonly are referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's ability to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. Lower grade debt instruments also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated debt instruments. Unlike higher rated debt instruments, which tend to react mainly to fluctuations in the general level of interest rates, the market values of lower grade debt instruments tend to reflect to a greater extent individual developments of the issuer or the industry, although movements in the general direction of interest rates also can be expected to impact the market value of lower grade debt instruments. In addition, lower grade debt instruments tend to be more sensitive to economic conditions. The Fund typically will not invest in publicly traded high yield bonds.

                                    Unsecured Loans and Subordinated Loans.
                                    Under normal circumstances, the Fund also may invest up to 10% of its Managed Assets through purchasing revolving credit facilities, investment grade debtor-in-possession financing, unsecured loans, other floating rate debt securities, such as notes, bonds, and asset-backed securities (such as special purpose trusts investing in bank loans), investment grade loans and fixed income debt obligations and money market instruments, such as commercial paper.

                                    Special Situation Investments. The Fund also may invest up to 10% of its Managed Assets in secured, senior loans and, on limited occasions, equity and debt securities acquired in connection therewith, of firms that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing, or those same issuers prior to an event of default whose acute operating and/or financial problems have resulted in the markets valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds. Investing in the securities and debt of distressed issuers, referred to as "Special Situation Investments," involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its "par" or full value. While offering a great potential opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer's ability to continue to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding may be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments also may include non-investment grade debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.

                                    Foreign Investments. The Fund may invest up to 15% of its Managed Assets in U.S. dollar-denominated foreign investments, predominantly in developed countries and territories of those countries, but in no case will the Fund invest in debt securities of emerging markets issuers. The value of foreign investments is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial, and other operational risks. In addition, the costs of investing abroad generally are higher than in the United States, and foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

                                    Other Securities. The Fund may invest the remainder of its assets in other investments and securities. For temporary defensive purposes and in an attempt to respond to adverse market conditions, the Fund may temporarily depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents, or may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

Leverage.........................   The Fund anticipates its total leverage from
                                    the issuance of MMP Shares will be
                                    approximately __% immediately after the
                                    issuance of the MMP Shares. In addition to the issuance of MMP Shares, the Fund may make further use of financial leverage through borrowings, including the issuance of commercial paper or notes. Throughout this Prospectus, commercial paper, notes or other borrowings may be collectively referred to as "Borrowings." Any Borrowings will have seniority over the MMP Shares.
                                    Payments to holders of MMP Shares in
                                    liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings. By using
                                    Preferred Shares or Borrowings, the Fund will be engaging in an investment practice known as leverage. Using leverage creates an opportunity for the Fund to seek increased net income or capital appreciation. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least
                                    300%.

Risks.............................. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in MMP Shares and the Fund. For additional information about the risks associated with investing in MMP Shares and the Fund, see "Risk Factors."

                                    MMP Shares Risks. The primary risks of
                                    investing in MMP Shares include the
                                    following:

                                    o  if an Auction fails you may not be able
                                       to sell some or all of your shares;

                                    o   because of the nature of the market for
                                        MMP Shares, you may receive less than
                                        the price you paid for your shares if
                                        you sell them outside of an Auction,
                                        especially when market interest rates
                                        are rising;

                                    o   a rating agency could downgrade MMP
                                        Shares, which could affect their
                                        liquidity;

                                    o   the Fund may be forced to redeem your
                                        shares to meet regulatory or rating
                                        agency requirements or may voluntarily
                                        redeem your shares in certain
                                        circumstances;

                                    o in extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends;

                                    o   the MMP Shares will be junior to any
                                        Borrowings;

                                    o   any Borrowings may constitute a
                                        substantial lien and burden on the MMP
                                        Shares by reason of their prior claim
                                        against the income of the Fund and
                                        against the net assets of the Fund in
                                        liquidation; and

                                    o   if the Fund leverages through
                                        Borrowings, the Fund may not be
                                        permitted to declare dividends or other
                                        distributions with respect to the MMP
                                        Shares or purchase MMP Shares unless at
                                        the time thereof the Fund meets asset
                                        coverage requirements and the payments
                                        of principal and of interest on any of
                                        these Borrowings are not in default.

                                    Fund Risks. The primary risks of investing in the Fund include the following:

                                    Credit risk. The Fund's net asset value and ability to pay dividends depends upon the performance of the Fund's Managed Assets. That performance, in turn, is subject to a number of risks, primarily the credit risk of the Fund's underlying assets. Credit risk is the risk of nonpayment of scheduled interest and/or principal payments. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The value of Senior Loans is affected by the creditworthiness of the Borrowers (i.e., issuers) and by general economic and specific industry conditions. Because the Fund will own securities with low credit quality, it will be subject to a high level of credit risk.

                                    The Fund generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or subsequently may decline below the principal amount of the Senior Loan. Also, to the extent that collateral consists of stock of the Borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

                                    In the event of a Borrower's bankruptcy, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a Senior Loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

                                    Reliance on credit analysis by Sub-Adviser.
                                    Investment decisions will be based largely on the credit analysis performed by the Sub-Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans may not be rated by any NRSRO. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants, agents or others that invest in, trade in, originate or administer Senior Loans.

                                    Limited market for Senior Loans. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market.

                                    Senior Loans usually trade in large
                                    denominations (typically $1 million and
                                    higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the Senior Loans in which the Fund invests will be relatively illiquid.

                                    In addition, Senior Loans in which the Fund invests may require the consent of the Borrower and/or agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell Senior Loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

                                    Valuation of Senior Loans difficult. The
                                    Fund will value its Senior Loans daily.
                                    However, because the secondary market for Senior Loans is limited, it may be difficult to value some loans. Market quotations may not be readily available for some Senior Loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of Senior Loans than for securities for which there is a secondary market, because there is less reliable objective data available. In addition, if the Fund purchases a relatively large assignment of a Senior Loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the Senior Loan and reducing its exposure to the Borrower when the Sub-Adviser deems it advisable to do so.

                                    Interest Rate Risk. During normal market conditions, changes in market interest rates will affect the Fund. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because Senior Loans, the majority of the assets in which the Fund invests, pay interest at floating rates varying in response to changes in market rates. However, because the interest rates on the Fund's Senior Loans reset over time, there will be an imperfect correlation between changes in market rates and changes to the loan rates on the Senior Loans as a whole. This means that changes to the interest paid on the Senior Loans as a whole will tend to lag behind changes in market rates, resulting in possible losses due to the interest rate mismatches.

                                    Leverage Risk. The Fund may increase its leverage above the __% currently estimated after the issuance of the MMP Shares. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet cash requirements. The use of leverage by the Fund may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

                                    Other Risks. An investment in the Fund is subject to other risks described in the "Risk Factors" section of this Prospectus.

Federal Income
Tax Matters......................   The Fund believes that the MMP Shares will
                                    be treated as equity for federal income tax purposes. Distributions with respect to the MMP Shares generally will be subject to federal income taxation. A portion of the Fund's portfolio income may qualify for the dividends received deduction available to corporate investors or for treatment as

                                    "qualified dividend income" that generally is subject to reduced rates of federal income taxation for noncorporate investors. The Internal Revenue Service ("IRS") currently requires that a regulated investment company, which has two or more classes of stock, allocate to each class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends and capital gain dividends between its Common Shares and MMP Shares in proportion to the total dividends paid to each class during or with respect to that year.

Trading Market...................   MMP Shares will not be listed on an
                                    exchange. Instead, you may buy or sell MMP
                                    Shares at an Auction that normally is held every fourth ________ by submitting orders to a Broker-Dealer that has entered into an agreement with the Auction Agent and the Fund, or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in MMP
                                    Shares outside of Auctions, but may
                                    discontinue this activity at any time. There is no assurance that a secondary market will be created or, if created, that it will provide shareholders with liquidity or that the trading price in any secondary market would be $25,000. You may transfer shares outside of Auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

Custodian, Transfer Agent,
Shareholder Services Agent,
Dividend Paying Agent,
and Administrator................   PFPC Trust Company serves as the custodian
                                    of the assets of the Fund. PFPC Inc. serves as transfer, shareholder services and dividend paying agent and also provides certain administrative and accounting services to the Fund.

Auction Agent....................   ____________________.

                              FINANCIAL HIGHLIGHTS

         Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on September __, 2003 until October __, 2003. Since the Fund was recently organized and commenced operations on September __, 2003, the table covers less than _____ weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in long-term securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                                                               September __, 2003-
                                                                                                October __, 2003)
                                                                                                   (Unaudited)

Per Share Operating Performance:

Common share net asset value, beginning of period.........................................         $__________
     Net investment income................................................................         $__________
     Net realized/unrealized gain from investments........................................         $__________
         Total from investment operations.................................................         $__________
     Offering costs.......................................................................         $__________
Common share net asset value, end of period...............................................         $__________

Per share market value, end of period.....................................................         $__________
Total return on common share net asset value(s)(1)........................................          _____%
Total investment return on market value(s)(1).............................................          _____%

Ratios/Supplemental Data:
Net assets applicable to common shares, end of period (In thousands)......................          _____%
Ratio of expenses to average net assets applicable to common shares before reimbursement..          _____%(2)
Ratio of net investment income to average net assets applicable to common shares
     before reimbursement.................................................................          _____%(2)
Ratio of expenses to average net assets applicable to common shares after reimbursement...          _____%(2)
Ratio of net investment income to average net assets applicable to common shares
     after reimbursement..................................................................          _____%(2)
Portfolio turnover rate...................................................................          _____%

-------------------------------

(1) Total return on Common Share net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common Share net asset value per share. Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total returns are not annualized.

(2)  Annualized.

                                    THE FUND

         The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was initially organized as a Delaware statutory trust on May 13, 2003, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware and reorganized on August 8, 2003 as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust") governed by the laws of The Commonwealth of Massachusetts. On September 30, 2003, the Fund issued an aggregate of 4,375,000 Common Shares pursuant to which the Fund received approximately $83,387,500, after the payment of estimated organizational and offering costs. The Common Shares are traded on AMEX under the symbol "FCM." The Fund's principal office is located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 and its telephone number is (630) 242-4141.

          The following provides information about the Fund's outstanding shares as of October __, 2003:

                   Amount Held by     Amount Authorized
Title of Class        the Fund          for itsAccount        Amount Outstanding

Common Shares        [Unlimited]
MMP Shares           [Unlimited]


                                 USE OF PROCEEDS

         The net proceeds of the offering will be approximately $__________, after payment of the sales load and offering costs, estimated at approximately $__________. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as described under "The Fund's Investments," as soon as practicable. The Fund currently anticipates that the Fund will be able to invest substantially all of the net proceeds in Senior Loans that meet those investment objectives and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term securities issued by the U.S. Government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                                 CAPITALIZATION

         The following table sets forth the capitalization of the Fund as of October __, 2003, and as adjusted, to give effect to the issuance of the MMP Shares offered hereby.

                                                                               As of October __, 2003
                                                                       Actual                    As Adjusted
                                                                       ------                    -----------
                                                                     (Unaudited)                 (Unaudited)
Preferred   Shares,   $25,000  stated  value  per  share,  at
   liquidation value;  unlimited shares authorized (no shares
   issued   and   ______   shares   issued,    as   adjusted,
   respectively)(1)...............................................  $                           $
                                                                    =============               =============
Common Shareholders' Equity:
Common  shares,  $.01 par value per share;
   unlimited  shares authorized (______ shares
   outstanding)(1)....................................              $                           $
Paid-in surplus(2)................................................
Undistributed net investment income...............................
Accumulated net realized gain (loss) from investments.............
Net unrealized appreciation (depreciation) of investments.........  $                           $

--------------------

(1) [None of these outstanding shares are held by or for the account of the Fund.]
(2) As adjusted paid-in surplus reflects a reduction for the sales load and estimated offering costs of the preferred shares issuance ($ ).

                             THE FUND'S INVESTMENTS

Investment Objectives and Policies

         The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives by investing in a portfolio of Senior Loans. Under normal conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. There can be no assurance that the Fund will achieve its investment objective.

         Senior Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Non-payment would reduce income to the Fund, reduce the value of the investment and potentially decrease the Fund's NAV. There can be no assurance that the liquidation of collateral securing a Senior Loan, if any, would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. In the event of a bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a corporate debt obligation. To the extent that a corporate debt obligation is collateralized by stock in the Borrower or its subsidiaries, the stock may lose all or substantially all of its value in the event of a bankruptcy of a Borrower. Some corporate debt obligations, including Senior Loans, are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the corporate debt obligations to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders, including, in certain circumstances, invalidating the corporate debt obligations or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

         Except for rating agency guidelines imposed on the Fund's portfolio while it has outstanding Preferred Shares, there is no minimum rating or other independent evaluation of a Borrower limiting the Fund's investments. Generally, the Senior Loans and corporate debt obligations in which the Fund will invest will be lower grade debt instruments. Lower grade debt instruments are rated Ba1 or lower by Moody's, BB+ or lower by S&P or comparably rated by another NRSRO. Some investments may not be rated by an NRSRO. Corporate debt obligations that are not rated are likely to be of lower credit quality. Debt instruments that are unsecured and lower grade are viewed by the NRSROs as having speculative characteristics and are commonly referred to as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix B to the SAI. The Sub-Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its own credit analysis abilities than upon ratings. In addition, the Sub-Adviser may consider, and rely in part, on analyses performed by others in evaluating the creditworthiness of the Borrower.

         When interest rates decline, the value of a portfolio invested in fixed-rate obligations may be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations may be expected to decline. Although the Fund's NAV will vary, the Fund's management expects that investing a significant portion of the Fund's Managed Assets in Senior Loans, which are floating rate instruments, will reduce fluctuations in NAV resulting from changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's NAV. Other economic factors (such as a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that can reduce liquidity) also can adversely impact the market for debt obligations. The value of a holding generally will be reduced by downgrades in ratings of the holding or the issuer.

Senior Loans

         Senior Loan Market. The market for Senior Loans in which the Fund will invest surpassed the $1 trillion mark in 2002, and has grown at a 28% compound annual growth rate over the last nine years. New issue volume has exceeded $200 billion for each of the last five years. According to Standard & Poor's Leverage Commentary and Data, over the last eight years, the investor base in Senior Loans has changed dramatically, with foreign and domestic banks moving from a combined 60% market share in 1995 to a combined 30% market share at year end 2002, while institutional investors, including mutual funds, hedge funds, collateralized debt obligations, insurance companies, and pension, endowment, and foundation investors collectively moved from a 25% market share to a 75% market share over the same period. According to Loan Pricing Corporation, Securities Data Corp., the entrance of new investors has helped create an active trading market in Senior Loans with approximately $120 billion in Senior Loan trades having been executed in both 2001 and 2002. The growth in the market could continue to result in improved liquidity for Senior Loans over time.

         Senior Loan Characteristics. Senior Loans are loans that typically are made to business Borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases and to finance internal growth. Senior Loans generally hold one of the most senior positions in the capital structure of a Borrower and usually are secured by liens on the assets of the Borrowers, including tangible assets such as cash, accounts receivable, inventory, real estate, property, plant and equipment, common and/or preferred stock of subsidiaries and other companies, and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Fund also may receive guarantees as a form of collateral.

         By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a Borrower's collateral if the Borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

         Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were 4.00% and the Borrower were paying a fixed spread of 3.00%, the total interest rate paid by the Borrower would be 7.00%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. The fixed spread over the base rate on a Senior Loan typically does not change.

         Although a base rate, such as LIBOR, can change every day, loan agreements for Senior Loans typically allow the Borrower to choose how often the base rate for the loan will change or reset. The periods can range from one day to one year, with most Borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, Borrowers will tend to choose longer reset periods, and during periods of declining interest rates, Borrowers will tend to choose shorter reset periods.

         Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions represented by an agent who usually is one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one agent has primary responsibility for ongoing administration of a Senior Loan. Agents typically are paid fees by the Borrower for their services. The agent is responsible primarily for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders, such as foreclosure upon collateral.

         Loan agreements may provide for the termination of the agent's agency status if it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of the person and any loan payment held by the person for the benefit of the Fund should not be included in the person's or entity's bankruptcy estate. If, however, any amount were included in the person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in NAV.

         The Fund acquires Senior Loans from lenders such as banks, insurance companies, finance companies, other investment companies and private investment funds. The Fund also may acquire Senior Loans from U.S. branches of foreign banks that are regulated by the Federal Reserve System or appropriate state regulatory authorities.

         Senior Loans that the Fund may acquire include participation interests in lease financings (lease participations) where the collateral quality, credit quality of the Borrower and the likelihood of payback are believed by the Sub-Adviser to be the same as those applied to conventional Senior Loans. A lease participation also is required to have a floating interest rate that is indexed to a benchmark indicator of prevailing interest rates, such as LIBOR or the Prime Rate.

         Additional Information Concerning Senior Loans. The Fund's investments in Senior Loans may take one of several forms including: acting as one of the group of lenders originating a Senior Loan, purchasing an assignment of a portion of a Senior Loan from a third party, or acquiring a participation in a Senior Loan. When the Fund is a member of the originating syndicate for a Senior

Loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in, or an assignment of, a Senior Loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a Senior Loan only if the agent is determined by the Sub-Adviser to be creditworthy.

         Original lender. When the Fund is one of the original lenders, it will have a direct contractual relationship with the Borrower and can enforce compliance by the Borrower with terms of the loan agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the loan agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of, or increasing the time for payment of interest on, or repayment of principal of, a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

         Assignments. When the Fund is a purchaser of an assignment, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

         Participations. The Fund also may invest in participations in Senior Loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender's portion of a Senior Loan typically means that the Fund has a contractual relationship only with the lender, not with the Borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the Borrower.

         With a participation, the Fund will have no rights to enforce compliance by the Borrower with the terms of the loan agreement or any rights with respect to any funds acquired by other lenders through set-off against the Borrower. In addition, the Fund may not directly benefit from the collateral supporting the Senior Loan because it may be treated as a general creditor of the lender instead of the Borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the Borrower and the lender selling the participation.

         In the event of a bankruptcy or insolvency of a Borrower, the obligation of the Borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by the Borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a Senior Loan will be deemed to be a Senior Loan for the purposes of the Fund's investment objective and policies.

Illiquid Securities

         The Fund may invest without limit in illiquid securities. Most of the Senior Loans in which the Fund will invest will be, at times, illiquid. Illiquid securities also include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable either within or outside the United States. The Sub-Adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market ("Direct Placement Securities"). Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Unsecured Loans and Subordinated Loans

         The Fund may invest up to 10% of its Managed Assets in unsecured Senior Loans, subordinated loans or a subordinated portion of a Senior Loan. Unsecured Senior Loans are not secured by any collateral of the Borrower and subordinated loans are not the most senior debt in a Borrower's capital structure. Unsecured Senior Loans do not enjoy the security associated with collateralization and may pose a greater risk of non-payment of interest or loss of principal than do secured Senior Loans. The primary additional risk of a subordinated loan is the potential loss in the event of default by the issuer of the loan. Subordinated loans and subordinated portions of Senior Loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the Borrower's assets are insufficient to meet its obligations to its creditors.

Special Situation Investments

         The Fund may invest up to 10% of its Managed Assets in Senior Loans and, on limited occasions, equity and other debt securities acquired in connection therewith, of issuers that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing, or those same issuers prior to an event of default whose acute operating and/or financial problems have resulted in the markets' valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds ("Special Situation Investments"). Special Situation Investments are speculative and involve significant risk. Special Situation Investments frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, the Fund's ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Special Situation Investments eventually will be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of the securities.

Foreign Securities

         The Fund may invest up to 15% of its Managed Assets in U.S. currency denominated fixed-income issues of foreign governments and other foreign issuers (based on issuer's domicile), and preferred stock, but in no case will the Fund invest in debt securities of issuers located in emerging markets. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (each a "Governmental Entity" and collectively, "Governmental Entities") of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Governmental Entity in any such country denominated in the currency of another such country).

         A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

Other Investment Possibilities and Transactions

         While the Fund intends to focus its investments on Senior Loans, it may receive other types of securities, including equity and pay-in-kind and deferred payment securities, in connection with investments in Senior Loans. Accordingly, such securities will represent a relatively small portion of the portfolio, if any. In addition, the Fund may invest up to 5% of its assets in each of credit default swap transactions, credit-linked notes and structured notes. However, the Fund does not have any intention of investing in these types of securities in the current market environment.

         The Fund may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's floating rate Senior Loan portfolio. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed-rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Leverage

         The Fund anticipates its total leverage from the issuance of MMP Shares will be approximately ___% immediately after the issuance of the MMP Shares. In addition to the issuance of MMP Shares, the Fund may make further use of financial leverage through borrowings, including the issuance of commercial paper or notes. See "Description of Money Market Cumulative Preferred Shares" and "Description of Borrowings" below. The Fund employs leverage to acquire additional income-producing investments when the Advisers believe that the use of proceeds will enhance the Fund's net income. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See "Risk Factors--General Risks of Investing in the Fund--Leverage Risk." The management fee paid to the Advisers will be calculated on the basis of the Fund's Managed Assets (which includes proceeds of financial leverage), so the fees will be higher when leverage is used. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940
Act), must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

                                  RISK FACTORS

         An investment in the MMP Shares involves risks. You may lose money by investing in the Fund. Such an investment should not constitute a complete investment program. Before investing in the MMP Shares, you should consider carefully the following risks.

Risks of Investing in MMP Shares

         Interest rate risk. The MMP Shares pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the MMP Shares may rise so that the dividends paid to holders of MMP Shares exceeds the income from the Fund's portfolio securities. The Fund will hold principally Senior Loans that are based on longer term interest rates. The Fund intends to manage the potential interest rate mismatch between the interest rates on its Senior Loans and the dividend rate. There is no guarantee that the Fund will be successful in reducing or eliminating this interest rate risk. In addition, rising market interest rates could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the MMP Shares and jeopardizing the Fund's ability to pay dividends on the MMP Shares.

         Auction risk. If there are more MMP Shares offered for sale than there are buyers for those shares, you may not be able to sell your MMP Shares at an Auction. If Sufficient Clearing Bids do not exist in an Auction, the Applicable Rate will be the Maximum Applicable Rate, and in this event, owners of the MMP Shares who wish to sell will not be able to sell all, and may not be able to sell any, of the shares in the Auction. As a result, your investment in the MMP Shares may be illiquid. Also, if you place Hold orders (orders to retain MMP Shares) at an Auction only at a specified rate, and that Bid rate exceeds the rate set at the Auction, you will not retain your MMP Shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the Auction sets a below-market rate, you may receive a lower than market rate of return on your shares. See "Description of Money Market Cumulative Preferred Shares" and "The Auction--Auction Procedures."

         Secondary market risk. Lehman Brothers Inc. is not required to maintain a market in the MMP Shares. The Broker-Dealers may maintain a secondary market in the shares outside of Auctions, but they have no obligation to do so. There can be no assurance that a secondary market for the shares will develop or, if one does develop, that it will provide holders with a liquid trading market If you try to sell your MMP Shares between Auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Dividend Period (a rate period other than twenty-eight days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-Dealers that maintain a secondary trading market for MMP Shares are not required to maintain this market, and the Fund is not required to redeem shares if an Auction or an attempted secondary market sale fails because of a lack of buyers. The MMP Shares are not listed on an exchange. If you sell your MMP Shares to a

Broker-Dealer between Auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last Auction.

         Ratings and asset coverage risk. While S&P and Moody's assign ratings of "_____" and "_____," respectively, to MMP Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in MMP Shares. A rating agency could downgrade MMP Shares, which may make your shares less liquid at an Auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades MMP Shares, the Fund will alter its portfolio or redeem MMP Shares. The Fund may voluntarily redeem MMP Shares to meet regulatory or Rating Agency requirements. See "Description of Money Market Cumulative Preferred Shares--Asset Maintenance" for a description of the asset maintenance tests the Fund must meet. The Fund may not redeem MMP Shares if such redemption would cause the Fund to fail to meet regulatory or Rating Agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements. A material decline in the Fund's NAV may impair the Fund's ability to maintain its required levels of asset coverage on the MMP Shares or to pay dividends on MMP Shares.

         Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your MMP Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the MMP Shares and distributions declines. In an inflationary period, however, it is expected that, through the Auction process, MMP Shares dividend rates would increase, tending to offset this risk.

         Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on MMP Shares and the Common Shares unless it satisfies certain conditions. See "Description of Money Market Cumulative Preferred Shares--Restrictions on Dividend, Redemption and Other Payments." These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem shares of MMP Shares if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Federal Income Tax Matters."

General Risks of Investing in the Fund

         Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company that began operations on September 30, 2003. As of the date of this Prospectus, the Fund has invested approximately $___ million, or ___% of its assets, in Senior Loans. As a result, it is difficult to estimate whether the Fund will meet its investment objective at this time.

         Performance. The Fund's ability to pay dividends depends upon the performance of the Fund's Managed Assets. That performance, in turn, is subject to a number of risks, chief among which is credit risk on the underlying assets.

         Credit Risk. Credit risk is the risk of nonpayment of scheduled interest and/or principal payments. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The value of Senior Loans is affected by the creditworthiness of Borrowers/issuers and by general economic and specific industry conditions. The Funds will own securities with low credit quality and consequently, will be subject to a high level of credit quality.

         Senior Loans. If a Borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the NAV of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund also may be subject to credit risks with respect to that Lender. See "The Fund's Investments--Additional Information Concerning Senior Loans."

         The Fund generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may subsequently decline below the principal amount of the Senior Loan. Also, to the extent that collateral consists of stock of the Borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

         In the event of the bankruptcy of a Borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a Senior Loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

         The Senior Loans in which the Fund invests are generally lower grade (i.e., rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or comparably rated by another NRSRO) or unrated but determined to be of comparable credit quality as lower grade debt instruments. Investment decisions will be based largely on the credit analysis performed by the Sub-Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans may not be rated by any NRSRO. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

         Lower Grade Debt Instruments. Investing in lower grade debt instruments involves additional risks than investment-grade debt instruments. Lower grade debt instruments are securities rated Ba1 or lower by Moody's or BB+ or lower by S&P, comparably rated by another NRSRO or, if unrated, of comparable credit quality. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories (Ca or lower by Moody's, CC or lower by S&P or comparably rated by another NRSRO). Issuers of lower grade debt instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

         Lower grade debt instruments carry particular market risks and may experience greater volatility in market value than investment grade debt instruments. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rate and other factors difficult to predict, causing their value to be highly volatile. The secondary market for lower grade debt instruments may be less liquid than the markets for higher quality debt instruments, and this may have an adverse effect on the market value of certain securities.

         Lower grade debt instruments face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

         The Fund could lose money if the issuer of a debt instrument is unable to meet its financial obligations or goes bankrupt. The Fund may be subject to more credit risk than other income funds because it invests in lower grade debt instruments, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

         The value of a lower grade debt instrument may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt instruments with shorter durations.

         Lower grade debt instruments may be less liquid than higher quality instruments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

         The value of a Senior Loan is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular Senior Loan, given its individual credit and other characteristics. If market interest rates change, a Senior Loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the Senior Loans in which the Fund invests will have a weighted average reset period that is typically less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

         To the extent that changes in total rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on Senior Loans of the type and quality in which the Fund invests, the Fund's NAV also could be adversely affected. Again, this is because the value of a Senior Loan in the Fund is partially a function of whether it is paying what the market perceives to be an appropriate total rate of interest for the particular Senior Loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan's value based on changes in the market spread on Senior Loans held by the Fund may be of longer duration.

         Illiquid Securities. The Fund may invest without limit in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities also are more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

         Foreign Securities. The Fund may invest up to 15% of its Managed Assets in U.S. dollar-denominated foreign securities, but in no case will the Fund invest in debt securities of issuers located in emerging markets. Investments in non-U.S. issuers may involve unique risks which differ from investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region. These risks may include:

         o less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

         o many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Sub-Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable;

         o an adverse effect of currency exchange rates or controls on the value of the Fund's investments;

         o the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

         o economic, political, and social developments may adversely affect the securities markets; and

         o withholding and other non-U.S. taxes may decrease the Fund's return.

         Unsecured Loans and Subordinated Loans. The Fund may invest up to 10% of its Managed Assets, measured at the time of investment, in unsecured Senior Loans, subordinated loans or a subordinated portion of a Senior Loan. Unsecured Senior Loans and subordinated loans share the same credit risks as those discussed above under "Credit Risk" except that unsecured Senior Loans are not secured by any collateral of the Borrower and subordinated loans are not the most senior debt in a Borrower's capital structure. Unsecured Senior Loans do not enjoy the security associated with collateralization and may pose a greater risk of non-payment of interest or loss of principal than do secured Senior Loans. The primary additional risk in a subordinated loan is the potential loss in the event of default by the issuer of the loan. Subordinated loans and subordinated portions of Senior Loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the Borrower's assets are insufficient to meet its obligations to its creditors.

         Leverage Risk. Upon the issuance of the MMP Shares, the fund will be leveraged at approximately __% of its Managed Assets. The Fund currently intends, under normal circumstances, to utilize leverage in an amount up to __% of the Fund's Managed Assets. The use of leverage results in additional risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

         The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. Leverage also creates risks for holders of Common Shares, including the likelihood of greater volatility of net asset value and market price of common shares. A decline in net asset value could affect the Fund's ability to pay dividends with respect to the Common Shares. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares, including the MMP Shares, or purchase Common Shares or Preferred Shares unless at the time thereof, the Fund meets certain asset coverage requirements and no event of default exists under any leverage borrowing program.

         In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares, including the MMP Shares, and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell Senior Loans and other assets of the Fund) and, if any default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares, including the MMP Shares, or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act.

         There can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the shareholders of the Fund. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to shareholders relative to the circumstance if the Fund had not reduced leverage.

         Restrictive Covenants and 1940 Act Restrictions. With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Potential Credit Agreements") will likely include usual and customary covenants for their respective type of transaction, including, but not limited to, limits on the Fund's ability to: (1) issue Preferred Shares; (2) incur liens or pledge portfolio securities or investments;
(3) change its investment objective or fundamental investment restrictions without the approval of lenders; (4) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (5) make any changes in its capital structure; (6) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (7) engage in any business other than the business currently engaged in; (8) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (9) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code of 1986, as amended (the "Code") or ERISA. In addition, Potential Credit Agreements may not permit the Fund's asset coverage ratio to fall below 300% at any time.

         Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. Any Potential Credit Agreement will likely limit the Fund's ability to pay dividends or make other distributions on the Fund's Preferred Shares including the MMP Shares, unless the Fund complies with the 300% asset coverage test likely to be a provision in any Potential Credit Agreement. In addition, any Potential Credit Agreement will likely not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares or Preferred Shares, including the MMP Shares: (1) at any time that any event of default under any Potential Credit Agreement has occurred and is continuing; or
(2) if, after giving effect to the declaration, the Fund would not meet a 300% asset coverage test likely set forth in any Potential Credit Agreement.

         Limited Secondary Market for Senior Loans. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market.

         Typically, Senior Loans trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the Senior Loans in which the Fund invests will be relatively illiquid.

         In addition, Senior Loans in which the Fund invests may require the consent of the Borrower and/or agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell Senior Loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

         The Fund will value its Senior Loans daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value loans. Market quotations may not be readily available for some Senior Loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of Senior Loans than for securities with a secondary market, because there is less reliable objective data available. In addition, if the Fund purchases a relatively large assignment of a Senior Loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the Senior Loan and reducing its exposure to the Borrower when the Sub-Adviser deems it advisable to do so.

         Lending Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 33-1/3% of Managed Assets to broker-dealers, major banks, or other recognized domestic institutional Borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should the Borrower default or fail financially.

         Demand for Senior Loans. Although the volume of Senior Loans has increased in recent years, demand for Senior Loans also has grown. An increase in demand may adversely affect the rate of interest payable on Senior Loans acquired by the Fund, the price of Senior Loans acquired in the secondary markets and the rights provided to the Fund under the terms of the Senior Loan.

         Short-Term Debt Securities. The Fund may invest in short-term debt securities. Short-term debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.

         Because short-term debt securities pay interest at a fixed rate, when interest rates decline, the value of the Fund's short-term debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline.

         Investments in Equity Securities Incidental to Investment in Senior Loans. The Fund may also acquire equity securities as an incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund may frequently possess material non-public information about a Borrower as a result of its ownership of a Senior Loan to the Borrower. Because of prohibitions on trading in securities of issuers while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

         Management Risk. The Sub-Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. In addition, although certain members of the investment team at the Sub-Adviser have experience in managing a registered investment company, the Sub-Adviser, as an entity, has not previously served as an investment sub-adviser to a registered investment company.

         Strategic Transactions. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including credit default swaps, credit-linked notes, interest rate options, futures, swaps, caps, floors, and collars and other derivative transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund's portfolio securities, but may have the effect of limiting the gains from favorable market movements.

         Market Event Risk. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy. The Iraq war and related reconstruction, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally.

                             MANAGEMENT OF THE FUND

Trustees and Officers

         The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Adviser and the Sub-Adviser. There are five trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Adviser

         First Trust Advisors, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund and is responsible for selecting and supervising the Sub-Adviser. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $9.0 billion in assets managed or supervised as of August 31, 2003.

         First Trust Advisors also is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

         First Trust Advisors, a registered investment adviser, is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI.

Sub-Adviser

         Four Corners Capital Management, LLC, 633 W. Fifth Street, 49th Floor, Los Angeles, CA 90071, serves as the investment sub-adviser to the Fund. In this capacity, the Sub-Adviser is responsible for the selection and ongoing monitoring of the assets in the Fund's investment portfolio. The Sub-Adviser specializes in managing portfolios of Senior Loans and structured finance assets. The Sub-Adviser's expertise is particularly suited to the Fund's focus on Senior Loans. The Sub-Adviser is a Delaware limited liability company founded in September 2001 by Macquarie Holdings (USA), Inc., an affiliate of Macquarie

Bank Limited ("MBL") of Australia, and Michael McAdams, the Sub-Adviser's President and Chief Investment Officer. See the SAI under "Sub-Adviser."

         The Sub-Adviser believes that a rigorous investment process based on in-depth credit analysis and market experience, applied consistently and deliberately, results in superior investment performance. In addition to the Sub-Adviser's emphasis on "bottom-up" in-depth credit analysis, "top-down" macro economic analysis is formalized and integrated into the investment process. The Sub-Adviser's investment process focuses on risk minimization through an emphasis on diversification, sell discipline, and objectivity and employs systematic and quantitative analysis of default probabilities and collateral valuation in sizing positions and constructing portfolios.

         The Sub-Adviser is owned 66.67% by MBL through a subsidiary and 33.33% by the senior management of the Sub-Adviser. MBL is a licensed Australian investment bank based in Sydney, Australia and listed on the Australian Stock Exchange. MBL is not licensed to conduct banking business in the United States.

         In Australasia, MBL provides a full range of investment, financial market and advisory products and services. Internationally, MBL and its worldwide affiliates provide specialized financial services in select markets. MBL and its worldwide affiliates are located internationally in 16 countries and have approximately 4,700 staff. As of March 31, 2003, MBL and its worldwide affiliates had over US$16 billion in assets under management. Four of MBL's funds are listed on the Australian Stock Exchange, and have a total capitalization of approximately US$5.0 billion as of March 31, 2003.

         Day-to-day operations and execution of specific investment strategies are the responsibility of the Sub-Adviser. Michael P. McAdams is the President and Chief Investment Officer of the Sub-Adviser and will be co-Portfolio Manager of the Fund. Robert I. Bernstein is the Managing Director and Chief Credit Officer of the Sub-Adviser and will be co-Portfolio Manager of the Fund. Messrs. McAdams and Bernstein will be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. McAdams has been involved with the management of portfolios of Senior Loans since 1982. In 1988 he established, and from 1988 until 1995, he was the founding portfolio manager for Pilgrim Prime Rate Trust, the first investment company which invested primarily in Senior Loans. The principals of the Sub-Adviser have been active in the management of portfolios of Senior Loans since 1988. Immediately prior to establishing the Sub-Adviser, Michael McAdams was Chief Executive Officer of ING Capital Advisers, LLC, an institutional asset manager with approximately $7 billion in senior loan and high yield bond portfolios under management. In 1995, Mr. McAdams was a founding board member of the Loan Syndication and Trading Association ("LSTA"), the senior loan industry's trade group. Mr. McAdams has served as Chairman (2001) and Vice Chairman (2002) of the LSTA and was the first person from the investment side of the industry to serve in any of those capacities. Today, he remains a Director and is a member of the LSTA's Mark-to-Market Policy Committee. Mr. Bernstein's involvement with Senior Loans began in 1986, and he has been actively involved in the Senior Loan market for over 12 years. Prior to joining the Sub-Adviser in November 2001, Mr. Bernstein was most recently a General Partner of The Yucaipa Companies, a Los

Angeles-based private equity investment firm. Mr. Bernstein worked at Yucaipa from 1995 to 2000. While at Yucaipa, Mr. Bernstein completed more than $4 billion of Senior Loan and high yield bond financings and private equity investments. He also served on the boards of three companies, all of which were issuers of Senior Loans and high yield bonds. Previously with Bankers Trust Leverage Finance Group, Mr. Bernstein arranged senior loan and high yield bond financing for financial sponsors and corporate issuers. The Sub-Adviser has not previously served as an investment sub-adviser to a registered investment company.

Investment Management Agreement

         The Fund has agreed to pay a fee for the services and facilities provided by the Adviser of 0.97% of Managed Assets pursuant to an investment management agreement between the Adviser and the Fund,

         For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

         In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of preparing, printing, and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

         The Sub-Adviser receives a portfolio management fee of 0.56% of Managed Assets paid out of the Adviser's management fee.

         The Adviser and the Sub-Adviser have committed to reimburse the Fund for fees and expenses through October 1, 2007.

         Because the fee paid to the Adviser and Sub-Adviser will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Adviser's and Sub-Adviser's fees from the Fund will be higher (and the Adviser and Sub-Adviser will be benefited to that extent) when leverage is utilized.


                            RATING AGENCY GUIDELINES

         The Fund is required under Rating Agency guidelines to maintain Moody's Eligible Assets and S&P Eligible Assets each having in the aggregate a Discounted Value at least equal to the MMP Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining

Discounted Value. To the extent any particular portfolio holding of the Fund does not satisfy a Rating Agency's guidelines, all or a portion of the holding's value will not be included in the calculation of Discounted Value for purposes of that Rating Agency. The amount of assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Rating Agency guidelines also impose limitations on the Fund's investments.

         The Fund also is required under the 1940 Act to maintain, with respect to MMP Shares, asset coverage of at least 200% with respect to senior securities that are stock (as that term is used in the 1940 Act), including the MMP Shares (or other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are stock (as that term is used in the 1940 Act) of a closed-end investment company as a condition of declaring dividends on its Common Shares) ("1940 Act MMP Shares Asset Coverage"). The Fund has agreed with Moody's and S&P that the Fund's auditors must certify once per year, at the end of the Fund's fiscal year, that the Fund is in compliance with the MMP Shares Basic Maintenance Amount and, if requested by the Rating Agency, the 1940 Act MMP Shares Asset Coverage tests.

         If the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the MMP Shares Basic Maintenance Amount or (b) the 1940 Act MMP Shares Asset Coverage, in each case in accordance with the requirements of the Rating Agency or Agencies then rating the MMP Shares, the Fund will be required by the Statement to redeem MMP Shares as described under "Description of Money Market Cumulative Preferred Shares--Redemption--Mandatory Redemption."

         The Rating Agency guidelines restrict the Fund's use of some types of investment strategies. For example, the guidelines limit the Fund's use of futures, options and other derivative transactions for hedging or investment purposes, prevent the Fund from entering into hedging transactions other than S&P Hedging Transactions and Moody's Hedging Transactions, restrict the use of forward commitments and similar transactions, and limit the percentage of the Fund's assets that may be invested in any one issuer or type or class of issuer.

         The Rating Agency guidelines also prohibit the Fund from taking some types of actions unless it has received written confirmation from the Rating Agencies that the actions would not impair the ratings then assigned to the MMP Shares. These actions include changing restrictions on borrowing money, engaging in short sales, lending portfolio securities, issuing any class or series of shares ranking prior to or on a parity with the MMP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund or merging or consolidating into or with any other entity.

         The restrictions in the Rating Agency guidelines may limit the Fund's ability to make certain investments that First Trust Advisors and Four Corners Capital Management believe would benefit the Fund. The descriptions of the Rating Agency guidelines in this section and in "Description of Money Market Cumulative Preferred Shares -- Asset Maintenance" are summaries only and are not complete.

         The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without shareholder approval, amend, alter or repeal certain of the definitions and related provisions which have been adopted by the Fund pursuant to the Rating Agency guidelines only in the event the Fund receives written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the MMP Shares.

         As described by S&P and Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the MMP Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency guidelines described above also do not address the likelihood that an owner of MMP Shares will be able to sell the shares in an Auction or otherwise. The ratings are based on current information furnished to S&P and Moody's by the Fund and/or the First Trust Advisors and its affiliates and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, information. The Common Shares have not been rated by any rating agency.

         A Rating Agency's guidelines will apply to the MMP Shares only so long as the Rating Agency is rating the shares. The Fund will pay certain fees to S&P and Moody's for rating the MMP Shares. The Fund may at some future time seek to have the MMP Shares rated by an additional or Other Rating Agency.

             DESCRIPTION OF MONEY MARKET CUMULATIVE PREFERRED SHARES

         The following is a brief description of the terms of MMP Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of MMP Shares in the Statement, attached as Appendix A to the SAI. Capitalized terms not otherwise defined in the Prospectus shall have the same meaning as defined in the Statement.

General

         The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. The Statement currently authorizes the issuance of Preferred Shares as follows: Preferred Shares Series __ (referred to as "Money Market Cumulative Preferred Shares" or "MMP Shares"). The Preferred Shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The MMP Shares when issued and sold in this Offering will (1) be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, (2) not be convertible into Common Shares or other capital stock of the Fund, (3) have no preemptive rights, and
(4) not be subject to any sinking fund. The MMP Shares will be subject to optional and mandatory redemption as described below under "-- Redemption."

         Holders of MMP Shares will not receive certificates representing their ownership interest in the shares. Initially, DTC will act as Securities Depository for the Agent Members with respect to the MMP Shares.

         In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the MMP Shares. Furthermore, the Auction Agent will send notices to holders of MMP Shares of any meeting at which holders of MMP Shares have the right to vote. See "-- Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

         Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any share of MMP Shares, so long as the Fund is current in the payment of dividends on the MMP Shares and on any other capital shares of the Fund ranking on a parity with the MMP Shares with respect to the payment of dividends or upon liquidation.

Dividends and Dividend Periods

         General. Holders of MMP Shares will be entitled to receive cash dividends, when, as and if declared by the Board of Trustees, out of funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of twenty-eight days, subject to certain exceptions) at the rate per annum equal to the Applicable Rate for each Dividend Period. Dividends so declared and payable shall be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Common Shares.

         On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Fund does not intend to establish any reserves for the payment of dividends.

         All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of the dividends to the Holders. Each dividend will be paid by the Paying Agent to the Holders as their names appear on the share ledger or share records of the Fund, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute the dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing the payments on the applicable Dividend Payment Date to the beneficial owner in accordance with the instructions of the beneficial owner.

         Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on the date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "-- Default Period" below.

         The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for the Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in the Dividend Period (or portion thereof) that the share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during the Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

         Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the last day of the initial Dividend Period) and the initial

Auction Date are set forth on the cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

         The initial Dividend Period for the MMP Shares shall be ____ days. Dividend Periods after the initial Dividend Period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

         A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of the Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

         Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods of less than 30 days Dividend Payment Dates shall occur on the first Business Day following the Dividend Period and, if greater than 30 days then on a monthly basis on the first Business Day of each month within the Dividend Period and on the Business Day following the last day of the Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

         Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate, which is equal to 150% of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more (each, a "Reference Rate")), in each case subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any increase the Fund would be in compliance with the MMP Shares Basic Maintenance Amount nor, for Standard Dividend Periods or less only, will the Applicable Rate be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No minimum rate is specified for Auctions in respect to Dividend Periods of more than the Standard Dividend Period.

         The Maximum Rate for the MMP Shares will apply automatically following an Auction for the shares in which Sufficient Clearing Bids have not been made (other than because all shares of MMP Shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

         The All Hold Rate will apply automatically following an Auction in which all of the outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

         Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the

Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

         Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the MMP Shares; provided, however, that no designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (1) notice thereof shall have been given as provided herein, (2) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the MMP Shares shall have been cured as set forth under "--Default Period," (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of the proposed Special Dividend Period, (4) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "--Redemption" below, the Redemption Price with respect to the shares shall have been deposited with the Paying Agent, and (5) in the case of the designation of a Special Dividend Period, the Fund has confirmed that, as of the Auction Date next preceding the first day of the Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a MMP Shares Basic Maintenance Certificate to each Rating Agency which is then rating the MMP Shares and so requires.

         If the Fund proposes to designate any Special Dividend Period, not fewer than seven (or two Business Days in the event the duration of the Dividend Period prior to the Special Dividend Period is fewer than eight days) nor more than 30 days prior to the first day of the Special Dividend Period, notice shall be (1) made by press release and (2) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of the Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either
(x) its determination, subject to certain conditions, to proceed with the Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with the Special Dividend Period in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                   (1) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                   (2) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

         If the Fund fails to deliver either notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of the proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to the Dividend Period to the effect set forth in clause (2) above, thereby resulting in a Standard Dividend Period.

         Default Period. Subject to cure provisions, a "Default Period" with respect to the Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on the Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default"). Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period.

         No Auction shall be held during a Default Period applicable to the Series of MMP Shares. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if the default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of the non-payment based on the actual number of days comprising the period divided by 365 for the Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

         Subject to the foregoing, and any requirements of Massachusetts law, to the extent that the Fund's investment company taxable income for any year exceeds any current or accumulated dividends on the MMP Shares, the Fund intends to distribute the excess investment company taxable income to the holders of the Common Shares. The term "investment company taxable income," as it is defined in the Code, includes interest, dividends, net short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gains taxes) and other expenses properly chargeable against income, but generally does not include net capital gain, dividends paid in shares of stock, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. The Fund also intends to distribute any realized net capital gain (defined as the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior periods) annually to the holders of the Common Shares (subject to the prior rights of the holders of the MMP Shares) subject to the foregoing and any requirements of Massachusetts law. The Fund will designate distributions made with respect to MMP Shares as capital gain distributions in proportion to the MMP Shares' share of total dividends paid by the Fund during the year.

Restrictions on Dividend, Redemption and Other Payments

         Under the 1940 Act, the Fund may not (1) declare any dividend with respect to the MMP Shares if, at the time of the declaration (and after giving effect thereto), asset coverage with respect to any Borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or any other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its MMP Shares) or (2) declare any other distribution on the MMP Shares or purchase or redeem MMP Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to any Borrowings that are senior securities representing indebtedness would be less than 300% (or any higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest).

         "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any promissory note or other evidence of indebtedness in any case where a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of MMP Shares, the asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

         In addition, a declaration of a dividend or other distribution on or purchase or redemption of MMP Shares may be prohibited (1) at any time that an event of default under any Borrowings has occurred and is continuing; or (2) after giving effect to the declaration, the Fund would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with the Borrowings; or (3) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

         Upon failure to pay dividends for two years or more, the holders of MMP Shares will acquire certain additional voting rights. See "-- Voting Rights" below. These rights shall be the exclusive remedy of the holders of MMP Shares upon any failure to pay dividends on the MMP Shares.

         For so long as any MMP Shares are outstanding, except in connection with the liquidation of the Fund, or a refinancing of the MMP Shares as provided in the Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MMP Shares as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the MMP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MMP Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MMP Shares as to dividends and upon liquidation), unless
(1) there is no event of default under any Borrowings that is continuing; (2) immediately after the transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount (as defined below) and the Fund would maintain the 1940 Act Preferred Shares Asset Coverage (as defined below) (see "-- Asset Maintenance"); (3) immediately after the transaction, the Fund would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under any Borrowings; (4) full cumulative dividends on the MMP Shares due on or prior to the date of the transaction have been declared and paid; (5) the Fund has redeemed the full number of MMP Shares required to be redeemed by any provision for mandatory redemption contained in the Statement (see "-- Redemption"); and (6) the Fund has redeemed the full amount of any Borrowings required to be redeemed by any provision for mandatory redemption.

Redemption

         Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may redeem MMP Shares having a Dividend Period of one year or less, in whole or in part, out of funds legally available therefor, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. This optional redemption is not available during the initial Dividend Period or during any Non-Call Period. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of MMP Shares by reason of the redemption of MMP Shares on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount.

         The Fund also reserves the right to repurchase MMP Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the MMP Shares, but is under no obligation to do so.

         Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within six Business Days following such Valuation Date in the case of a failure to maintain the MMP Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Preferred Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the MMP Shares will be subject to mandatory redemption out of funds legally available therefor. See "--Asset Maintenance." The number of MMP Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of MMP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having sufficient Eligible Assets to restore the MMP Shares Basic Maintenance Amount or 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all MMP Shares then outstanding will be redeemed), and (B) the maximum number of MMP Shares that can be redeemed out of funds expected to be available therefore on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

         The Fund shall allocate the number of shares required to be redeemed to satisfy the MMP Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Holders of MMP Shares in proportion to the number of shares they hold, by lot or by such other method as the Fund shall deem fair and equitable, subject to mandatory redemption provisions, if any.

         The Fund is required to effect a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of MMP Shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect the redemption on or prior to the Mandatory Redemption Date, the Fund will redeem those MMP Shares on the earliest practicable date on which the Fund will have these funds available, upon notice to record owners of shares of preferred shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

          The redemption price per share upon a mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the redemption date, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

         Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by the Rule or any successor provision (notice currently must be filed with the Commission generally at least 30 days prior to the redemption date). The Fund shall deliver a redemption notice to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of optional redemptions as described above and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption as described above. The Auction Agent will use its reasonable efforts to provide notice to each Holder of MMP Shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to the shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). This notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each holder of record of shares of MMP Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the MMP Shares at their addresses appearing on the share records of the Fund. This notice will set forth (1) the redemption date, (2) the number and identity of MMP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein), (4) that dividends on the shares to be redeemed will cease to accumulate on the redemption date, and (5) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

         If fewer than all of the shares of a series of MMP Shares are redeemed on any date, the shares to be redeemed on the date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by the holders, by lot or by another method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Shares of MMP Shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the MMP Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

         If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect the redemption, dividends on the shares shall cease to accumulate and the shares shall be no longer deemed to be Outstanding for any purpose and all rights of the owners of the shares so called for redemption will cease and terminate, except the right of the owners of the shares to receive the redemption price, but without any interest or additional amount. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the MMP Shares called for redemption on the date and (2) the other amounts, if any, to which holders of MMP Shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on the funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any interest. Any funds so deposited which are unclaimed two years after the redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund upon its request. Thereupon, Holders of MMP Shares called for redemption may look only to the Fund for payment.

         So long as any MMP Shares are held of record by the nominee of the Securities Depository, the redemption price for the shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute the funds to the persons for whom they are acting as agent.

         Notwithstanding the provisions for redemption described above, no MMP Shares may be redeemed unless all dividends in arrears on the outstanding MMP Shares, and all shares of beneficial interest of the Fund ranking on a parity with the MMP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all MMP Shares and all shares ranking in a parity with the MMP Shares must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the Outstanding MMP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding MMP Shares.

         Except for the provisions described above, nothing contained in the Statement limits any legal right of the Fund to purchase or otherwise acquire any shares of MMP Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of MMP Shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act MMP Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount after giving effect to the purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of MMP Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of the transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

Asset Maintenance

         The Fund is required to satisfy two separate asset maintenance requirements in respect of the MMP Shares: (1) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by a rating agency, at least equal to the aggregate liquidation preference of the MMP Shares plus specified liabilities, payment obligations and other amounts; and (2) the Fund must maintain asset coverage for MMP Shares of at least 200%.

         MMP Shares Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any share of MMP Shares is Outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount, which is calculated separately for Moody's (if Moody's is then rating the MMP Shares), S&P (if S&P is then rating the MMP Shares) and any Other Rating Agency which is then rating the MMP Shares and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the MMP Shares Basic Maintenance Amount as of any Valuation Date and the failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the shares of MMP Shares. See "--Redemption--Mandatory Redemption."

         The "MMP Shares Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to:

                   (1) (A) the sum of the products resulting from multiplying the number of Outstanding MMP Shares on the date by the liquidation preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding MMP Shares that follows the Valuation Date (or to the 30th day after the Valuation Date, if the 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Fund non-interest expenses for the 90 days subsequent to the Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the MMP Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to the Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of the Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D);

         less

                   (2) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any (1)(B) through (i)(F) ("value," for purposes of this clause (2), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

         The Market Value of the Fund's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated in the same manner as the Fund calculates its net asset value. See "Net Asset Value" in the Statement of Additional Information.

         The discount factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the Market Value of the Fund's portfolio holdings for purposes of determining compliance with the MMP Shares Basic Maintenance Amount are based on criteria established in connection with rating the MMP Shares. The Discount Factor relating to any asset of the Fund, the MMP Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event that the Fund receives written confirmation from each rating agency which is then rating the MMP Shares and which so requires that any changes would not impair its rating.

         A rating agency's guidelines will apply to MMP Shares only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and S&P for rating MMP Shares. The ratings assigned to MMP Shares are not recommendations to buy, sell or hold MMP Shares. The ratings may be subject to revision or withdrawal by the assigning rating agent at any time. Any rating of MMP Shares should be evaluated independently of any other rating.

         1940 Act MMP Shares Asset Coverage. The Fund also is required to maintain, with respect to MMP Shares, as of the last Business Day on any month in which any MMP Shares are outstanding, asset coverage of at least 200% (or another percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act MMP Shares Asset Coverage"). If the Fund fails to maintain the 1940 Act MMP Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain shares of MMP Shares. See "--Redemption--Mandatory Redemption."

         The Fund estimates that based on the composition of its portfolio as of October __, 2003, assuming the issuance of all MMP Shares offered hereby and giving effect to the deduction of sales load and estimated offering costs related thereto estimated at $____________, the 1940 Act MMP Shares Asset Coverage would be:

      Value of Fund assets less liabilities
        not representing senior securities         =  $               =  _____%
--------------------------------------------------    ---------------
Senior securities representing indebtedness plus      $
       aggregate liquidation preference of
                   MMP Shares

         Notices. After the Date of Original Issue and in certain other circumstances, the Fund is required to deliver to any Rating Agency which is then rating the MMP Shares (1) a certificate with respect to the calculation of the MMP Shares Basic Maintenance Amount; (2) a certificate with respect to the calculation of the 1940 Act MMP Shares Asset Coverage and the value of the portfolio holdings of the Fund; and (iii) a letter proposed by the Fund's independent accountants regarding the accuracy of the calculations. See

"Description of Preferred Shares--Notices" in the Statement of Additional Information.

Liquidation Rights

          In the event of a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of the Series of MMP Shares then outstanding and any other shares ranking on a parity with the MMP Shares then outstanding, in preference to the holders of Common Shares, will be entitled to payment out of the assets of the Fund, or the proceeds thereof, available for distribution to shareholders after satisfaction of claims of creditors of the Fund, of a liquidation preference in the amount equal to $25,000 per share of the MMP Shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date of payment of the preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, holders of MMP Shares will not be entitled to any premium to which the holder would be entitled to receive upon redemption of the MMP Shares. After payment of the full amount of the liquidation distribution, the owners of the MMP Shares will not be entitled to any further participation in any distribution of assets of the Fund.

         If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the MMP Shares, shall be insufficient to permit the payment in full to the holders of the amounts to which they are entitled, then the available assets shall be distributed among the holders of all outstanding Preferred Shares, including the MMP Shares, ratably in any distribution of assets according to the respective amounts which would be payable on all the shares if all amounts thereon were paid in full. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of MMP Shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to MMP Shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to MMP Shares upon dissolution, liquidation or winding up.

         A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

         Except as otherwise indicated in this Prospectus, the Declaration, Statement or as otherwise required by applicable law, holders of MMP Shares have one vote per share and vote together with holders of Common Shares as a single class. Under applicable rules of AMEX, the Fund is currently required to hold annual meetings of shareholders.

         In connection with the election of the Trustees, the holders of outstanding Preferred Shares, including the Series of the MMP Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of beneficial interest of the Fund, to elect two Trustees of the Fund. The holders of outstanding Common Shares and Preferred Shares, including the Series of the MMP Shares, voting together as a single class, shall elect the balance of the Trustees. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on the Preferred Shares, including MMP Shares, equal to at least two full years' dividends shall be due and unpaid; or (b) any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of Preferred Shares, including the MMP Shares, as described above, would constitute a majority of the Board as so increased by the smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of Preferred Shares, including the MMP Shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which the holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares, including the MMP Shares, for all past Dividend Periods, or the Voting Period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of Preferred Shares, including the MMP Shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of Preferred Shares, including the MMP Shares, have the right to elect in any event), will terminate automatically. Any MMP Shares issued after the date hereof shall vote with the MMP Shares as a single class on the matters described above, and the issuance of any other MMP Shares by the Fund may reduce the voting power of the MMP Shares.

         The affirmative vote of the holders of a majority of the outstanding Preferred Shares, including the Series of the MMP Shares, determined with reference to a "majority of outstanding voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to

                   (1) amend, alter or repeal any of the preferences, rights or powers of the class so as to affect materially and adversely the preferences, rights or powers;

                   (2) increase the authorized number of shares of Preferred Shares;

                   (3) create, authorize or issue shares of any class of shares ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, the shares of beneficial interest ranking senior to or on parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on parity with the Preferred Shares (except that the Board of Trustees, without the vote or consent of the holders of Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue shares or series of Preferred Shares, including other series of MMP Shares, ranking on a parity with the MMP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of the Series of MMP Shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act MMP Shares Asset Coverage and MMP Shares Basic Maintenance Amount requirements);

                   (4) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, Trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any action;

                   (5) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the MMP Shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (6) below and
         (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or

                   (6) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of the indebtedness for borrowed money or any direct or indirect guarantee of the indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

         In addition, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including any series of MMP Shares, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of the series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless the matter (1) alters or abolishes any preferential right of the series; (2) creates, alters or abolishes any right in respect of redemption of the series; or (3) creates or alters (other than to abolish) any restriction on transfer applicable to the series.

         The foregoing voting provisions will not apply with respect to the MMP Shares if, at or prior to the time when a vote is required, the shares have been
(1) redeemed or (2) called for redemption, and sufficient funds shall have been deposited in trust to effect the redemption.

         The Board of Trustees, without the vote or consent of any holder of Preferred Shares, including MMP Shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any definitions set forth in the Statement or add covenants and other obligations of the Fund or confirm the applicability of covenants and other obligations set forth in the Statement in connection with obtaining or maintaining the rating of Moody's, S&P or any Other Rating Agency with respect to MMP Shares and any adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of MMP Shares or the holders thereof, provided the Board of Trustees receives written confirmation from the relevant rating agency (such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to another rating agency's rating) that any amendment, alteration or repeal would not adversely affect the rating then assigned by the rating agency.

         Also, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including MMP Shares, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any increase the Fund would be in compliance with the MMP Shares Basic Maintenance Amount.

         Unless otherwise required by law, holders of MMP Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Statement. The holders of MMP Shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the MMP Shares, the exclusive remedy of the holders shall be the right to vote for Trustees as discussed above.

                                   THE AUCTION

General

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, ____________________) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the series of MMP Shares so long as the Applicable Rate for shares of the series is to be based on the results of an Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after the notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to the removal the Fund shall have entered into the agreement with a successor Auction Agent.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for MMP Shares.

         The Auction Agent after each Auction for MMP Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of MMP Shares placed by the Broker-Dealer at the Auction. For the purposes of the preceding sentence, MMP Shares will be placed by a Broker-Dealer if the shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by the Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (1) a Submitted Bid of an Existing Holder that resulted in the Existing Holder continuing to hold the shares as a result of the Auction, (2) a Submitted Bid of a Potential Holder that resulted in the Potential Holder purchasing the shares as a result of the Auction or (3) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after the termination.

Auction Procedures

         Prior to the Submission Deadline on each Auction Date for a series of MMP Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of the series to that Broker-Dealer as follows:

         o Hold Order--indicating its desire to hold shares of the series without regard to the Applicable Rate for shares of the series for the next Dividend Period thereof.

         o Bid--indicating its desire to sell shares of the series at $25,000 per share if the Applicable Rate for shares of the series for the next Dividend Period thereof is less than the rate specified in the Bid (also known as a hold-at-a-rate order).

         o Sell Order--indicating its desire to sell shares of the series at $25,000 per share without regard to the Applicable Rate for shares of the series for the next Dividend Period thereof.

         A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of MMP Shares then held by the Beneficial Owner. A Beneficial Owner of shares of the series that submits a Bid with respect to shares of that series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of that series on the Auction Date will be treated as having submitted a Sell Order with respect to the shares to its Broker-Dealer. A Beneficial Owner of shares of the series that fails to submit an Order with respect to the shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to the shares of that series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of that series fails to submit an Order with respect to shares of that series to its Broker-Dealer for an Auction relating to a Dividend Period of more than 28 Dividend Period Days, the Beneficial Owner will be deemed to have submitted a Sell Order with respect to the shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the MMP Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional MMP Shares is, for purposes of the offer, a Potential Beneficial Owner.

         A customer of a Broker-Dealer that is not a Beneficial Owner of a series of MMP Shares but that wishes to purchase shares of the series, or that is a Beneficial Owner of shares of the series that wishes to purchase additional shares of the series (in each case, a "Potential Beneficial Owner") may submit Bids to its Broker-Dealer in which it offers to purchase shares of the series at $25,000 per share if the Applicable Rate for shares of the series for the next Dividend Period is not less than the rate specified in the Bid. A Bid placed by a Potential Beneficial Owner of shares of the series specifying a rate higher than the Maximum Rate for shares of the series on the Auction Date will not be accepted.

         The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of MMP Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of MMP Shares held by it. A Broker-Dealer also may submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

         If Sufficient Clearing Bids for a series of MMP Shares exist (that is, the number of shares of the series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of the series is at least equal to the number of shares of the series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of the series for the next succeeding Dividend Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account the rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of the series available for purchase in the Auction. If Sufficient Clearing Bids for a series of MMP Shares do not exist, the Applicable Rate for shares of the series for the next succeeding Dividend Period thereof will be the Maximum Rate for shares of the series on the Auction Date therefore. In this event, Beneficial Owners of shares of the series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of the series subject to the Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of MMP Shares, the Applicable Rate for shares of the series for the next succeeding Dividend Period thereof will be the All Hold Rate.

         The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of MMP Shares that is fewer than the number of shares of the series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

Secondary Market Trading and Transfer of MMP Shares

         The Broker-Dealers may maintain a secondary trading market of MMP Shares outside of Auctions, but are not obligated to do so, and may discontinue the activity at any time. There can be no assurance that the secondary trading market of MMP Shares will provide owners with liquidity of investment. MMP Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend rate on the shares will be fixed for the length of the Dividend Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefore, depending upon market conditions.

         A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of MMP Shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to the other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of MMP Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of the shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a transfer or other disposition for purposes of the foregoing if the Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after the sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom the transfer is made shall advise the Auction Agent of the transfer.


                            DESCRIPTION OF BORROWINGS

         The Declaration of Trust authorizes the Fund, without prior approval of holders of Common and Preferred Shares, including MMP Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with any Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any requirements will increase the cost of borrowing over the stated interest rate. Any Borrowings will rank senior to the MMP Shares.

         Limitations. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. These restrictions may be more stringent than those imposed by the 1940 Act.

         Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will be senior to those of the MMP Shares shareholders, and the terms of any Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to MMP Shares shareholders in certain circumstances.

         Voting Rights. The 1940 Act does (in certain circumstances) grant to the Fund's lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

         The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.


                          DESCRIPTION OF COMMON SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares, par value $0.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares issued and outstanding are fully paid and non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when MMP Shares are outstanding, holders of Common Shares will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on MMP Shares have been paid, and unless asset coverage (as defined in the 1940
Act) with respect to MMP Shares would be at least 200% after giving effect to the distributions.

         The Common Shares are listed on AMEX. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and the meetings are required as a condition to the listing.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of the limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of the circumstances is remote.

         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Generally, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration, to authorize:

                   (1) a conversion of the Fund from a closed-end to an open-end investment company;

                   (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of the other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction);

                   (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration);

                   (4) in certain circumstances, a termination of the Fund;

                   (5) a removal of trustees by shareholders; or

                   (6) certain transactions in which a Principal Shareholder (as defined in the Declaration) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required.

         With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if the transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. The affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's Shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, if any, outstanding and entitled to vote.

         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to make a merger or the assumption of control by a third party more difficult. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.


                            CLOSED-END FUND STRUCTURE

         The Fund is a recently organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage its investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

         Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any discount may not be in the interest of shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that the actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares, including MMP Shares, outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1940 Act and the principal stock exchange on which the Common Shares are traded.

Conversion to Open-Ended Fund

         The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote and by the holders of two-thirds of the outstanding Preferred Shares, including MMP Shares, if any, voting together as a single class; provided, however, that the vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. The affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or any agreement between the Fund and any national securities exchange. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which the conversion was approved and would also require at least 30 days' prior notice to all shareholders. In the event of conversion, the Common Shares would cease to be listed on the AMEX or other national securities exchange or market system and any Preferred Shares outstanding, including MMP Shares, would be redeemed and the leverage would cease to exist. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less the redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all the redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If the partial payment in securities were made, investors may incur brokerage costs in converting the securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.


                           FEDERAL INCOME TAX MATTERS

         The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund. This discussion assumes that all MMP Shares will be treated as equity for federal income tax purposes.

         This section and the discussion in the SAI summarize some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in the Fund.

Fund Status

         The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes all of its income, the Fund generally will not pay federal income or excise taxes.

Distributions

         Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, but, as further discussed below, if the Fund holds equity securities, under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income distributions received from the Fund may be taxed at new tax rates equal to those applicable to net capital gains (net long-term capital gain minus net short-term capital loss for the taxable year). Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. The Fund does not expect to pay exempt-interest dividends that would be subject to the federal alternative minimum tax.

Dividends Received Deduction

         A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction but this amount is not expected to be significant.

If You Sell Shares

         If you sell your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your MMP Shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends

         Under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain (net long-term capital gain minus net short-term capital loss for the taxable year) is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transition rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003. For periods not covered by the Tax Act, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for net capital gains from most property acquired after December 31, 2000, with a holding period of more than five years.

         Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Code treats certain capital gains as ordinary income in special situations.

         Pursuant to the Tax Act, if the Fund holds equity securities, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain (as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Fund generally does not expect to generate qualifying dividends eligible for the new capital gains tax rates.

Deductibility of Fund Expenses

         Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

Foreign Tax Credit

         If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Backup Withholding

         The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Other Taxation

         Foreign shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or the lower rates as may be prescribed by any applicable treaty.


                                 NET ASSET VALUE

         The net asset value of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The net asset value will be determined as of the close of regular trading on the AMEX (normally 4:00 p.m. eastern time) on each day the AMEX is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates net asset value per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

         The assets in the Fund's portfolio will be valued daily in accordance with Valuation Procedures adopted by the Board of Trustees. The Sub-Adviser anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for the particular assets, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities) but before the Fund values its assets would materially affect net asset value, the Adviser may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by Valuation Procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

         The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having substantially grown in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. For further information, see "Risk Factors - Limited Secondary Market for Senior Loans."


                                  UNDERWRITING

         Lehman Brothers Inc. is acting as Underwriter in this offering. Subject to the terms and conditions contained in the underwriting agreement between the Underwriter and the Fund, First Trust Advisors, L.P. and Four Corners Capital Management, LLC, dated the date of this Prospectus (a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part), Lehman Brothers has agreed to purchase from the Fund, and the Fund has agreed to sell to Lehman Brothers, the MMP Shares offered hereby.

         The underwriting agreement provides that Lehman Brothers is obligated to purchase, subject to certain conditions, all of the MMP Shares being offered if any are purchased. The conditions contained in the underwriting agreement include requirements that (1) the representations and warranties made by the Fund to Lehman Brothers are true; (2) there has been no material change in the financial markets; and (3) the Fund, First Trust Advisors and Four Corners deliver customary closing documents to Lehman Brothers.

         Subject to the terms and conditions set forth in the underwriting agreement, the Fund will sell the MMP Shares to Lehman Brothers on the Date of Original Issue by releasing the MMP Shares to Lehman Brothers' account at the Securities Depository against payment by Lehman Brothers for the securities to the Fund's account. On the next Auction Date after the Date of Original Issue, all the [ __ ] MMP Shares sold to Lehman Brothers will be auctioned in the Auction of the MMP Shares pursuant to the Auction Procedures described in "Description of the Money Market Cumulative Preferred Shares" and will thereafter be held in book-entry form, as described in this Prospectus.

         After the Auction which includes the newly issued MMP Shares, payment by each purchaser of MMP Shares sold through the Auction will be made in accordance with the procedures described under "Description of the Money Market Cumulative Preferred Shares-- The Auction."

Sales Load and Expenses

         Lehman Brothers has advised the Fund that it proposes to offer the MMP Shares directly to the public at the public offering price presented on the cover page of this Prospectus, and to selected dealers, that may include Lehman Brothers, at the public offering price less a selling concession not in excess of $___________ per share. The sales load of $_________ per share is equal to 1% of the initial offering price. Lehman Brothers may allow, and the selected dealers may re-allow, a concession not in excess of $___________ per share to brokers and dealers. Investors must pay for any MMP Shares purchased on or before ___________, 2003. After the offering, Lehman Brothers may change the offering price and other selling terms.

Indemnification

         The Fund, First Trust Advisors and Four Corners have agreed to indemnify Lehman Brothers against certain liabilities relating to this offering, including liabilities under the Securities Act and liabilities arising from breaches of the representations and warranties contained in the underwriting agreement and to contribute to payments that Lehman Brothers may be required to make for those liabilities.

Listing

         The MMP Shares, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the MMP Shares outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the MMP Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). The Fund has been advised by Lehman Brothers that Lehman Brothers currently intends to make a market in the MMP Shares, as permitted by applicable laws and regulations. However, Lehman Brothers is not obligated to make a market in the MMP Shares between Auctions and the market making may be discontinued at any time at its sole discretion.

Electronic Distribution

         A Prospectus in electronic format may be made available on the Internet sites or through other online services maintained by Lehman Brothers or its affiliates. In those cases, prospective investors may view offering terms online and prospective investors may be allowed to place orders online. Lehman Brothers may allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the representative on the same basis as other allocations.

         Other than the Prospectus in electronic format, the information on Lehman Brother's web site and any information contained in any other web site maintained by Lehman Brothers is not part of the prospectus or the registration statement of which this prospectus forms a part, has not been approved and/or endorsed by the Fund and should not be relied upon by investors.

Certain Relationships and Fees

         To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the Fund anticipates that Lehman Brothers may from time to time act as a broker or dealer and receive fees in connection with the execution of the Fund's portfolio transactions after Lehman Brothers has ceased to be the underwriter and, subject to certain restrictions, may act as broker while it is the underwriter. The Fund anticipates that Lehman Brothers or one of its affiliates may from time to time act in Auctions as a Broker-Dealer or dealer and receive fees as described under "Description of the Money Market Cumulative Preferred Shares."

Address

         Lehman Brothers Inc.'s principal office is located at 745 Seventh Avenue, New York, New York 10019.


                   ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

         The custodian of the assets of the Fund is PFPC Trust Company ("Custodian"), 301 Bellevue Parkway, Wilmington, Delaware 19809. The Fund's transfer, shareholder services and dividend paying agent is PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an Administration and Accounting Services Agreement, PFPC Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent public accountant providing the accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay PFPC Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.06% of the Fund's first $250 million of average Managed Assets, subject to decrease with respect to additional Fund Managed Assets.


                                  LEGAL MATTERS

         Certain legal matters in connection with the MMP Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the Underwriters by Morrison & Foerster LLP, New York, New York. Chapman and Cutler LLP and Morrison & Foerster LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                              AVAILABLE INFORMATION

         The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the Commission. These documents can be inspected and copied for a fee at the Commission's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Exchange.

         This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each statement being qualified in all respects by this reference.

         Additional information about the Fund and MMP Shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Commission. The Commission maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Exchange Act.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

The Fund.....................................................................S-1
Investment Objective.........................................................S-1
Additional Information about the Fund's Investments..........................S-4
Management of the Fund......................................................S-20
Adviser S-24
Proxy Voting Procedures.....................................................S-27
Sub-Adviser.................................................................S-28
Portfolio Transactions......................................................S-29
Net Asset Value.............................................................S-30
Description of Money Market Cumulative Preferred Shares.....................S-32
Additional Information Concerning Auctions for Money Market
   Cumulative Preferred Shares..............................................S-34
Concerning the Auction Agent................................................S-34
Broker-Dealers..............................................................S-35
Federal Income Tax Matters..................................................S-36
Performance Related and Comparative Information.............................S-40
Experts.....................................................................S-46
Custodian, Auction Agent, Transfer Agent, Dividend Disbursing Agent
   and Redemption Agent.....................................................S-46
Additional Information......................................................S-46

Financial Information........................................................F-1

Appendix A    Statement Establishing and Fixing the Rights and
              Preferences of Money Market Cumulative
              Preferred Shares...............................................A-1
              Part I:   Money Market Cumulative Preferred Shares Terms
              Part II:  Auction Procedures

Appendix B    Description of Ratings.........................................B-1

===============================================================================












            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

            ________ MONEY MARKET CUMULATIVE PREFERRED (MMP(R))SHARES



                              __ SHARES, SERIES __



                          ----------------------------

                                   PROSPECTUS
                               ____________, 2003

                          -----------------------------





                                 LEHMAN BROTHERS












===============================================================================

                  SUBJECT TO COMPLETION, DATED OCTOBER __, 2003

         The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the "Commission") is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                       STATEMENT OF ADDITIONAL INFORMATION

         First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund") is a recently organized, closed-end, diversified management investment company. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). There can be no assurance the Fund will achieve its investment objectives. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors. The Fund is designed for investors who want the potential to benefit from a rising interest rate environment. Senior Loans pay income that floats with the prevailing level of interest rates. Floating rate products are typically less sensitive to interest rate changes than traditional fixed-income securities. Income-oriented investors typically have limited alternatives in a rising interest rate environment. This Statement of Additional Information relating to the Fund's preferred shares of beneficial interest, Series __ (referred to as "Money Market Cumulative Preferred Shares" or "MMP Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus dated _________, 2003 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing MMP Shares, and investors should obtain and read the Prospectus prior to purchasing the shares. A copy of the Prospectus may be obtained without charge by calling (800) 988-5891. You may also obtain a copy of the Prospectus on the Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

      This Statement of Additional Information is dated ____________, 2003.

                                TABLE OF CONTENTS

The Fund.....................................................................S-1
Investment Objective.........................................................S-1
Additional Information about the Fund's Investments..........................S-4
Management of the Fund......................................................S-20
Adviser S-24
Proxy Voting Procedures.....................................................S-27
Sub-Adviser.................................................................S-28
Portfolio Transactions......................................................S-29
Net Asset Value.............................................................S-30
Description of Money Market Cumulative Preferred Shares.....................S-32
Additional Information Concerning Auctions for Money Market
   Cumulative Preferred Shares..............................................S-34
Concerning the Auction Agent................................................S-34
Broker-Dealers..............................................................S-35
Federal Income Tax Matters..................................................S-36
Performance Related and Comparative Information.............................S-40
Experts.....................................................................S-46
Custodian, Auction Agent, Transfer Agent, Dividend Disbursing Agent
   and Redemption Agent.....................................................S-46
Additional Information......................................................S-46

Financial Information........................................................F-1

Appendix A    Statement Establishing and Fixing the Rights and
              Preferences of Money Market Cumulative
              Preferred Shares...............................................A-1
              Part I:   Money Market Cumulative Preferred Shares Terms
              Part II:  Auction Procedures

Appendix B    Description of Ratings.........................................B-1


                                      -i-


                                    THE FUND

         The Fund was initially organized as a Delaware statutory trust, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware and reorganized as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration"). Prior to the reorganization, the Fund was known as Four Corners Claymore Corporate High Income Portfolio. In connection with the reorganization, the Fund's name was changed to First Trust/Four Corners Senior Floating Rate Income Fund effective August 8, 2003. Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the board of trustees of the Fund (the "Board of Trustees" or "Trustees"). The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations. The Fund believes the likelihood of these circumstances is remote.


                              INVESTMENT OBJECTIVE

         The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of Senior Loans. Under normal conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of Senior Loans.

         The Senior Loans in which the Fund will invest will be lower grade debt instruments. The Sub-Adviser anticipates that generally at least 80% of the Fund's Managed Assets will be invested in lower grade debt investments, and from time to time, 100% all of the Fund's Managed Assets may be invested in lower grade debt instruments. Lower grade debt instruments are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies ("S&P"), comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or are unrated securities of comparable credit quality. Lower grade debt instruments are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. See Appendix B to this Statement of Additional Information for further information about debt ratings.

         "Managed Assets" generally means the average daily gross asset value of the Fund (including assets attributable to the Preferred Shares of the Fund, if any, and the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends or any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or

                                       S-1

notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability. Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and could from time to time be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.

         An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" in the Prospectus.


                             INVESTMENT RESTRICTIONS

         The Fund's investment objective and certain fundamental investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

                    1. With respect to 75% of its total assets, purchase any securities, if as a result more than 5% of the Fund's total assets would then be invested in securities of any single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that Government securities (as defined in the Investment Company Act of 1940 (the "1940 Act"), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.

                    2. Purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

                    3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Commission exemptive order.

                    4. Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%;
         (iii) the borrowings permitted by investment restriction 3 above, or
         (iv) pursuant to a Commission exemptive order.

                    5. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements, or pursuant to a Commission rule or exemptive order.

                                       S-2


                    6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans.

                    7. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, bankruptcy or reorganization, or pursuant to a Commission rule or exemptive order, and except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

         For purposes of fundamental investment restriction numbers 1 and 2 above, the Fund will treat the Lender selling a Participation and any persons interpositioned between the Lender and the Fund as an issuer.

         The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (A) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (B) more than 50% of the Fund's shares, whichever is less.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                    1. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

                    2. Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by: (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the Commission under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief from the provisions of the 1940 Act. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether the Borrowers are investment companies.

                    3. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute control or participation.

                                       S-3


         The Fund does not have a minimum holding period for its investments and may engage in the trading of securities for the purpose of realizing short-term profits. Moreover, it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%.

         The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.


               ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Senior Loans

          Senior Loans are typically arranged through private negotiations between a borrower ("Borrower") and several lenders ("Lenders") represented in each case by one or more Lenders acting as agent of the several Lenders (the "Agent"). On behalf of the several Lenders, the Agent, which is frequently the entity that originates the Senior Loan and invites the other parties to join the lending syndicate, will be primarily responsible for negotiating the Senior Loan agreements that establish the relative terms, conditions and rights of the Borrower and the several Lenders (the "Loan Agreements"). The co-agents, on the other hand, are not responsible for administration of a Senior Loan, but are part of the initial group of Lenders that commit to providing funding for a Senior Loan once the Borrower and an Agent negotiate and agree on material terms. In large transactions, it is common to have several Agents; however, one Agent typically has primary responsibility for documentation and administration of the Senior Loan. The Fund will not act as sole Agent in a transaction. The Agent is required to administer and manage the Senior Loan and to service or monitor the collateral. The Agent also is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all Lenders which are parties to the Loan Agreement. The Agent is generally responsible for monitoring compliance by the Borrower with the restrictive covenants in the Loan Agreement and of notifying the Lenders of any adverse change in the Borrower's financial condition. In addition, the Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan.

         Lenders generally rely on the Agent to collect their portion of the payments on the Senior Loan and to use appropriate creditor remedies against the Borrower. Typically under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement. The Borrower compensates the Agent for these services. Compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The precise duties and rights of an Agent are defined in the Loan Agreement.

                                       S-4


         When the Fund is an Agent, it has, as a party to the Loan Agreement, a direct contractual relationship with the Borrower and, prior to allocating portions of the Senior Loan to Lenders, if any, assumes all risks associated with the Senior Loan. The Agent may enforce compliance by the Borrower with the terms of the Loan Agreement. Agents also have voting and consent rights under the applicable Loan Agreement. Action subject to Agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relevant Loan Agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing all or substantially all of the collateral therefor, frequently require the consent of all Lenders affected.

         Each Lender in a Senior Loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the Borrower. Generally, Loan Agreements will hold the Fund liable for any action taken or omitted constituting gross negligence or willful misconduct. In the event of a Borrower's default on a loan, the Loan Agreements generally provide that the Lenders do not have recourse against the Agent. Instead, Lenders will be required to look to the Borrower for recourse.

         Acting in the capacity of an Agent in a Senior Loan may subject the Fund to certain risks in addition to those associated with the Fund's role as a Lender. An Agent is charged with the above described duties and responsibilities to Lenders and Borrowers subject to the terms of the Loan Agreement. Failure to adequately discharge responsibilities in accordance with the standard of care set forth in the Loan Agreement may expose the Fund to liability for breach of contract. If a relationship of trust is found between the Agent and the Lenders, the Agent will be held to a higher standard of conduct in administering the loan. In consideration of these risks, the Fund will invest no more than 20% of its Managed Assets in Senior Loans in which it acts as an Agent or co-agent and the size of any individual loan will not exceed 5% of the Fund's Managed Assets.

         Lending Fees. In the process of buying, selling and holding Senior Loans the Fund may receive certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

         Borrower Covenants. A Borrower must comply with various restrictive covenants contained in a Loan Agreement. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not

                                       S-5

waived by the Agent, or by the Lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

         Administration of Loans. To a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In these cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the holders of the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement. Compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.

         A financial institution's appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

         Prepayments. Senior Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow or asset sales. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by, among other factors, general business conditions, the financial condition of the Borrower and competitive conditions among Lenders. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the

                                       S-6

prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

         Other Information Regarding Senior Loans. The Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

         To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that the guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when the stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of the securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans. During any period in which the Senior Loan is temporarily unsecured, the Senior Loan will not be treated as secured Senior Loans for purposes of the Fund's policy of investing in normal circumstances at least 80% of its Managed Assets in secured Senior Loans.

         If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Loan.

                                       S-7


         Senior Loans generally hold the most senior position in the capital structure of a business entity. Their secured position in a Borrower's capital structure typically provides the holder of a Senior Loan with the first right to cash flows and/or proceeds from the sale of collateral in the event of liquidation after default. In order of priority, Senior Loans are typically repaid before unsecured senior loans, unsecured senior bonds, subordinated debt, trade creditors, and preferred and common stockholders. Four Corners believes that, due largely to their protective features, Senior Loans tend to have more favorable recovery rates as compared to most non-senior debt obligations of similar quality. However, these factors do not assure full payment of principal or interest, and delays or limitations may result in the event of bankruptcy.

         Senior Loans are floating rate instruments which are issued at a fixed spread over some pre-defined base rate. The spread is set at the time the loan is originated, and is typically referenced to LIBOR but can also be referenced to the rate on certificates of deposit or the Prime Rate. The spread at the time of origination of a loan is a function of several factors, including credit quality of the issuer, the structure of the individual deal, and the general market conditions at the time of the origination. As conditions change, the required spreads that market participants demand from a specific borrower, or industry, may change and could result in required spreads narrowing or widening for all corporate credits. It should be noted that since most corporate loans may be pre-paid at par without penalty, should general market spreads narrow, there is a high probability that the Borrower would choose to refinance at a lower spread. Should an existing loan be refinanced at a lower rate, or should there be a decrease in credit spreads in the corporate loan market in general or for a particular industry, it is expected there will be a decrease in portfolio income and a decrease in overall portfolio return. The use of leverage in the portfolio will increase the impact of the decreased income due to spread compression. Senior Loans may also incorporate pre-determined "step-ups" where the spread increases by some specified amount if the credit quality of the issuer deteriorates and "step-downs" where the spread increases if the credit quality of the borrower improves. Should credit quality decline, and the step-up be triggered, the coupon income associated with loans to this borrower will increase. Similarly, should a borrower's credit quality improve and the step-down become operative, investor income will decrease due to the decrease in income associated with that particular borrower.

         Senior Loans are direct obligations of corporations or other business entities and are arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior Loans usually include restrictive covenants which must be maintained by the Borrower. A breach of a covenant, which is not waived by the Agent, is normally an event of acceleration, i.e., the Agent has the right to call the outstanding Senior Loan. These covenants, in addition to the timely payment of interest and principal, may include restrictions on dividend payments, and usually state that a Borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. In addition, Loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Fund may have an obligation to make additional loans upon demand by the Borrower. The Fund intends to reserve against contingent

                                       S-8

obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover the obligations.

         Senior Loans, unlike certain bonds, usually do not have call protection. This means that investments comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty.

         Senior Loans frequently require full or partial prepayment of a Loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the Borrower at its election. The rate of prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the Borrower. Prepayment would cause the actual life of a Senior Loan to be shorter than its stated maturity. This should, however, allow the Fund to reinvest in a new Loan and recognize as income any unamortized loan fees. In many cases this will result in a new facility fee payable to the Fund.

         The Fund may be required to pay and receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, assignment fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a Senior Loan as compensation for the initiation of the transaction. An Assignment fee may be paid when a Senior Loan is assigned to another party. A non-use fee is paid based upon the amount committed but not used typically under a revolving credit facility, which may be issued coincident to the Senior Loan. Facility fees are on-going annual fees paid in connection with a Senior Loan. Letter of credit fees are paid if a Senior Loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until Senior Loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

         In order to allow national banks to purchase shares of the Fund for their own accounts without limitation, the Fund invests only in obligations which are eligible for purchase by national banks for their own accounts pursuant to the provisions of paragraph seven of Section 24 of the U.S. Code Title 12. National banks which are contemplating purchasing shares of the Fund for their own accounts should refer to Banking Circular 220, issued by the U.S. Comptroller of the Currency on November 21, 1986, for a description of certain considerations applicable to these purchases.

Lower Grade Debt Instruments

         The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories (Ca or lower by Moody's, CC or lower by S&P or comparably rated by another NRSRO). The value of these securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade debt instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more

                                       S-9

creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

         Investing in lower grade debt instruments involves additional risks than investment-grade debt instruments. Lower grade debt instruments are securities rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's, or comparably rated by any other NRSRO or considered to be of comparable credit quality. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from lower grade or comparable debt instruments and those derived from higher rated issues, the Fund may invest in higher rated debt instruments which provide similar yields but have less risk. In addition, the Fund may be forced to buy higher rated, lower yielding debt instruments, which would decrease the Fund's return, if issuers redeem their lower grade debt instruments at a higher than expected rate. Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on securities rated Ba1 or lower or BB+ or lower than is the case with higher grade securities. Lower grade debt instruments are considered speculative.

         The Fund will normally invest in securities rated below B by both Moody's and Standard & Poor's (or comparably rated by another NRSRO) only if it is determined that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by the lower ratings. Lower grade debt instruments tend to offer higher yields than higher rated debt instruments with the same maturities because the historical financial condition of the issuers of the securities may not have been as strong as that of other issuers. Since lower grade debt instruments generally involve greater risk of loss of income and principal than higher rated debt instruments, investors should consider carefully the relative risks associated with investments in lower grade debt instruments. Investment in these securities is a long-term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long-term. See "Risks Relating to Lower Grade Debt Instruments" below.

         Fluctuations in the prices of fixed-income debt instruments may be caused by, among other things, the supply and demand for similarly rated debt instruments. In addition, the prices of debt instruments fluctuate in response to the general level of interest rates. Fluctuations in the prices of debt instruments subsequent to their acquisition will not affect cash income from such debt instruments but will be reflected in the Fund's net asset value.

         The Fund will perform its own investment analysis and rating assignment, and will not rely principally on the ratings assigned by the rating services, although these ratings will be considered. A description of corporate bond ratings is contained in Appendix A to this Statement of Additional Information. Ratings of securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Therefore, the financial history, the financial condition, the prospects and the management of an issuer, among other things,

                                       S-10

will also be considered in selecting securities for the Fund's portfolio. Since some issuers do not seek ratings for their securities, non-rated securities will also be considered for investment by the Fund only when it is determined that the financial condition of the issuers of the securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objectives and policies.

         Risks Relating To Investing In Lower Grade Debt Instruments. Senior Loans are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower grade or similar unrated debt instruments are more likely to react to developments affecting market and credit risk than are more highly rated debt instruments, which react primarily to movements in the general level of interest rates. Both credit risk and market risk will be considered in making investment decisions for the Fund. The achievement of its investment objectives may be more dependent on the Fund's own credit analysis and rating assignment than is the case for higher quality securities.

         Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for lower grade debt instruments, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated debt instruments. Under adverse market or economic conditions, the secondary market for lower grade debt instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if the securities were widely traded. Prices realized upon the sale of lower grade debt instruments, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value lower grade debt instruments than more highly rated debt instruments.

         In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Fund will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

         Since investors generally perceive that there are greater risks associated with the lower grade debt instruments of the type in which the Fund may invest, the yields and prices of these debt instruments may tend to fluctuate more than those for higher rated debt instruments. In the lower quality segments of the Senior Loan market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality Senior Loan securities which, as a general rule, fluctuate in response to the general level of interest rates.

                                       S-11


         Lower grade or unrated debt instruments also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Special Situation Investments

         The Fund may invest up to 10% of its Managed Assets in secured senior loans and, on limited occasions, equity and other debt securities acquired in connection therewith, of firms that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing, or those same issuers prior to an event of default whose acute operating and/or financial problems have resulted in the markets' valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds ("Special Situation Investments"). Special Situation Investments are speculative and involve significant risk. Special Situation Investments frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, the Fund's ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Special Situation Investments eventually will be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of the securities.

Illiquid Securities

         The Fund may invest without limit in illiquid securities. Most of the Senior Loans in which the Fund will invest will be, at times, illiquid. Illiquid securities also include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable either within or outside the United States. The Sub-Adviser will monitor the liquidity of restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"),

                                       S-12

securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market (Direct Placement Securities). Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

         Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Foreign Securities

         The Fund may invest up to 15% of its Managed Assets in U.S. currency denominated fixed-income issues of foreign governments and other foreign issuers (based on issuer's domicile), and preferred stock. But in no case will the Fund invest in debt securities of issuers located in emerging markets. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (each a "Governmental Entity" and collectively, "Governmental Entities") of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Governmental Entity in any such country denominated in the currency of another such country).

         A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

         Investment in sovereign debt can involve a high degree of risk. The government entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject.

                                       S-13

Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of the debtor's obligations. Failure to implement such reforms, achieve the levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair the debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of the debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         Foreign securities involve certain risks. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls, and the seizure or nationalization of foreign deposits. Such securities may also be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer or government than about a domestic issuer or the U.S. Government. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of confiscatory taxation and diplomatic developments which could affect investment. In many instances, foreign fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These securities may be less liquid than securities of U.S. issuers, its instrumentalities or agencies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of these securities.

         Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

         Additional costs could be incurred in connection with the Fund's international investment activities. Foreign countries may impose taxes on income on foreign investments. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

                                       S-14


Pay-in-Kind and Deferred Payment Securities

         The Fund may invest in pay-in-kind and deferred payment securities only if the Fund receives the instruments in connection with owning Senior Loans of an issuer. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that pay no or a reduced rate of interest until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of certain of these types of securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the deferred payment portion of bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. The Fund may also buy loans that provide for the payment of additional income if certain operational benchmarks are achieved by the Borrower that is to be paid on a deferred basis at an uncertain future date.

         In addition to the above described risks, there are certain other risks related to investing in pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for the securities may become even less liquid. In addition, as these securities may not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to these securities.

Credit Default Swap Transactions

         The Fund may invest up to 5% of its Managed Assets in credit default swap transactions (as measured by the notional amounts of the swaps), including credit-linked notes (described below) for hedging and investment purposes. However, given the current state of developments in the market, the Sub-Adviser has no present intention to utilize such instruments. The "buyer" in a credit

                                       S-15

default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

         The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

Credit-Linked Notes

         The Fund may invest in credit-linked notes. Credit-linked notes are securities that are collateralized by one or more credit default swaps on corporate credits. The difference between a credit default swap and a credit-linked note is that the buyer of a credit-linked note receives the principal payment from the seller at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Sub-Adviser currently considers credit default swaps and credit-linked notes to be illiquid. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and a return of principal at the maturity date.

         Credit-linked notes are subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits

                                       S-16

defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the difference between the original face value security and the current value of the defaulted security.

         Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

         The market for credit-linked notes is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked notes. In certain cases, a market price for a credit-linked note may not be available. The collateral for a credit-linked note is one or more credit default swaps, which, as described above, are subject to additional risk.

         New financial products continue to be developed and the Fund may invest in any products that may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

Structured Notes and Related Instruments

         The Fund may invest up to 5% of its Managed Assets in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded" index), such as selected securities or debt investments, an index of such, or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. However, given the current state of developments in the market, the Sub-Adviser has no present intention to utilize such instruments. The terms of structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. As a result, a relatively small decline in the value of a referenced Senior Loan or basket of Senior Loans could result in a relatively large loss in the value of a structured note.

Interest Rate and Other Hedging Transactions

         The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the

                                      S-17

performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Sub-Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

         The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio with an interest rate redetermination period of one-year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one-year for an obligation to make payments that readjust monthly.

         The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

         In circumstances in which the Sub-Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal

                                      S-18

amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

         The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Adviser's ability to predict correctly the direction and extent of movements in interest rates.

         Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Sub-Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

         Because these hedging transactions are entered into for good-faith risk management purposes, the Sub-Adviser and the Fund believe these obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

         The Fund may also engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the

                                      S-19

investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be limited to 20% of the Managed Assets of the Fund. Such exposure will be attained through the use of derivatives described above and through credit default swap transactions and credit linked securities, both of which are discussed below.

Lending of Securities

         Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in any amount to brokers, dealers and financial institutions, provided that loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on the securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of the loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

         A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

         Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of its rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


                             MANAGEMENT OF THE FUND

Trustees and Officers

         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the Trustees and officers of the

                                      S-20

Fund and a statement of their present positions and principal occupations during the past five years, with the Trustee who is an "interested person" (as such term is defined in the 1940 Act) of the Fund indicated by an asterisk. The mailing address of the officers and Trustees, unless otherwise noted, is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

                                                                                              Number of
                                                                                              Portfolios
                                                                                              in Fund
                                                  Term of Office                              Complex         Other
                                                  and Year First                              Overseen by     Trusteeships
                              Position and        Elected or      Principal Occupations       Trustee or      Held by
Name, Address and Age         Offices with Fund   Appointed       During Past 5 Years         Officer         Trustee

Trustee who is an
Interested Person of the
Fund
------------------------
James A. Bowen(1)*            President,          o One Year(2)   President, First Trust      14 Portfolios   None
D.O.B.: 09/55                 Chairman of the     o 2003          Portfolios and First
                              Board, Chief                        Trust Advisors; Director,
                              Executive Officer                   Bond Wave, LLC
                              and Trustee

Trustees who are not
Interested Persons of the
Fund
-------------------------
Richard E. Erickson           Trustee             o One Year(2)   Physician,                  14 Portfolios   None
327 Gundersen Drive                               o 2003          Sportsmed/Wheaton
Carol Stream, IL 60188                                            Orthopedics
D.O.B.: 04/51

Niel B. Nielson               Trustee             o One Year(2)   Pastor (1997 to Present),   14 Portfolios   Director
1117 Mountain Terrace                             o 2003          College Church in                           of Good
Lookout Mountain, GA  30750                                       Wheaton; Partner (1996 to                   News
D.O.B.: 3/54                                                      1997), Ritchie Capital                      Publishers
                                                                  Markets (Options                            - Crossway
                                                                  Trading); Vice President                    Books;
                                                                  (1995 to 1996), The                         Covenant
                                                                  Service-Master Company                      Transport
                                                                  (Residential and                            Inc.
                                                                  Commercial Services
                                                                  Provider) o

Thomas R. Kadlec              Trustee             One Year(2)     Vice President, Chief       3 Portfolios    None
26W110 Sandpiper Court                            o 2003          Financial Officer (1990
Wheaton, IL  60188-4541                                           to Present), ADM Investor
D.O.B.: 11/57                                                     Services, Inc. (Futures
                                                                  Commission Merchant);
                                                                  Registered Representative
                                                                  (2000 to Present),
                                                                  Segerdahl & Company,
                                                                  Inc., an NASD member
                                                                  (Broker-Dealer)

David M. Oster                Trustee             o One Year(2)   Trader (Self-Employed)      3 Portfolios    None
D.O.B.: 03/64                                     o 2003          (1987 to Present)
3N550 Wildflower Lane                                             (Options Trading and
West Chicago, IL  60185                                           Market Making)

Officers of the Fund
--------------------
Mark R. Bradley               Treasurer,          o Indefinite    Chief Financial Officer,    14 Portfolios   None
D.O.B.: 11/57                 Controller, Chief     term          Senior Vice President,
                              Financial Officer   o 2003          First Trust Portfolios
                              and Chief                           and First Trust Advisors.
                              Accounting Officer

Susan M. Brix                 Assistant Vice      o Indefinite    Representative, First       14 Portfolios   N/A
D.O.B.: 01/60                 President             term          Trust Portfolios;
                                                  o 2003          Assistant Portfolio
                                                                  Manager, First Trust
                                                                  Advisors.

Robert F. Carey               Vice President      o Indefinite    Senior Vice President,      14 Portfolios   N/A
D.O.B.: 07/63                                       term          First Trust Portfolios
                                                  o 2003          and First Trust Advisors.

                                      S-21


                                                                                              Number of
                                                                                              Portfolios
                                                                                              in Fund
                                                  Term of Office                              Complex         Other
                                                  and Year First                              Overseen by     Trusteeships
                              Position and        Elected or      Principal Occupations       Trustee or      Held by
Name, Address and Age         Offices with Fund   Appointed       During Past 5 Years         Officer         Trustee

W. Scott Jardine              Secretary           o Indefinite    General Counsel, First      14 Portfolios   N/A
D.O.B.: 05/60                                       term          Trust Portfolios and
                                                  o 2003          First Trust Advisors

Roger Testin                  Vice President      o Indefinite    Vice President (August      14 Portfolios   N/A
D.O.B.: 06/66                                       term          2001-Present) First Trust
                                                  o 2003          Advisors; Analyst
                                                                 (1998-2001), Dolan
                                                                  Capital Management;
                                                                  Investment Supervisor
                                                                  (1990-1997), Zurich
                                                                  Kemper Investments
--------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position of President of First Trust Portfolios and First Trust Advisors, principal underwriter and investment adviser, respectively, of the Fund.

(2) Trustees are elected each year by shareholders and serve a one year term until their successors are elected. Mr. Bowen's officer positions with the Fund have an indefinite term.

         The Board of Trustees of the Fund has four standing committees, the Executive Committee (and Pricing and Dividend Committee), the Nominating Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other matters relating to such financing, including determining the price at which the shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. This committee is also responsible for the declaration and setting of dividends. Messrs. Kadlec and Bowen are members of the Executive Committee. The Nominating Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. The Nominating Committee does not expect to consider nominees recommended by shareholders. Messrs. Erickson, Nielson, Kadlec and Oster are members of the Nominating Committee. The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec and Oster are members of the Valuation Committee. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Oster serve on the Audit Committee. Because the Fund is recently organized, none of the committees have met during the Fund's last fiscal year.

         Messrs. Erickson, Nielson and Bowen are also trustees of First Defined Portfolio Fund, LLC, an open-end fund advised by First Trust Advisors with 11 portfolios. Messrs. Bowen, Erickson, Nielson, Kadlec and Oster are also trustees of the First Trust Value Line(R) 100 Fund and First Trust Value Line(R) Dividend Fund, closed-end funds advised by First Trust Advisors. None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family

                                      S-22

members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of the Fund, hold the same positions with the First Defined Portfolio Fund, First Trust Value Line(R) 100 Fund and First Trust Value Line(R) Dividend Fund as they hold with the Fund.

         The officers and Trustee who is an "interested person" as designated above serve without any compensation from the Fund. Trustees who are not interested persons of the Fund ("Independent Trustees") receive a $10,000 annual retainer for serving as trustee of the Fund, $1,000 per meeting fee for their attendance (in-person or through electronic means), $500 for attendance in-person or through electronic means at a committee meeting and are reimbursed for expenses incurred as a result of attendance at meetings of the Trustees. The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year to each of the Independent Trustees and estimated total compensation to be paid to each of the Independent Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans.

                                                            Estimated Total
                               Estimated                    Compensation from
                               Aggregate Compensation       the Fund and Fund
Name of Trustee                from the Fund(1)             Complex(2)

Richard E. Erickson            $15,000                      $66,500.00
Niel B. Nielson                $15,000                      $66,500.00
Thomas R. Kadlec               $15,000                      $45,000.00
David M. Oster                 $15,000                      $45,000.00
-------------------
(1) The compensation estimated to be paid by the Fund to the Independent Trustees for the first full fiscal year for services to the Fund.

(2) The total estimated compensation to be paid to Messrs. Erickson and Nielson, Independent Trustees, from the Fund and Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the First Defined Portfolio Fund, an open-end fund (with 11 portfolios) advised by First Trust Advisors plus estimated compensation to be paid to these Trustees by the First Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund and the Fund for a full calendar year. Messrs. Kadlec and Oster are currently not Trustees of the First Defined Portfolio Fund. Accordingly, their estimated total compensation is based on the estimated compensation to be paid by the First Trust Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund and the Fund for a full calendar year.

         The Fund has no employees. Its officers are compensated by First Trust Advisors. The shareholders of the Common Shares of the Fund will elect trustees at the next annual meeting of shareholders.

                                      S-23


         The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds in the First Trust Fund Complex as of December 31, 2002:

                                                Aggregate Dollar Range of
                                                Equity Securities in all
                      Dollar Range of           Registered Investment
                      Equity Securities         Companies Overseen by Trustee
 Trustee              In the Fund               in First Trust Fund Complex

 Mr. Bowen            None                      None
 Mr. Erickson         None                      None
 Mr. Nielson          None                      None
 Mr. Kadlec           None                      None
 Mr. Oster            None                      None

         As of December 31, 2002, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

         As of October __, 2003, ___________owned both beneficially and of record ____% of the Common Shares of the Fund.


                                     ADVISER

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund. As investment adviser, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Adviser and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Adviser and provides the Fund with certain other services necessary with the management of the portfolio.

         First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Commission under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

                                      S-24


         First Trust Advisors is also adviser or subadviser to approximately 50 mutual funds and three closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust Portfolios introduced the first insured unit investment trust in 1974 and to date, more than $27 billion in First Trust Portfolios unit investment trusts have been deposited.

         First Trust Advisors acts as investment adviser to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to the agreement or interested persons of any such party except in their capacity as Trustees of the Fund, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors, shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not the purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. Provisions regarding expense limitations are described in the Prospectus. See "Summary of Fund Expenses" and "Management of the Fund -- Investment Management Agreement" in the Fund's Prospectus.

         In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, sub-licensing fee, expenses of independent auditors, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

                                      S-25


         On August 26, 2003, the Trustees of the Fund met with members of First Trust Advisors and the Sub-Adviser (the "Fund Advisers") to consider, among other things, the possible approval of the Investment Management Agreement between the Fund and First Trust Advisors and the Sub-Advisory Agreement between the Adviser, the Sub-Adviser and the Fund. Prior to the meeting, the Independent Trustees received a memorandum describing their legal obligations and duties relating to the approval of an investment advisory contract, including the duties of the Trustees under the 1940 Act and the general principles of state law; the requirements of the 1940 Act in such matters; the fiduciary duty of the Adviser; the standards used in determining whether boards of trustees have fulfilled their duties; and various factors to be considered by the Trustees in voting on whether to approve advisory agreements. In evaluating the Investment Management Agreement and the Sub-Advisory Agreement, the Independent Trustees met with their legal counsel privately (outside the presence of the interested Trustee and any officers of the Fund Advisers) to discuss their responsibilities and obligations with respect to the Investment Management Agreement and Sub-Advisory Agreement and to review the matters contained in the above-referenced memorandum.

         In evaluating the Investment Management Agreement and the Sub-Advisory Agreement, the Board reviewed the Independent Trustees' role in approving the advisory contracts under the 1940 Act. In evaluating the Fund Advisers' services and their fees, the Trustees reviewed narrative information concerning the investment advisory and other types of services provided to the Fund by the Fund Advisers and the proposed advisory fees compared to the level of advisory fees paid by other closed-end funds. The Trustees also met with the relevant investment personnel from the Adviser and Sub-Adviser and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See "Management of the Fund" in the Prospectus and this SAI. The Trustees also evaluated the level of skill required to manage the Fund and concluded that the human resources available at the Adviser and Sub-Adviser were appropriate to fulfill effectively the duties of the Adviser and Sub-Adviser on behalf of the Fund under the applicable agreement. The Trustees also received information concerning the investment philosophy and investment process to be applied by the Sub-Adviser in managing the Fund. In this regard, the Trustees considered the Sub-Adviser's in-house research capabilities as well as other resources available to the Sub-Adviser's personnel. The Trustees concluded that the Sub-Adviser's investment process, research capabilities and philosophy were appropriate for the Fund's investment objective and policies. In reviewing the Investment Management Agreement and the Sub-Advisory Agreement, the Trustees considered, among other things, the fees, the nature and quality of the services to be provided, and the expense waivers by the Adviser and Sub-Adviser. In considering the foregoing, the Trustees gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisers of similar funds. In evaluating the proposed fees, the Trustees also considered the complexity of investment management for the Fund. The Trustees concluded that the level of fee was reasonable. The Trustees did not identify any single factor discussed above as all-important or controlling.

         The Board of Trustees, including a majority of the Independent Trustees of the Fund, and the sole shareholder of the Fund, each approved the Investment Management Agreement and the Sub-Advisory Agreement. The Independent Trustees have determined that the terms of the Fund's Investment Management Agreement and

                                      S-26

the Sub-Advisory Agreement are fair and reasonable and that the agreements are in the Fund's best interests. The Independent Trustees believe that the Investment Management Agreement and the Sub-Advisory Agreement will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders.

         The Fund, Adviser and Sub-Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the Commission's web site (http://www.sec.gov), and copies of these code may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.


                             PROXY VOTING PROCEDURES

         The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

         A senior member of the Adviser is responsible for oversight of the Fund's proxy voting process. The Adviser has engaged the services of Institutional Shareholder Services, Inc., ("ISS") to make recommendations to the Adviser on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. The Adviser reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, the Adviser may not vote in accordance with the ISS recommendations when the Adviser believes that specific ISS recommendations are not in the best economic interest of the Fund. If the Adviser manages the assets of a company or its pension plan and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to that company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser will review the request and inform the client only if the Adviser is not able to follow the client's request.

         The Adviser has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Adviser's general voting policies.

         When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 988-5891 or by accessing the Commission's website at http://www.sec.gov.


                                      S-27


                                   SUB-ADVISER

         Four Corners Capital Management, LLC acts as investment sub-adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 633 West Fifth Street, 49th Floor, Los Angeles, CA 90071. For additional information regarding the management services performed by the Sub-Adviser, see "Management of the Fund" in the Prospectus.

         The Sub-Adviser is 66.67% owned by Macquarie Bank Limited ("MBL") through a subsidiary and 33.33% by its senior management. MBL is a licensed Australian investment bank based in Sydney, Australia and listed on the Australian Stock Exchange. MBL is not licensed to conduct banking business in the United States.

         In Australasia, MBL provides a full range of investment, financial market and advisory products and services. Internationally, MBL and its worldwide affiliates provide specialized financial services in select markets. MBL and its worldwide affiliates are located internationally in 16 countries and have approximately 4,700 staff. As of March 31, 2003, MBL and its worldwide affiliates had over US$16 billion in assets under management. Four of MBL's funds are listed on the Australian Stock Exchange, and have a total capitalization of approximately US$5.0 billion as of March 31, 2003.

         The Sub-Adviser, subject to the Board of Trustees' and Adviser's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Adviser is responsible for managing the investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and publicly described. The Sub-Adviser further agrees to conform to all applicable laws and regulations of the Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments in Senior Loans (and other assets in which the Sub-Adviser is authorized to invest), and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Adviser is responsible for effecting all security transactions on behalf of the Fund. Pursuant to a Sub-Advisory Agreement between the Adviser, the Sub-Adviser and the Fund, the Adviser has agreed to pay for the services and facilities provided by the Sub-Adviser through a sub-advisory fee, as set forth in the Prospectus. For purposes of calculation of the sub-advisory fee, the Fund's "managed assets" shall mean the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of any borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares). Through a separate agreement, the Adviser has committed to pay the Sub-Adviser a sum equal to 1.5 times the annualized pro-forma Sub-Advisory Fee in effect if the Sub-Advisory Agreement is terminated for any reason other than for cause or the appointment of the Sub-Adviser as the Fund's investment adviser.

                                      S-28


         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.


                             PORTFOLIO TRANSACTIONS

         The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in the securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from the Fund's affiliates except in compliance with the 1940 Act.

         With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Sub-Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forego a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Sub-Adviser will identify and choose the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund may hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Sub-Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell its interests. See "Risk Factors" in the Prospectus.

         The Fund expects that substantially all other portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of the Sub-Adviser to seek the best execution under the circumstances of each trade. The Sub-Adviser evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be the Sub-Adviser's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Sub-Adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to the Sub-Adviser's own research efforts, the receipt of research information is not expected to reduce significantly the Sub-Adviser's expenses. While the Sub-Adviser will be primarily responsible for the placement of the business of the Fund, the policies and practices of the Sub-Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

                                      S-29


         Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Sub-Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Sub-Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Sub-Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.


                                 NET ASSET VALUE

         The net asset value of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The net asset value will be determined as of the close of regular trading on the AMEX (normally 4:00 p.m. eastern time) on each day the AMEX is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates net asset value per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

         The assets in the Fund's portfolio will be valued daily in accordance with Valuation Procedures adopted by the Board of Trustees. The Sub-Adviser anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for the particular assets, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities) but before the Fund values its assets would materially affect net asset value, the Adviser may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by Valuation Procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Senior Loans

         The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having substantially grown in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be

                                      S-30

incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. For further information, see "Risk Factors- Limited Secondary Market for Senior Loans."

         Typically, Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or if the valuation is deemed unreliable, the Adviser may value the Senior Loan at a fair value as determined in good faith under procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

         When applicable, fair value is determined by the Adviser and monitored by the Fund's Board of Trustees. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

         o    the fundamental business data relating to the issuer or borrower;

         o an evaluation of the forces which influence the market in which these securities are purchased and sold;

         o    type of holding;

         o    financial statements of the borrower;

         o    cost at date of purchase;

         o    size of holding;

         o credit quality and cash flow of issuer, based on the Adviser's or a third party's analysis;

         o    information as to any transactions in or offers for the holding;

         o price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

         o    coupon payments;

         o    quality, value and salability of collateral securing the loan;

         o business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate;

         o the Adviser's and/or the market's assessment of the borrower's management;

                                      S-31


         o prospects for the borrower's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

         o    borrower's competitive position within the industry;

         o borrower's ability to access additional liquidity through public and/or private markets; and

         o    other relevant factors.

Other Assets

         Securities for which the primary market is a national securities exchange or the Nasdaq National Market System are valued at the last reported sale price (Nasdaq Official Closing Price for Nasdaq National Market System securities) on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded in the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.


             DESCRIPTION OF MONEY MARKET CUMULATIVE PREFERRED SHARES

Notices

         The Fund shall deliver to the Auction Agent and Moody's (if Moody's is then rating MMP Shares), S&P (if S&P is then rating MMP Shares) and any other rating agency which is then rating MMP Shares and which so requires a certificate which sets forth a determination of certain items (a "MMP Shares Basic Maintenance Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any rating agency,
(D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the MMP Shares Basic Maintenance Amount Test,
(E) any day that Common Shares or Preferred Shares, including MMP Shares, are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the MMP Shares Basic Maintenance Amount. The MMP Shares Basic Maintenance Certificate shall be delivered in the case of clause
(i)(A) on or before the [seventh] Business Day following the Date of Original Issue and in the case of all other clauses above on or before the [seventh] Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

         The Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating MMP Shares), S&P (if S&P is then rating MMP Shares) and any Other Rating Agency which is then rating MMP Shares and which so requires a certificate with respect to the calculation of the 1940 Act MMP Shares Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act MMP Shares Asset Coverage Certificate") (i) as of the Date of Original Issue, and
(ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act MMP Shares Asset Coverage. The 1940 Act MMP Shares Asset Coverage Certificate shall be delivered in the case of clause (i)

                                      S-32

on or before the [seventh] Business Day following the Date of Original Issue and in the case of clause (ii) on or before the [seventh] Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates of (d) and (e) of this Section 12 may be combined into a single certificate.

         [Within ten Business Days of the Date of Original Issue,] [ON THE DATE...?] the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating MMP Shares), S&P (if S&P is then rating MMP Shares) and any Other Rating Agency which is then rating MMP Shares and which so requires a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the MMP Shares Basic Maintenance Certificate and the 1940 Act MMP Shares Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue. Within [ten] Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a MMP Shares Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating MMP Shares), S&P (if S&P is then rating MMP Shares) and any other Rating Agency which is then rating MMP Shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such MMP Shares Basic maintenance certificate and in any other MMP Shares Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within [ten] Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act MMP Shares Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating MMP Shares), S&P (if S&P is then rating MMP Shares) and any Other Rating Agency which is then rating MMP Shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act MMP Shares Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each MMP Shares Basic Maintenance Certificate and 1940 Act MMP Shares Asset Coverage Certificate delivered pursuant to clause (iv) of paragraph (d) or clause (ii)(B) of paragraph (e) of this Section 13, as the case may be, within [ten] days after the relevant Asset Coverage Cure Date.

Asset Coverage Cure Date

         If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to the report. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the MMP Shares Basic Maintenance Amount on any prior Valuation Dates.


                                      S-33


                   ADDITIONAL INFORMATION CONCERNING AUCTIONS
                  FOR MONEY MARKET CUMULATIVE PREFERRED SHARES

Auction Agency Agreement

         The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, ____________________) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the MMP Shares so long as the Applicable Rate is to be based on the results of an Auction.

Broker-Dealer Agreements

         Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for MMP Shares. See "Broker-Dealers" below.

Securities Depository

         The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to the MMP Shares. One certificate for all of the shares of the MMP Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. The certificate will bear a legend to the effect that the certificate is issued subject to the provisions restricting transfers of MMP Shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for the MMP Shares. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Fund's trustees, as described under "Description of MMP Shares--Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all shares of the MMP Shares and owners of the shares will not be entitled to receive certificates representing their ownership interest in the shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each participant (the "Agent Member") in MMP Shares, whether for its own account or as a nominee for another person.


                          CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good

                                      S-34

faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of MMP Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of MMP Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding the Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.


                                 BROKER-DEALERS

         The Auction Agent after each Auction for shares of MMP Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of MMP Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, MMP Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by the Broker-Dealer for its customers who are Beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (1) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold the shares as a result of the Auction or (2) a Submitted Bid of a Potential Holder that resulted in the Potential Holder purchasing the shares as a result of the Auction or (3) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if the Orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; the Broker-Dealer, however, would not

                                      S-35

have knowledge of orders submitted by other Broker-Dealers in that Auction.


                           FEDERAL INCOME TAX MATTERS

         The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Fund. This discussion assumes that all MMP Shares will be treated as equity for federal income tax purposes.

General

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

         The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

                                      S-36


         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

         Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, pursuant to the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), if the Fund holds equity securities, certain ordinary income distributions received from the Fund may be taxed at new capital gains tax rates. In particular, under the Tax Act, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain, provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Fund generally does not expect to generate qualifying dividends eligible for the new capital gains tax rates. The Fund does not expect to pay exempt-interest dividends that would be subject to the federal alternative minimum tax.

                                      S-37


         Because the Sub-Adviser does not intend to invest with a view to maximizing the portion of the Fund's distributions qualifying for the dividends received deduction, any corporate shareholder who otherwise would qualify for the dividends received deduction should assume that dividends paid to it out of the Fund generally will not qualify for the dividends received deduction.

         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

         Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

         Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares.

Nature of the Fund's Investments

         Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or

                                      S-38

securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Backup Withholding

         The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Non-U.S. Shareholders

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

         Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain the shareholder realizes upon the sale or exchange of the shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and the shareholder is physically present in the United

                                      S-39

States for more than 182 days during the taxable year and meets certain other requirements.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

         Foreign shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30%, or the lower rates as may be prescribed by any applicable treaty.


                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote yield figures from time to time. The "Yield" of the Fund is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         The Yield formula is as follows: YIELD = 2[((a-b/cd) +1)/6/ -1].

         Where: a = dividends and interest earned during the period. (For this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the ending net asset value per share of the Fund for the period.

         The Fund may quote total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end

                                      S-40

of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

         Average Annual Total Return is computed as follows: ERV = P(1+T)/n/

         Where: P = a hypothetical initial payment of $1,000

         T = average annual total return

         n = number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar, Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and historical asset class performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

         The Sub-Adviser believes that the Fund has the potential to provide Common Shareholders diversification within their portfolios by using an investment which has relatively low historical correlations with equity and longer-term fixed-income investments. Senior Loans are relatively illiquid investments compared to equity securities. Please refer to "Net Asset Value."

         Senior Loans in which the Fund will invest generally pay interest at rates which are redetermined periodically by reference to a base lending rate, plus a credit spread premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The following table is intended to provide investors with a comparison of short-term money market rates, a representative base commercial lending rate, and a representative indicator of the premium over the base lending rate for Senior Loans. The representative indicator shown below is derived from the CSFB Leveraged Loan Index, which was designed in January 1992 to mirror the investable universe of the market for Senior Loans. The CSFB Leveraged Loan Index includes approximately $134.85 billion of Senior Loans as of December 31, 2002 and new Senior Loan issues are added when they meet certain criteria. The CSFB Leveraged Loan Index is an unmanaged index and, although the Sub-Adviser believes that the spreads over LIBOR reported in connection with the determination of the Index

                                      S-41

(which are an average of the contractual spreads set forth in the loan agreements relating to the Senior Loans included in the Index) are representative of the historical average spreads in the overall market for Senior Loans, the Fund will have no direct investment in, nor will its performance be indicative of, this Index. The following comparison should not be considered a representation of future money market rates, spreads of Senior Loans over base reference rates nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future.

         The following table is intended to provide investors with a comparison of short-term money market rates. This comparison should not be considered a representation of future money market rates, nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future.

   Comparison of Prime Rate, Treasury Bill Rate and London Inter-Bank Offered
           Rate and Senior Loans (as of 12/31 of each Calendar Year):


                            1992    1993    1994    1995     1996     1997    1998     1999    2000     2001    2002

Prime Rate (1)              6.25%   6.00%   8.50%    8.83%    8.50%   8.50%    7.75%   7.75%    9.50%   4.75%   4.25%

3 Month Treasury Bill
Rate (2)                    3.22%   3.06%   5.60%    5.14%    4.91%   5.18%    4.87%   4.96%    5.94%   1.72%   1.21%

3 Month LIBOR (3)           3.44%   3.38%   6.50%    5.63%    5.56%   5.81%    5.06%   5.37%    6.40%   1.88%   1.38%

Average Senior Loan
Spreads Plus 3 Month
LIBOR (4)                   5.93%   5.85%   8.85%    7.95%    8.03%   8.21%    7.42%   7.81%    9.61%   5.09%   4.67%
-------------------

(1) The Prime Rate quoted by a major U.S. bank is the base rate on corporate loans at large U.S. money center commercial banks. Source:
         Federal Reserve Bulletin
(2)      The 3 Month Treasury Bill Rate. Source: Bloomberg.
(3) The 3 Month London Inter-Bank Offered Rate represents the rate at which most creditworthy international banks dealing in Eurodollars charge each other for large loans. Source: Bloomberg.
(4) Derived from reported average Senior Loan spreads in the CSFB Leveraged Loan Index. The data do not reflect fluctuations in the principal value of Senior Loans included in the Index. Source: Credit Suisse First Boston.

         The following charts are intended to illustrate how the performance and volatility of Senior Loans compare to other asset classes. As indicated by the charts, over the past 6-1/2 years, Senior Loans (as measured by the S&P/LSTA Leveraged Loan Index) have delivered a significant portion of the return of the equity market (as measured by the S&P 500 Index), and a substantial portion of the return of the high yield market (as measured by the Merrill Lynch High Yield Master II Index), but with meaningfully less risk (as measured by the volatility of market returns) over the same period.


                                      S-42


                  Average Annualized Monthly Return of S&P/LSTA
                  Leveraged Loan Index vs. other Asset Classes
                            January 1997 to June 2003

                Asset Class                             Percent
                ------------                            -------
                Leveraged Loan Index                    5.10%
                High Yield Index                        5.30%
                HiGrade Bond Index                      8.50%
                10-Year Treasuries                      8.30%
                S&P 500 Index                           7.60%




                    Volatility of Monthly Return of S&P/LSTA
                  Leveraged Loan Index vs. other Asset Classes
                            January 1997 to June 2003

                Asset Class                             Percent
                ------------                            -------
                Leveraged Loan Index                    0.70%
                High Yield Index                        2.40%
                HiGrade Bond Index                      1.20%
                10-Year Treasuries                      2.00%
                S&P 500 Index                           5.30%

         All data is as of June 30, 2003. Past performance is no guarantee of future results. The charts above are for illustrative purposes only and are not meant to depict the performance of a specific fund or any other investment, including the Fund. The High Yield Index shown is represented by the Merrill Lynch High Yield Master II Index, which tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly-issued in the U.S. domestic market. Qualifying bonds must have at least a one-year remaining term to maturity, a fixed coupon schedule and at least $100 million outstanding. The HiGrade Bond Index shown is represented by The Merrill Lynch U.S. Corporate Master Index, which tracks the performance of U.S. dollar-denominated investment grade corporate public debt issued in the U.S. domestic market. Qualifying bonds must have at least a one-year remaining term to maturity, a fixed coupon schedule and at least $150 million outstanding. The S&P/LSTA Leveraged Loan Index represents a broad cross section of dollar-denominated leveraged loans syndicated in the U.S. Qualifying instruments consist of syndicated term loans, acquisition loans and bridge loans. The instruments are senior secured loans with at least a minimum term of one year (at inception) and at least $50 million in initial funding. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks that is designed to measure the performance of the broad U.S. domestic economy through changes in the aggregate market value of the 500 stocks that represent all major industries. The securities that the Fund will own will not match, and are not intended to be representative of those of any index represented. The historical information provided in the charts does not predict how any investment will perform in the future or how the Fund would have

                                      S-43

performed under similar market conditions. The returns shown for the indexes do not reflect any management fees or other fees and expenses that will apply to the Fund. The Fund invests in lower grade debt instruments (commonly referred to as "high yield securities" or "junk bonds"). Investment in the Fund is subject to credit risk, interest rate risk, liquidity risk and leverage risk, all of which are discussed in the Prospectus under "Risk Factors." Treasury bonds are backed by the full faith and credit of the U.S. Government, whereas neither the Fund nor Senior Loans are so backed. High grade bonds are subject to less credit risk than are the Senior Loans in which the Fund will invest. Securities in the S&P 500 Index and many securities in the Merrill Lynch High Yield Master II Index have greater liquidity than the Senior Loans in which the Fund may invest.

          "Volatility" is the relative rate at which the price of a security moves up and down. Volatility is measured by the annualized standard deviation of changes in price. If the price of a security moves up and down rapidly over short time periods, it has high volatility. If the price almost never changes, it has low volatility.

The Senior Loan Market

         The following charts show the increase in volume in the new issue and secondary market for Senior Loans and the volume of the leveraged loan market. Individual investors currently represent a relatively small percentage of this market, holding approximately $16.7 billion in Senior Loan funds as of December 31, 2002. According to the Loan Pricing Corporation, as of December 31, 2002, the Senior Loan asset class exceeded a trillion dollars. Annual issuance of Senior Loans has averaged in excess of $200 billion for each of the last five years, according to the Loan Pricing Corporation.


                   Senior Loan New Issue Volume (In Billions)

                   Year                           Dollar Volume

                   1987                               $ 66
                   1988                               $163
                   1989                               $187
                   1991                               $ 58
                   1992                               $ 21
                   1993                               $ 40
                   1994                               $ 28
                   1995                               $ 81
                   1996                               $101
                   1997                               $135
                   1998                               $194
                   1999                               $264
                   2000                               $238
                   2001                               $201
                   2002                               $177
                   Through 6/30/2003                  $101

 Source: S&P Leveraged Commentary & Data


                                      S-44


                Senior Loan Secondary Market Volume (In Billions)

                   Year                           Dollar Volume

                   1991                               $  8.0
                   1992                               $ 11.1
                   1993                               $ 15.0
                   1994                               $ 20.8
                   1995                               $ 33.8
                   1996                               $ 39.5
                   1997                               $ 60.6
                   1998                               $ 77.6
                   1999                               $ 79.1
                   2000                               $102.0
                   2001                               $117/5
                   2002                               $112.5
                   Through 6/30/2003                  $ 67.7

Source:  Loan Pricing Corporation; Securities Data Corporation


                   Leveraged Loan Market Volume (in Billions)

                   Year                           Dollar Volume

                   1989                               $  317
                   1990                               $  315
                   1991                               $  192
                   1992                               $  221
                   1993                               $  150
                   1994                               $  176
                   1995                               $  224
                   1996                               $  284
                   1997                               $  318
                   1998                               $  552
                   1999                               $  626
                   2000                               $  769
                   2001                               $  900
                   2002                               $1,075

 Source:  Credit Suisse First Boston; Loan Pricing Corporation

Advantages of Closed-End Funds

          Closed-end funds have several advantages for investors:

         Common Shares Trading. Common shares can be bought and sold anytime the market is open, at intra-day prices on the American Stock Exchange.

                                      S-45


         Professional Management. Assets are managed by seasoned professionals and in accordance with the Fund's investment objective and policies.

         Portfolio Control. Closed-end funds maintain a fixed pool of investment capital and, unlike open-end mutual funds, don't have to manage fund liquidity to meet potentially large redemptions. Thus, portfolio managers may be better able to adhere to their investment philosophies through more fully invested portfolios.


                                     EXPERTS

         The Financial Statements of the Fund as of October __, 2003, appearing in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP provides accounting and auditing services to the Fund. The principal business address of Deloitte & Touche LLP is 180 North Stetson Avenue, Chicago, Illinois 60601.


                    CUSTODIAN, AUCTION AGENT, TRANSFER AGENT,
                 DIVIDEND DISBURSING AGENT AND REDEMPTION AGENT

         The custodian of the assets of the Fund is PFPC Trust Company (the "Custodian"), 301 Bellevue Parkway, Wilmington, Delaware 19809. _______________ is the Auction Agent with respect to the MMP Shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the MMP Shares.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.



                                      S-46




                         REPORT OF INDEPENDENT AUDITORS

                              FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
                   FROM AUGUST 8, 2003 (DATE OF ORGANIZATION)
                            THROUGH OCTOBER __, 2003

                                   APPENDIX A

                                    STATEMENT
               ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
                   OF MONEY MARKET CUMULATIVE PREFERRED SHARES

         First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund"), a Massachusetts business trust, certifies that:

         FIRST, pursuant to the authority expressly vested in the Board of the Fund by Articles IV and VI of the Fund's Declaration of Trust (which, as hereafter restated or amended from time to time, are together with this Statement herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of _______ Preferred Shares of beneficial interest, $.01 par value ("Preferred Shares"), classified as "Money Market Cumulative Preferred Shares" or "MMP Shares", and further classified as MMP Shares, Series __ (such series, and together with additional series of MMP Shares that may be authorized and issued, a "Series"), with a liquidation preference of $25,000 per share;

         SECOND, the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of such series of MMP Shares are as follows:


                                   DESIGNATION

         Series ___: A series of ____ Preferred Shares, liquidation preference $25,000 per share, is designated "Series ___ MMP Shares." The initial Dividend Period for MMP Shares Series __ shall be the period from and including the Date of Original Issue thereof to but excluding ______________, 2003. Each share of MMP Shares Series __ shall have an Applicable Rate for its initial Dividend Period equal to ____% per annum and an initial Dividend Payment Date of _________, 2003 and each share of MMP Shares Series __ shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to Preferred Shares of the Fund, as are set forth in Part I and Part II of this Statement. The MMP Shares Series __ shall constitute a separate series of Preferred Shares of the Fund.

         Subject to the provisions of Section 11(b) of Part I hereof, the Board of Trustees of the Fund may, in the future, authorize the issuance of additional shares of MMP Shares with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms of the respective series herein described, except that the Applicable Rate for the initial Dividend Period, the initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in an amendment to this Statement.

         As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Section 17 of Part I.

                            PART I: MMP SHARES TERMS

          1. Number of Shares; Ranking. (a) The initial number of authorized shares constituting MMP Shares, Series __ is ______ shares. No fractional shares of MMP Shares, Series __ shall be issued.

         (b) Any shares of each Series of MMP Shares which at any time have been redeemed or purchased by the Fund shall, after redemption or purchase, have the status of authorized but unissued Preferred Shares.

         (c) The shares of each Series of MMP Shares shall rank on a parity with shares of any other series of Preferred Shares (including any other MMP Shares) as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

         (d) No Holder of shares of any Series of MMP Shares shall have, solely by reason of being a Holder, any preemptive right, or, unless otherwise determined by the Trustees other right to acquire, purchase or subscribe for any shares of any Series of MMP Shares, Common Shares of the Fund or other securities of the Fund which it may hereafter issue or sell.

          2. Dividends. (a) The Holders of shares of any Series of MMP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this
Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of any Series of MMP Shares issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

         (b) (i) Dividends shall be payable when, as and if declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of each Series of MMP Shares, with respect to any Dividend Period on the first Business Day following the last day of the Dividend Period; provided, however, if the Dividend Period is greater than 30 days then on a monthly basis on the first Business Day of each month within the Dividend Period and on the Business Day following the last day of the Dividend Period.

        (ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, [then the Dividend Payment Date shall be the first Business Day following the day for payment of dividends] [then the Dividend Payment Date shall be the first Business Day that falls prior to such day for payment of dividends.]

       (iii) The Fund shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for the shares of each Series of MMP Shares, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment

Date. The Fund shall not be required to establish any reserves for the payment of dividends.

        (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

         (v) Each dividend on a Series of MMP Shares shall be paid on the Dividend Payment Date therefor to the Holders of that series as their names appear on the share ledger or share records of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

         (c) (i) The dividend rate on Outstanding shares of each Series of MMP Shares during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Dividend Period with respect to the MMP Shares Outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Dividend Period of a Series of MMP Shares is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all shares of a Series of MMP Shares being the subject of Submitted Hold Orders), then the dividend rate on the shares of a Series of MMP Shares for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate (as set forth in Section 2(c) (ii) below) or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding shares of a Series of MMP Shares are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which dividends are payable on shares of a Series of MMP Shares as determined pursuant to this Section 2(c)(i) shall be the "Applicable Rate."

        (ii) Subject to the cure provisions below, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default"). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid

Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series of MMP Shares.

       (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

        (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

         (d) Any dividend payment made on shares of any Series of MMP Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Series.

         (e) For so long as the MMP Shares are Outstanding, except as contemplated by Part I of this Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MMP Shares as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the MMP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MMP Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MMP Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount and the 1940 Act

MMP Shares Asset Coverage would be achieved, (ii) full cumulative dividends on the MMP Shares due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of MMP Shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

         (f) The Fund will not declare, pay or set apart for payment any dividend or other distribution in respect to the MMP Shares unless (i) there is not an event of default under indebtedness senior to the MMP Shares, if any, or
(ii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregate discounted value at least equal to the asset coverage requirements under the indebtedness senior to the MMP Shares.

          3. Redemption. (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Massachusetts law, the Fund may, at its option, redeem in whole or in part out of funds legally available therefor shares of a Series of MMP Shares herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption ("Redemption Price"), or
(B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of this Statement; provided, however, that during a Dividend Period of more than one year no shares of a Series of MMP Shares will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Fund shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Fund intends to give such notice and on the date of redemption (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a Series of MMP Shares by reason of the redemption of such MMP Shares on such date fixed for the redemption and (b) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Fund makes the deposit and takes the other action required thereby.

        (ii) If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act MMP Shares Asset Coverage, and such failure is not cured within six Business Days following such Valuation Date in the case of a failure to maintain the MMP Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act MMP Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the MMP Shares will be subject to mandatory redemption out of funds legally available therefor. The number of MMP Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of MMP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount, or sufficient to satisfy 1940 Act MMP Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of MMP Shares then Outstanding will be redeemed), and (B) the maximum number of MMP Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

       (iii) In determining the MMP Shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Fund shall allocate the number of shares required to be redeemed to satisfy the MMP Shares Basic Maintenance Amount or the 1940 Act MMP Shares Asset Coverage, as the case may be, pro rata among the Holders of MMP Shares in proportion to the number of shares they hold and shares of other Preferred Shares subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Fund shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 3 no later than [40] days after the Asset Coverage Cure Date [or the Rating Default Cure Date, as the case may be] (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the MMP Shares which would be required to be redeemed by the Fund under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund shall redeem those shares of the MMP Shares, and shares of other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the Fund will have such funds available, upon notice pursuant to Section 3(b) to record owners of the MMP Shares to be redeemed and the Paying Agent. The Fund will deposit with the Paying Agent funds sufficient to redeem the specified number of MMP Shares with respect to a redemption required under subparagraph
(a)(ii) of this Section 3, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding MMP Shares are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Fund shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

         (b) In the event of a redemption pursuant to Section 3(a), the Fund will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Fund shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to subparagraph
(a)(ii) [or (a)(iii)] above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide notice to each Holder of shares of each Series of MMP Shares called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). The Auction Agent shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each Series of MMP Shares at their addresses appearing on the share records of the Fund. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of MMP Shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

         (c) Notwithstanding the provisions of paragraph (a) of this Section 3, but subject to Section 7(f), no MMP Shares may be redeemed unless all dividends in arrears on the Outstanding MMP Shares and all shares of beneficial interest of the Fund ranking on a parity with the MMP Shares with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding MMP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding MMP Shares.

         (d) Upon the deposit of funds sufficient to redeem shares of any Series of MMP Shares with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Fund has maintained the requisite MMP Shares Basic Maintenance Amount or the 1940 Act MMP Shares Asset Coverage), and all rights of the Holder of the shares so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities

Depository. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the MMP Shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of each Series of MMP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Fund, after which time the Holders of MMP Shares so called for redemption may look only to the Fund for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

         (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series of MMP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed shares of any Series of MMP Shares for which a Notice of Redemption has been given, dividends may be declared and paid on MMP Shares Series and shall include those MMP Shares for which Notice of Redemption has been given but for which deposit of funds has not been made.

         (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of any Series of MMP Shares called for redemption shall be held in trust by the Paying Agent for the benefit of Holders of shares so to be redeemed.

         (g) So long as any shares of any Series of MMP Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

         (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Fund to purchase or otherwise acquire any shares of each Series of MMP Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of any Series of MMP Shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act MMP Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of any Series of MMP Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

         (i) In the case of any redemption pursuant to this Section 3, only whole shares of MMP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(f) and 11 of Part I hereof, the Board of Trustees may authorize, create or issue any class or series of shares of beneficial interest, including other series of MMP Shares, ranking prior to or on a parity with the MMP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, to the extent permitted by the 1940 Act, as amended, if, upon issuance, [either (A)] the net proceeds from the sale of such shares of beneficial interest (or such portion thereof needed to redeem or repurchase the Outstanding MMP Shares) are deposited with the Auction Agent in accordance with Section 3(d) of Part I hereof, Notice of Redemption as contemplated by Section 3(b) of Part I hereof has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding MMP Shares [or (B) the Fund would meet the 1940 Act MMP Shares Asset Coverage, the MMP Shares Basic Maintenance Amount and the requirements of Section 11 of Part I hereof.]

          4. Designation of Dividend Period. (a) The initial Dividend Period for each Series of MMP Shares is as set forth under "Designation" above. The Fund will designate the duration of subsequent Dividend Periods of each Series of MMP Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, MMP Shares shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Dividend Period, the Fund has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount, and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and a MMP Shares Basic Maintenance Certificate to Moody's (if Moody's is then rating the MMP Shares), S&P (if S&P is then rating the MMP Shares) and any Other Rating Agency which is then rating the MMP Shares and so requires.

         (b) If the Fund proposes to designate any Special Dividend Period, not fewer than seven (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                   (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                  (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

         If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this
Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

          5. Restrictions on Transfer. Shares of a Series of MMP Shares may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding MMP Shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of a Series of MMP Shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

          6. Voting Rights. (a) Except as otherwise provided in the Declaration, herein or as otherwise required by applicable law, (i) each Holder of shares of any Series of MMP Shares shall be entitled to one vote for each share of any Series of MMP Shares held on each matter submitted to a vote of shareholders of the Fund, and (ii) the Holders of Outstanding Preferred Shares, including Series of MMP Shares, and Common Shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that, at any meeting of the shareholders of the Fund held for the election of Trustees, the holders of Outstanding Preferred Shares, including each Series of MMP Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two Trustees of the Fund, each Preferred Share, including each share of a Series of MMP Shares, entitling the holder thereof to one vote. The identity of the nominees of such Trustees may be fixed by the Board of Trustees. Subject to paragraph (b) of this Section 6, the holders of Outstanding Common Shares and Preferred Shares, including each Series of MMP Shares, voting together as a single class, shall elect the balance of the Trustees.

         (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of Preferred Shares, including each Series of MMP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including each Series of MMP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                   (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years' dividends shall be due and unpaid; or

                  (ii) if at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund.

         Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Shares, including each Series of MMP Shares, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

         (c) As soon as practicable after the accrual of any right of the Holders of Preferred Shares, including each Series of MMP Shares, to elect additional Trustees as described in paragraph (b) of this Section 6, the Fund shall notify the Auction Agent, and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares, including each Series of MMP Shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of Trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

         (d) The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of holders of the MMP Shares and holders of other Preferred Shares to elect Trustees shall continue, notwithstanding the election at such meeting by the holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Trustees elected by such holders and the remaining incumbent Trustees, shall constitute the duly elected Trustees of the Fund.

         (e) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the MMP Shares and holders of other Preferred Shares pursuant to paragraph (b) of this Section 6 shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of such holders to elect additional Trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

         (f) So long as any of the shares of Preferred Shares, including each Series of MMP Shares, are Outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the Outstanding Preferred Shares determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(h) below; (ii) increase the authorized number of shares of Preferred Shares; (iii) create, authorize or issue shares of any class of shares of beneficial interest ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on a parity with the Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 11, as applicable, the Board of Trustees, without the vote or consent of the holders of the Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue, shares or series of Preferred Shares, including other series of MMP Shares, ranking on a parity with the MMP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of MMP Shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act MMP Shares Asset Coverage and MMP Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the MMP Shares or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, short sales of securities or other similar transactions; (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or
(vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

         (g) The affirmative vote of the holders of a majority of the Outstanding Preferred Shares, including each Series of MMP Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating MMP Shares), S&P (if S&P is then rating MMP Shares) and any Other Rating Agency which is then rating the MMP Shares and which so requires that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's, S&P and any such Other Rating Agency, as applicable, of the results of such vote.

         (h) The affirmative vote of the holders of a majority of the Outstanding shares of any series of Preferred Shares, including any Series of MMP Shares, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in this Section 6(h) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or Preferred Shares, if any, necessary to authorize the action in question.

         (i) The Board of Trustees without the vote or consent of any holder of Preferred Shares, including any Series of MMP Shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining or maintaining the rating of Moody's (if Moody's is then rating the MMP Shares), S&P (if S&P is then rating the MMP Shares) or any Other Rating Agency which is then rating the MMP Shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares, including MMP Shares, or the Holders thereof, provided that the Board of Trustees receives written confirmation from Moody's, S&P or Other Rating Agency, as applicable (with such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to and adopted in connection with another rating agency's rating of any Series of MMP Shares) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

         In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including any Series of MMP Shares, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the MMP Shares Basic Maintenance Amount.

         (j) Unless otherwise required by law, Holders of shares of any Series of MMP Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of shares of any Series of MMP Shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of any Series of MMP Shares, the exclusive remedy of the Holders shall be the right to vote for Trustees pursuant to the provisions of this Section 6.

         (k) The foregoing voting provisions will not apply with respect to any Series of MMP Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

          7. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of each Series of MMP Shares then Outstanding, together with holders of shares of any class of shares ranking on a parity with each Series of MMP Shares upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Fund (or the proceeds thereof) available for distribution to its shareholders after satisfaction of claims of creditors of the Fund an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of each Series of MMP Shares shall be $25,000 per share, plus an amount equal to all accumulated dividends thereon

(whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares.

         (b) If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the MMP Shares, shall be insufficient to permit the payment in full to holders of the amounts to which they are entitled, then the available assets shall be distributed among the holders of all outstanding Preferred Shares, including the MMP Shares, ratably in any distribution of assets according to the respective amounts which would be payable on all the shares if all amounts thereon were paid in full.

         (c) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of MMP Shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to MMP Shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to MMP Shares upon dissolution, liquidation or winding up.

         (d) A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

         (e) After the payment to the holders of Preferred Shares, including MMP Shares, of the full preferential amounts provided for in this Section 7, the holders of Preferred Shares, including MMP Shares, as such shall have no right or claim to any of the remaining assets of the Fund.

         (f) In the event the assets of the Fund or proceeds thereof available for distribution to the Holders of MMP Shares, upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with MMP Shares unless proportionate distributive amounts shall be paid on account of the MMP Shares, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

         (g) Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with MMP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the holders of the MMP Shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to MMP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the MMP Shares shall not be entitled to share therein.

          8. Auction Agent. For so long as any MMP Shares are Outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which, however, may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any MMP Shares are Outstanding, the Fund shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

          9. 1940 Act MMP Shares Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any shares of the MMP Shares are Outstanding, asset coverage with respect to the MMP Shares which is equal to or greater than the 1940 Act MMP Shares Asset Coverage; provided, however, that
Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

         10. MMP Shares Basic Maintenance Amount. So long as the MMP Shares are Outstanding and Moody's, S&P or any Other Rating Agency which so requires is then rating the shares of the MMP Shares, the Fund shall maintain, as of each Valuation Date, Moody's Eligible Assets (if Moody's is then rating the MMP Shares, S&P Eligible Assets (if S&P is then rating the MMP Shares) and (if applicable) Other Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the MMP Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

         11. Certain Other Restrictions. For so long as any shares of MMP Shares are Outstanding and Moody's, S&P or any Other Rating Agency which so requires is then rating the shares of MMP Shares, the Fund will not, unless it has received written confirmation from Moody's (if Moody's is then rating MMP Shares), S&P (if S&P is then rating MMP Shares) and (if applicable) such Other Rating Agency that any such action would not impair the rating then assigned by such rating agency to a Series of MMP Shares, engage in any one or more of the following transactions:

                   (a) [purchase or sell future contracts or options thereon with respect to portfolio securities or] write unsecured put or uncovered call options on portfolio securities;

                   (b) issue additional shares or series of MMP Shares or any class or series of shares ranking prior to or on a parity with MMP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of MMP Shares Series __ previously purchased or redeemed by the Fund;

                   (c) engage in any short sales of securities;

                   (d) lend portfolio securities; or

                   (e) merge or consolidate into or with any other corporation.

         For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of MMP Shares, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Fund buys have no value. For so long as MMP Shares are rated by Moody's: (A) the Fund will not engage in options transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Fund will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Fund would continue to be compliance with the provisions relating to the MMP Shares Basic Maintenance Amount; (E) for purposes of the MMP Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Fund shall write only exchange-traded options on exchanges approved by Moody's; (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the MMP Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Fund will not engage in forward contracts; and (I) there shall be quarterly audit made of the Fund's options transactions by the Funds' independent accountants to confirm that the Fund is in compliance with these standards.

         12. Compliance Procedures for Asset Maintenance Tests. For so long as any MMP Shares are Outstanding and Moody's, S&P or any Other Rating Agency which so requires is then rating such shares:

                   (a) As of each Valuation Date, the Fund shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Fund on that date, (ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the MMP Shares Basic Maintenance Amount is met as of that date,
         (iv) the value of the total assets of the Fund, less all liabilities, and (v) whether the 1940 Act MMP Shares Asset Coverage is met as of that date.

                   (b) Upon any failure to maintain the required MMP Shares Basic Maintenance Amount or 1940 Act MMP Shares Asset Coverage on any Valuation Date, the Fund may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing MMP Shares outside of an Auction or in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), subject to the fiduciary obligations of the Board of Trustees, to reattain (or certify in the case of a failure to file on a timely basis, as the case may be) the required MMP Shares Basic Maintenance Amount or 1940 Act MMP Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

                   (c) Compliance with the MMP Shares Basic Maintenance Amount and 1940 Act MMP Shares Asset Coverage tests shall be determined with reference to those MMP Shares which are deemed to be Outstanding hereunder.

                   (d) The Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating MMP Shares), S&P (if S&P is then rating MMP Shares) and any Other Rating Agency which is then rating MMP Shares and when so requires a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this Section 12 (a "MMP Shares Basic Maintenance Certificate") as of (A) the Date of Original Issue,
         (B) the last Valuation Date of each month, (C) any date requested by any rating agency, (D) Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the MMP Shares Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares, including MMP Shares, are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the MMP Shares Basic Maintenance Amount. Such MMP Shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on or before the [seventh] Business Day following the Date of Original Issue and in the case of all other clauses above on or before the [seventh] Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

                   (e) The Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating MMP Shares), S&P (if S&P is then rating MMP Shares) and any Other Rating Agency which is then rating MMP Shares and which so requires a certificate with respect to the calculation of the 1940 Act MMP Shares Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act MMP Shares Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act MMP Shares Asset Coverage. Such 1940 Act MMP Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on or before the [seventh] Business Day following the Date of Original Issue and in the case of clause (ii) on or before the [seventh] Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates of (d) and (e) of this
         Section 12 may be combined into a single certificate.

                   (f) [Within ten Business Days of the Date of Original Issue,] [ON THE DATE...?] the Fund shall deliver to the Auction Agent, Moody's

         (if Moody's is then rating MMP Shares), S&P (if S&P is then rating MMP Shares) and any Other Rating Agency which is then rating MMP Shares and which so requires a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the MMP Shares Basic Maintenance Certificate and the 1940 Act MMP Shares Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue. Within [ten] Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a MMP Shares Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating MMP Shares), S&P (if S&P is then rating MMP Shares) and any Other Rating Agency which is then rating MMP Shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such MMP Shares Basic Maintenance Certificate and in any other MMP Shares Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within [ten] Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act MMP Shares Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating MMP Shares), S&P (if S&P is then rating MMP Shares) and any Other Rating Agency which is then rating MMP Shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act MMP Shares Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each MMP Shares Basic Maintenance Certificate and 1940 Act MMP Shares Asset Coverage Certificate delivered pursuant to clause (iv) of paragraph (d) or clause (ii)(B) of paragraph (e) of this Section 12, as the case may be, within [ten] days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the MMP Shares Basic Maintenance Amount on any prior Valuation Dates.

                   (g) The Accountant's Certificates referred to in paragraph
         (f) will confirm, based upon the independent accountant's review, (i) the mathematical accuracy of the calculations reflected in the related MMP Shares Basic Maintenance Amount and 1940 Act MMP Shares Asset Coverage Certificates, as the case may be, and (ii) that the Fund determined whether the Fund had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount in accordance with the Declaration.

                   (h) In the event that a MMP Shares Basic Maintenance Certificate or 1940 Act MMP Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Fund shall be deemed to have failed to maintain the MMP Shares Basic Maintenance Amount or the 1940 Act MMP Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 13(b). In the event that a MMP Shares Basic Maintenance Certificate or 1940 Act MMP Shares Asset Coverage Certificate or the applicable Accountant's Certificates with respect to an applicable Asset Coverage Cure Date are not delivered within the time periods specified herein, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount or the 1940 MMP Shares Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

         13. Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed.

         14. Waiver. Holders of at least two-thirds of the Outstanding MMP Shares, acting collectively, or each Series of MMP Shares acting as a separate series, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.

         15. Termination. In the event that no MMP Shares are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement, shall terminate.

         16. Amendment. Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of MMP Shares or additional shares of a series of MMP Shares (and terms relating thereto) to the series and shares of MMP Shares theretofore described thereon. All such additional shares shall be governed by the terms of this Statement, except as set forth in such amendment with respect to such additional shares. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any defect.

         17. Definitions. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                   (a) "`AA' Composite Commercial Paper Rate" on any date means
         (i) the interest equivalent of the 30-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter, or the 180-day rate, in the case of all other Dividend Periods on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) [Citigroup Global Markets Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.;] (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Corporation, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

                   (b) "Accountant's Certificate" has the meaning set forth in
         Section 12(f) of this Part I.

                   (c) "Affiliate" means any person controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is also a Trustee of the Fund be deemed to be an Affiliate solely because such Trustee, director or executive officer is also a Trustee of the Fund.

                   (d) "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

                   (e) "All Hold Rate" means 80% of the "AA" Composite Commercial Paper Rate.

                   (f) "Applicable Rate" means, with respect to each Series of MMP Shares for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (iii) in the case where all the shares of MMP Shares are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.

                   (g) [Reserved.]

                   (h) "Approved Price" means [the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.]

                   (i) "Asset Coverage Cure Date" has the meaning set forth in
         Section 3(a)(ii).

                   (j) "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

                   (k) "Auction Agent" means _____________ unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

                   (l) "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series of MMP Shares.

                   (m) "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

                   (n) "Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that the loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

                   (o) "Beneficial Owner," with respect to shares of each Series of MMP Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the series.

                   (p) "Bid" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

                   (q) "Bidder" shall have the meaning specified in paragraph
         (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

                   (r) "Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

                   (s) "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

                   (t) "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which the Broker-Dealer agrees to follow the Auction Procedures.

                   (u) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

                   (v) [Reserved.]

                   (w) "Code" means the Internal Revenue Code of 1986, as amended.

                   (x) "Commercial Paper Dealers" has the meaning set forth in the definition of AA Composite Commercial Paper Rate.

                   (y) "Commission" means the Securities and Exchange
         Commission.

                   (z) "Common Share" means the shares of beneficial interest, par value $.01 per share, of the Fund.

                  (aa) "Date of Original Issue" means, with respect to Series __ MMP Shares, ________, 2003.

                 [(bb)     Reserved.]

                  (cc) "Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

                  (dd) "Default Period" has the meaning set forth in Section 2(c)(ii) of this Part I.

                  (ee) "Default Rate" means the Reference Rate multiplied by three (3).

                  (ff) "Deposit Securities" means [cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by S&P, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.]

                  (gg) "Discount Factor" means the S&P Discount Factor.

                  (hh) "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

                  (ii) "Dividend Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

                  (jj) "Dividend Payment Date" with respect to a Series of MMP Shares means any date on which dividends are payable pursuant to
         Section 2(b) of this Part I.

                  (kk) "Dividend Period" means, with respect to a Series of MMP Shares, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.

                  (ll) "Eligible Assets" means S&P's Eligible Assets or Moody's Eligible Assets and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the MMP Shares, whichever is applicable.

                  (mm) "Existing Holder," with respect to shares of a series of MMP Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

                  (nn) "Fitch" means Fitch Ratings and its successors at law.

                  (oo) [Reserved.]

                  (pp) [Reserved.]

                  (qq) [Reserved.]

                  (rr) [Reserved.]

                  (ss) [Reserved.]

                  (tt) [Reserved.]

                  (uu) [Reserved.]

                 [(vv) "Forward Commitment" has the meaning set forth in Section __ of Part I of this Statement.]

                  (ww) "MMP Shares" means MMP Shares, liquidation preference $25,000 per share.

                  (xx) "MMP Shares Basic Maintenance Amount" as of any Valuation Date means the dollar amount equal to the sum of (i) (A) the sum of the products resulting from multiplying the number of Outstanding MMP Shares on such date by the liquidation preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding MMP Shares that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Fund non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the MMP Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through
         (i)(D);

         less

                  (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any (i)(B) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

                  (yy) "MMP Shares Basic Maintenance Certificate" has the meaning set forth in Section 12(d) of this Part I.

                  (zz) "MMP Shares Series" means the shares of Series __ of the MMP Shares or any other shares of Preferred Shares hereinafter designated as shares of Series __ the MMP Shares.

                 (aaa) "Holder" means, with respect to MMP Shares, the registered holder of shares of each Series of MMP Shares as the same appears on the share ledger or share records of the Fund.

                 (bbb) "Hold Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

                 (ccc) "Mandatory Redemption Date" has the meaning set forth in
         Section 3(a)(iii) of this Part I.

                 (ddd) "Mandatory Redemption Price" has the meaning set forth in
         Section 3(a)(iii) of this Part I.

                 (eee) "Market Value" means the fair market value of an asset of the Fund as computed as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

                 (fff) "Maximum Rate" means, on any date on which the Applicable Rate is determined, the rate equal to 150% of the applicable Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the MMP Shares Basic Maintenance Amount.

                 (ggg) "Minimum Rate" means, on any Auction Date with respect to a Dividend Period of 28 days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Dividend Period of more than the Standard Dividend Period.

                 (hhh) "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors at law.

                 (iii) "Moody's Advance Amount" means, as of any date of determination under the Preferred Shares Basic Maintenance Amount, an amount equal to the sum of (1) the Market Value of each Moody's Eligible Asset multiplied by (2) the Moody's Advance Rate applicable to such Moody's Eligible Asset under the MMP Shares Basic Maintenance Amount.

                 (jjj) "Moody's Advance Rate" means, for the purposes of determining the Preferred Shares Basic Maintenance Amount, the percentage determined below:

                            (i) Senior Loans: for each Moody's Asset Category,
                  the percentage specified in the table below opposite such Moody's Asset Category.

                              Asset Category             Advance Rate
                              --------------             ------------
                                   A                         84.5%

                                   B                          73%

                                   C                          62%

                                   D                          45%

                                   E                          45%

         For the purpose of determining the Advance Rate applicable to Senior Loan Participations at any time during the 60-day time period described below under Moody's Eligible Assets, the Advance Rate will be 90% of the Advance Rate calculated for such Senior Loan pursuant to the Advance Rate table above.

                           (ii) Corporate Debt Securities: the percentage
                  determined by reference to the rating on such asset (which percentage is based upon the Exposure Period) with reference to the remaining term to maturity of such assets, in accordance with the table set forth below:

        Moody's Advance Rate -- Corporate Debt Securities Rating Category

        Maturity
        of Collateral                   Aaa        Aa        A       Baa        Ba        B        Caa       Unrated*

        1 year - 15 years               67%       65%       63%      61%       59%       55%       49%          38%

        Above 15 years - 20 years       62%       59%       56%      54%       50%       47%       38%          38%

        Above 20 years                  62%       59%       56%      54%       50%       46%       38%          38%
        ----------------------

        * If a security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used, e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+ a Moody's rating of Aa3 will be used. If a security is unrated by either Moody's or S&P, the Fund will use the percentage set forth under "Unrated" in this table.

                  For purposes of determining the Advance Rate applicable to Rule 144A Corporate Debt Securities, the Advance Rate will be 120% of the Advance Rate calculated for such Corporate Debt Securities pursuant to the Advance Rate table above.

                          (iii) Short Term Money Market Instruments: The Moody's
                  Advance Rate applied to short-term portfolio securities will be (A) 97%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Exposure Period, (B) 90%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Exposure Period, and (C) 83%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-2/AA or SP-2/AA by S&P and mature or have a demand feature at par exercisable within the Exposure Period. A Moody's Advance Rate of 100% will be applied to cash.

                           (iv) U.S. Government Securities: The Moody's Advance
                  Rate applied to U.S. Government Securities (a) with a maturity at the time of acquisition by the Fund of two years or less will be 93%, (b) with a maturity at the time of acquisition by the Fund of more than two years (but not more than 10 years) will be 85% and (c) with a maturity at the time of acquisition by the Fund of more than 10 years will be 83%.

                            (v) Structured Notes: The Moody's Advance Rate
                  applied to Structured Notes will be 45%.

                 (kkk) "Moody's Asset Category" means, for the purposes of the Preferred Shares Basic Maintenance Amount, the category in which the Fund shall assign each Senior Loan that is a Moody's Eligible Asset to one of the following five categories commencing upon the initial acquisition thereof (and, for purposes of this categorization, the Market Value Price of a Moody's Eligible Asset trading at par is equal to $1.00).

                 (lll) "Moody's Asset Category A Investments" means Performing Senior Loans priced by an Approved Source having a Market Value Price greater than or equal to $.90 or at an Approved Price having a Market Value Price greater than or equal to $.90.

                 (mmm) "Moody's Asset Category B Investments" means:

                            (i) Senior Loans which: (a) are Performing, (b) are
                  priced by an Approved Source or at an Approved Price and (c) have a Market Value Price of greater than or equal to $.80 but less than $.90.

                           (ii) Senior Loans which: (a) are non-Performing, (b)
                  are priced by an Approved Source or at an Approved Price and
                  (c) have a Market Value Price greater than or equal to $.85.

                 (nnn) "Moody's Asset Category C Investments" means:

                            (i) Senior Loans which: (a) are Performing, (b) are
                  priced by an Approved Source or at an Approved Price and (c) have a Market Value Price greater than or equal to $.70 but less than $.80.

                           (ii) Senior Loans which: (a) are non-Performing, (b)
                  are priced by an Approved Source or at an Approved Price and
                  (c) have a Market Value Price greater than or equal to $.75 but less than $.85.

                 (ooo) "Moody's Asset Category D Investments" means Senior Loans which are priced by an Approved Source or at an Approved Price but are not described above; provided, however, that Senior Loans under Moody's Asset Category D Investments will not exceed 20% of the Fund's total assets.

                 (ppp) "Moody's Asset Category E Investments" means Senior Loans which are Unquoted Investments but are priced at a Non-Approved Price.

         Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Asset Category, to the extent that any Moody's Eligible Asset would fall in more than one of the five Moody's Asset Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Asset Category with the highest specified Moody's Advance Rate.

                 (qqq)     [Reserved.]

                 (rrr) "Moody's Eligible Assets" means:

                            (i) Senior Loans; provided, however, that Senior
                  Loan Participations held by the Fund for more than 60 consecutive days during any period while any bank or other institution that sold such participation has a long-term debt-rating of below "A-" by S&P or below "A3" by Moody's (unless the obligation of such bank or other institution are guaranteed by an entity whose long-term debt obligations are rated "A-" or better by Fitch or S&P or "A3" or better by Moody's) will not qualify as Moody's Eligible Assets. Unquoted Investments held by the Fund and valued at a Non-Approved Price will qualify as Moody's Eligible Assets only up to a maximum of 20% of the Fund's total assets.

                           (ii) Corporate Debt Securities will be included in
                  Moody's Eligible Assets if (a) such securities provide for the periodic payment of interest in cash in U.S. dollars; (b) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (c) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; and (d) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Trustees, provided that any such Rule 144A securities are eligible to be registered within one year.

                          (iii) Cash (including, for this purpose, interest and
                  dividends due on assets rated (a) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (b) A2 or higher if the payment date is within thirty days of the Valuation Date, and (c) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (1) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (2)
                  (A) with counterparties having a Moody's long-term debt rating of at least Baa3 or (B) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

                           (iv) Short-Term Money Market Instruments so long as
                  (a) such securities are rated at least P-2, (b) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (c) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A2 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria.

                            (v) Structured Notes, provided that (a) payments of
                  interest and principal are not denominated in, nor determined by reference to, a foreign currency, (b) the Structured Notes are rated by Moody's or Standard & Poor's, (c) such Structured Notes are not junior to any other Structured Notes of such issuer and (d) all such Structured Notes will not exceed 5% of the Fund's total assets.

                           (vi) In addition, portfolio holdings must be within
                  the following diversification requirements: (a) no more than 25% of the Fund's total assets (taken at current value) can be invested in the securities of borrowers and other issuers having their principal business activities in the same Moody's Industry Classification (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation and (b) no more that 10% of the Fund's total assets can be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in the securities of any one issuer. For purposes of this subsection
                  (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

                 (sss) "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications:

                             1. Aerospace and Defense: Major Contractor,
                  Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

                             2. Automobile: Automobile Equipment,
                  Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

                             3. Banking: Bank Holding, Savings and Loans,
                  Consumer Credit, Small Loan, Agency, Factoring, Receivables

                             4. Beverage, Food and Tobacco: Beer and Ale,
                  Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

                             5. Buildings and Real Estate: Brick, Cement,
                  Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

                             6. Chemicals, Plastics and Rubber: Chemicals
                  (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

                             7. Containers, Packaging and Glass: Glass,
                  Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

                             8. Personal and Non-Durable Consumer Products
                  (Manufacturing Only): Scaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

                             9. Diversified/Conglomerate Manufacturing

                            10. Diversified/Conglomerate Service

                            11. Diversified Natural Resources, Precious Metals
                  and Minerals: Fabricating, Distribution, Mining and Sales

                            12. Ecological: Pollution Control, Waste Removal,
                  Waste Treatment and Waste Disposal

                            13. Electronics: Computer Hardware, Electric
                  Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

                            14. Finance: Investment Brokerage, Leasing,
                  Syndication, Securities

                            15. Farming and Agriculture: Livestock, Grains,
                  Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

                            16. Grocery: Grocery Stores, Convenience Food Stores

                            17. Healthcare, Education and Childcare: Ethical
                  Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

                            18. Home and Office Furnishings, Housewares, and
                  Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

                            19. Hotels, Motels, Inns and Gaming

                            20. Insurance: Life, Property and Casualty, Broker,
                  Agent, Surety

                            21. Leisure, Amusement, Entertainment: Boating,
                  Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing

                            22. Machinery (Non-Agriculture, Non-Construction,
                  Non-Electronic): Industrial, Machine Tools, Steam Generators

                            23. Mining, Steel, Iron and Non-Precious Metals:
                  Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales

                            24. Oil and Gas: Crude Producer, Retailer, Well
                  Supply, Service and Drilling

                            25. Personal, Food and Miscellaneous

                            26. Printing and Publishing: Graphic Arts, Paper,
                  Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks

                            27. Cargo Transport: Rail, Shipping, Railroads,
                  Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

                 (ttt) "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

                 (uuu) "1940 Act MMP Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding MMP Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

                 (vvv) "1940 Act MMP Shares Asset Coverage Certificate" means the certificate required to be delivered by the Fund pursuant to
         Section 12(e) of this Part I.

                 (www) "Notice of Redemption" means any notice with respect to the redemption of shares of MMP Shares pursuant to Section 3.

                 (xxx) "Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

                 (yyy) "Other Rating Agency" means any rating agency other than S&P or Moody's then providing a rating for the MMP Shares pursuant to the request of the Fund.

                 (zzz) "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of MMP Shares.

                (aaaa) "Outstanding" or "outstanding" means, as of any date, MMP Shares theretofore issued by the Fund except, without duplication, (i) any shares of MMP Shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such MMP Shares and (ii) any MMP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the MMP Shares to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Series of MMP Shares as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the MMP Shares Basic Maintenance Amount, MMP Shares held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

                (bbbb) "Paying Agent" means _______________ unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

                (cccc) "Performing" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

                (dddd) "Person" or "person" means and includes an individual, a partnership, a trust, a Fund, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

                (eeee) "Potential Beneficial Owner," with respect to shares of a series of MMP Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

                (ffff) "Preferred Share" means the preferred shares of beneficial interest, par value $.01 per share, including the MMP Shares, of the Fund from time to time.

                (gggg) "Pricing Service" means any pricing service designated by the Board of Trustees of the Fund and approved by S&P or Moody's, as applicable, for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the MMP Shares Basic Maintenance Amount.

                (hhhh) "Redemption Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

                (iiii) "Redemption Price" has the meaning set forth in Section 3(a)(i) of this Part I.

                (jjjj) "Reference Rate" means, with respect to the determination of the Maximum Rate and Default Rate, the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

                (kkkk) [Reserved.]

                (llll) "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

                (mmmm) "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successors.

                (nnnn) "S&P Discount Factor" means:

                                                                                            Discount Factor for
        Type of S&P Eligible Asset                                                               AAA Rating
        --------------------------                                                          -------------------
        Public Equity common Stocks..................................................               149%
        DRD Eligible Preferred Stock with a senior or preferred stock rating of at
           least BBB.................................................................               245%
        Non-DRD Eligible Preferred Stock with a senior or preferred stock rating of
           at least BBB..............................................................               164%
        DRD Eligible Preferred Stock with a senior or preferred stock rating below
           BBB.......................................................................               250%
        Non-DRD Eligible Preferred Stock with a senior or preferred stock rating below
           BBB.......................................................................               169%
        Un-rated DRD Eligible Preferred Stock........................................               255%

                                                                                            Discount Factor for
        Type of S&P Eligible Asset                                                               AAA Rating
        --------------------------                                                          -------------------
         Un-rated Non-DRD Eligible Preferred Stock....................................              174%
        Fixed rate Preferred Stock...................................................               228%
        Adjustable rate Preferred Stock..............................................               198%
        Taxable Preferred Stock (Non-DRD)............................................               155%
        Convertible bonds rated AAA..................................................               148%
        Convertible bonds rated AA...................................................               155%
        Convertible bonds rated A....................................................               162%
        Convertible bonds rated BBB..................................................               168%
        Convertible bonds rated BB...................................................               175%
        Convertible bonds rated B....................................................               182%
        Convertible bonds rated CCC..................................................               189%
        U.S. Short-Term Money Market Investments with maturities of 180 days or less.               104%
        U.S. Short-Term Money Market Investments with maturities of between 181 and
           360 days..................................................................               113%
        U.S. Government Obligations (52 week Treasury Bills).........................               102%
        U.S. Government Obligations (Two-Year Treasury Notes)........................               104%
        U.S. Government Obligations (Five-Year Treasury Notes).......................               110%
        U.S. Government Obligations (Ten-Year Treasury Notes)........................               115%
        U.S. Government Obligations (Thirty-Year Treasury Bonds).....................               126%
        U.S. Agency Debt Securities..................................................               120%
        U.S. Agency Mortgage Collateral (Fixed 15-Year)..............................               129%
        U.S. Agency Mortgage Collateral (Fixed 30-Year)..............................               131%
        U.S. Agency Mortgage Collateral (ARM 1/1)....................................               122%
        U.S. Agency Mortgage Collateral (ARM 3/1)....................................               122%
        U.S. Agency Mortgage Collateral (ARM 5/1)....................................               123%
        U.S. Agency Mortgage Collateral (ARM 10/1)...................................               123%
        Mortgage Pass-Through Fixed (15 Year)........................................               131%
        Mortgage Pass-Through Fixed (30 Year)........................................               134%
        Bank Loans (Category A)......................................................               118%
        Bank Loans (Category B)......................................................               125%

                                                                                            Discount Factor for
        Type of S&P Eligible Asset                                                               AAA Rating
        --------------------------                                                          -------------------

        Bank Loans (Category C)......................................................               154%
        Bank Loans (Category D)......................................................               178%
        Corporate Bonds rated AAA....................................................               110%
        Corporate Bonds rated AA.....................................................               113%
        Corporate Bonds rated A......................................................               117%
        Corporate Bonds rated BBB....................................................               122%
        Corporate Bonds rated BB.....................................................               135%
        Corporate Bonds rated B......................................................               169%
        Corporate Bonds rated CCC....................................................               252%
        Corporate Bonds rated CCC-...................................................               350%
        Cash and Cash Equivalents....................................................               100%
        Municipal Bonds rated AAA....................................................               143%
        Municipal Bonds rated AA.....................................................               146%
        Municipal Bonds rated A......................................................               149%
        Municipal Bonds rated BBB....................................................               153%
        Municipal Bonds rated BB.....................................................               175%
        Municipal Bonds rated B......................................................               195%
        Municipal Bonds rated CCC....................................................               215%
        Unrated Municipal Bonds......................................................               220%
        Common Stock of REITs and other real estate companies........................               149%
        REIT and DRD Eligible Preferred Stock with a senior or preferred stock rating
           of at least BBB...........................................................               164%
        REIT and DRD Eligible Preferred Stock with a senior or preferred stock rating
           below BBB.................................................................               250%
        REIT and non-DRD Eligible Preferred Stock with a senior or preferred stock
           rating below BBB..........................................................               169%
        Mortgage Pass-Through Certificates 15-yr.....................................               130%
        Mortgage Pass-Through Certificates 30-yr.....................................               133%
        Mortgage Pass-Through Certificates 1/1.......................................               125%
        Mortgage Pass-Through Certificates 3/1.......................................               125%
        Mortgage Pass-Through Certificates 5/1.......................................               126%

                                                                                            Discount Factor for
        Type of S&P Eligible Asset                                                               AAA Rating
        --------------------------                                                          -------------------
        Mortgage Pass-Through Certificates 10/1......................................               126%
        Conventional/FHA/VA Mortgages and Whole Loans 15-year........................               132%
        Conventional/FHA/VA Mortgages and Whole Loans 30-year........................               135%
        Conventional/FHA/VA Mortgages and Whole Loans 1/1............................               128%
        Conventional/FHA/VA Mortgages and Whole Loans 3/1............................               130%
        Conventional/FHA/VA Mortgages and Whole Loans 5/1............................               129%
        Conventional/FHA/VA Mortgages and Whole Loans 10/1...........................               130%
        Collateralized Mortgage Obligations (WAL less than 5-years)..................               135%
        Collateralized Mortgage Obligations (WAL more than 5-years and more than
           10-years).................................................................               145%
        FHA-Insured Multifamily Loans................................................               190%
        ABS (Automobile loans and fixed-rate credit card receivables with WAL less
           than 5-years).............................................................               130%
        ABS (Automobile loans and fixed-rate credit card receivables with WAL more
           than 5-years and less than 10-years)......................................               140%
        ABS (Floating-rate credit cards).............................................               113%
        Standard & Poor's 500 Index..................................................               168%
        Debt securities of REIT's and other real estate companies according to the following corporate bond schedule:
           Corporate Bonds rated at least AAA........................................               110%
           Corporate Bonds rated at least AA+........................................               111%
           Corporate Bonds rated at least AA.........................................               113%
           Corporate Bonds rated at least AA.........................................               115%
           Corporate Bonds rated at least A+.........................................               116%
           Corporate Bonds rated at least A..........................................               117%
           Corporate Bonds rated at least A-.........................................               118%
           Corporate Bonds rated at least BBB+.......................................               120%
           Corporate Bonds rated at least BBB........................................               122%
           Corporate Bonds rated at least BBB-.......................................               124%
           Corporate Bonds rated at least BB+........................................               129%
           Corporate Bonds rated at least BB.........................................               135%

                                                                                            Discount Factor for
        Type of S&P Eligible Asset                                                               AAA Rating
        --------------------------                                                          -------------------
           Corporate Bonds rated at least BB-........................................               142%
           Corporate Bonds rated at least B+.........................................               156%
           Corporate Bonds rated at least B..........................................               169%
           Corporate Bonds rated at least B-.........................................               184%
           Corporate Bonds rated at least CCC+.......................................               202%
           Corporate Bonds rated at least CCC........................................               252%
           Corporate Bonds rated at least CCC-.......................................               350%

         Notwithstanding the foregoing, the S&P Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated A-1 + or SP-1 + by S&P and mature or have a demand feature exercisable within 30 days or less, or 123% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-l+ from S&P and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Fund may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the shares of MMP. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-l+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

         The S&P Discount Factor applied to cash, cash equivalents and demand deposits in an "A-l+" rated institution will be 100%. "A-1+" rated commercial paper, with maturities no greater then 30 calendar days and held instead of cash until maturity is valued at 100%. Securities with next-day maturities invested in "A-1+" rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

         The S&P Discount Factor for shares of unrated affiliated Money Market Funds used as "sweep" vehicles will be 110%. Money Market Funds rated "AAAm" will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

         Receivables due within five business days of a valuation will be treated as cash and are valued at 100%.

         Receivables that are due in more than five business days of a valuation date qualify as a S&P's-eligible asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.

         For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating category lower than the equivalent S&P rating.

                (oooo) "S&P Eligible Assets" means:

                            (i)     Deposit Securities;

                           (ii) U.S. Government Obligations and U.S. Government
                  Agencies;

                          (iii) Corporate Indebtedness. Evidences of
                  indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ("Other Debt") and that satisfy all of the following conditions:

                                     (A) no more than 10% of the Other Debt may
                           be unrated;

                                     (B) the remaining term to maturity of such
                           Other Debt shall not exceed thirty (30) years;

                                     (C) and such Other Debt must provide for
                           periodic interest payments in cash over the life of the security;

                                     (D) the issuer of such evidences of
                           indebtedness files periodic financial statements with the Commission;

         provided, however, non-rated evidences of such indebtedness or issuers of Other Debt may not constitute more than 10% of the Fund's Other Debt;

                           (iv) Convertible Corporate Indebtedness. Evidences of
                  indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

                                     (A) such evidence of indebtedness is rated
                           at least CCC by S&P, and

                                     (B) if such evidence of indebtedness is
                           rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

                            (v) Agency Mortgage Collateral. Certificates
                  guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ("Agency Mortgage Collateral"). Agency Mortgage Collateral the following conditions apply:

                                     (A) For GNMA certificates backed by pools
                           of graduated payment mortgages, levels are 20 points above established levels;

                                     (B) Qualifying "large pool" FNMA
                           mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ("ARMs") programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

                                     (C) FNMA certificates backed by multifamily
                           ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

                                     (D) Multiclass REMICs issued by FNMA and
                           FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

                           (vi) Mortgage Pass-Through Certificates. Publicly
                  issued instruments maintaining at least a AA- ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

                          (vii) Mortgage-backed securities.

                                     (A) Mortgage Pass-through Certificates are
                           publicly issued instruments rated at least `AA-' by S&P. Pass-throughs backed by pools of convertible adjustable-rate mortgages (ARMs) are discounted at an additional five percentage points above the levels established for pass-throughs backed by fixed or nonconventional ARM pools.

                                     (B) Fixed-Rate and Adjustable-rate mortgage
                           collateral (conventional/FHA/VA and Whole Loans) Pool must consist of at least 100 loans each secured by single-family, one-unit, detached primary residence. 25% of the total pool may have an LTV greater than 80% but less than or equal to 90%. 10% may have an original LTV of no greater than 95%. Loans with LTV greater than 80% must have a `AA' rated primary mortgage insurance. 25% may have balances between $400,000 and $600,000, provided the maximum size of any loan is appropriate with respect to the market area of the originator. 10% of the pool may represent condominiums that are four stories or less. High LTVs, high loan balance, and condominiums, in aggregate, should not exceed 35% of the pool.

                                     (C) FHAA-Insured Multifamily Loans must
                           have a minimum principal balance of $100,000 and have at least a one-year remaining maturity. The aggregate market value of any one loan may not exceed 5% of the aggregate market value of the portfolio. Such loans should be initially included in minimum blocks of $5 million. Project loans must have at least a 90% occupancy rate at the time the loan is pledged. After 90 days defaulted mortgage loans must be valued at zero. A loan in default should be liquidated or substituted within a 90-day period.

                                     (D) Collateralized Mortgage Obligations
                           tranches are publicly issued instruments rated `AAA' by S&P. No more than 25% of the total market value of collateral may be from one private sector issuer.

                         (viii)     Rule 144A Securities;

                           (ix) Bank Loans must have initial issue amounts
                  (facility size) of at least $100 million. The minimum accepted holding size (notional amount) of any given loan is at least $5 million, provided, that participation loans are limited to not more than 10% of the aggregate value of the S&P Eligible Asset. These levels apply to U.S. lenders only; any international loans are excluded;

                            (x) Preferred stocks that satisfy all of the
                  following conditions:

                                      1. The preferred stock issue has a senior
                           rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have an S&P senior rating of at least `BBB-, or the preferred issue must be rated at least BBB-.

                                      2. The issuer -- or if the issuer is a
                           special purpose corporation, its parent -- is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

                                      3. The collateral pays cash dividends
                           denominated in U.S. dollars.

                                      4. Private placements under Rule 144A with
                           registration rights are eligible assets.

                                      5. The minimum market capitalization of
                           eligible issuers is $100 million.

                  Restrictions for floating-rate preferred stock:

                                      1. Holdings must be limited to preferred
                           stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

                                      2. The floating-rate preferred stock may
                           not have been subject to a failed auction.

                  Restrictions for adjustable -- or auction-rate preferred stock:

                                      1. The total fair market value of
                           adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

                  Concentration Limits:

                                      1. Total issuer exposure in preferred
                           stock of any one issuer is limited to 10% of the fair market value of eligible assets.

                                      2. Preferred stock rated below B-
                           (including non-rated preferred stock) are limited to no more than 15% of the fair market value of the eligible assets.

                                      3. Add 5 points to over-collateralization
                           level for issuers with a senior rating or preferred stock rating of less than BBB-.

                                      4. Add 10 point to over-collateralization
                           level of issuers with no senior rating, preferred stock rating or dividend history.

                           (xi) Common Stocks. Common stocks that satisfy all of
                  the following conditions:

                                      1. The issuer can hold no more than the
                           average monthly trading volume over the past year.

                                      2. Each stock must have a minimum market
                           capitalization of at least $100 million.

                                      3. Master limited partnerships or limited
                           liability partnerships are ineligible.

                                      4. Restricted stocks (144A securities) or
                           any pink sheet stocks (generally, stocks that are not carried in daily over-the-counter newspaper listings) are ineligible.

                                      5. The issuer may not hold any equity
                           unless it has been listed on an exchange or traded for more than one year and one quarter, or 15 months (eligible stock exchanges are the New York Stock Exchange, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Washington Stock Exchange, Midwest Stock Exchange, Pacific Stock Exchange, NASDAQ, and National Market Quotations).

                                      6. The collateral is owned by the fund, or
                           the trustee or collateral agent has a first perfected priority security interest in the collateral. (For S&P's perfection of Security Interest Criteria, see Legal Criteria For Structured Finance Transactions, April 2002).

Note:
Add 20 percentage points to the overcollateralization level for common stock that do not meet the requirement of item number 5 above.

                          (xii) Municipal Obligations. A Municipal Obligation
                  owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) has an original issuance size of $10 million or greater and any securities with an issuance size of under $10 million must be rated `AA' or better by S&P, or, if not rated by S&P but rated AAA by another nationally recognized statistical rating organization, on a case by case basis; (iv) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; (v) is issued by any of the 50 states of the U.S., its territories, and their subdivisions, counties, cities, towns, villages, and school districts; by agencies such as authorities and special districts created by the states; and by certain federally sponsored agencies such as local housing authorities. Payments made on these bonds are exempt from federal income taxes and are generally exempt from state and local taxes in the state of issuance; and (vi) Fifty percent of the aggregate fair market value of the pledged pool may be rated by a nationally recognized statistical rating organization other than S&P. Notwithstanding the foregoing limitations:

                                     (A) Municipal Obligations (excluding
                           Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) rated at least "BBB" by S&P or "A" by another NRSRO shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that either (i) 2% is added to the S&P Discount Factor for every 1% by which the Market Value for any issuer exceeds 5%, up to a maximum of 10% or (ii) 10% is added to the S&P Discount Factor for any issuer that exceeds 5% of the aggregate S&P Eligible Assets. High Yield Securities (as defined below) of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

                                     (B) Municipal Obligations not rated by S&P
                           shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities (as defined below) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

                                     (C) Municipal Obligations issued by issuers
                           in any one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; or

                         (xiii) Asset Backed Securities. Receivables-backed
                  tranches are publicly issued with a rating of "AA" or higher by S&P, tranches are current interest-bearing, fixed- or floating-rate, and are backed by automobile loans or credit card (fixed-rate only) receivables with an original issuance size of at least $200 million. No more than 25% of the total market value of the collateral can be from one private sector issuer. With respect to floating-rate credit card receivables, not more than 25% of the collateral may be from one investment-grade private sector issuer. No more than 10% of the market value of the collateral may be from one noninvestment-grade private sector issuer.

         Escrow Bonds may comprise 100% of the Fund's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another NRSRO are limited to 50% of the Fund's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another NRSRO are assigned that same rating level as its debt issuer, and will remain in its original industry category.

         The Fund's portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Global Industry Classification System.

                (pppp) "S&P Hedging Transactions" means the purchases or sales of futures contracts based on the Municipal Index or Treasury Bonds, the writings, purchases or sales of put and call options on such contracts, purchases of interest rate locks, interest rate caps, interest rate floors, interest rate collars, and entering into interest rate swaps. For so long as any shares of MMP are rated by S&P, the Fund will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of MMP by S&P except that the Fund may engage in S&P Hedging Transactions, subject to the following limitations.

                            (i) the Fund will not engage in any S&P Hedging
                  Transaction based on the Municipal Index (other than Closing Transactions), which would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 50% of the quotient of the Market Value of the Fund's total assets divided by $1,000 or
                  (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                           (ii) the Fund will not engage in any S&P Hedging
                  Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 50% of the quotient of the Market Value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or

                  (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                          (iii) the Fund will engage in Closing Transactions to
                  close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the MMP Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay variation margin on the second such Valuation Date;

                           (iv) the Fund will engage in a Closing Transaction to
                  close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

                            (v) when the Fund writes a futures contract or
                  option thereon, it will either (A) maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial margin and variation margin held in the account of or on behalf of the Fund's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, (B) in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, hold such underlying security in its portfolio.

         For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the MMP Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of initial margin or variation margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked-to-market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund, plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund.

         The Fund will only enter into interest rate swaps subject to the following conditions:

                             1. The counterparty to the swap transaction has a
                  short-term rating of "A-l" or equivalent by S&P, or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is "A+," or equivalent by S&P, or higher.

                             2. The original aggregate notional amount of the
                  interest rate swap transaction or transactions is not to be greater than the liquidation preference of the shares of MMP.

                             3. The interest rate swap transaction will be
                  marked-to-market weekly by the swap counterparty.

                             4. If the Fund fails to maintain an aggregate
                  discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement shall terminate immediately.

                             5. For the purpose of calculating the MMP Basic
                  Maintenance Amount: (i) 90% of any positive mark-to-market valuation of the fund's rights will be S&P Eligible Assets and
                  (ii)100% of any negative mark-to-market valuation of the fund's rights will be included in the calculation of the basic maintenance amount.

                             6. The Fund must maintain liquid assets with an
                  aggregate value at least equal to the net amount of the excess, if any, of the fund's obligations over its entitlement with respect to each swap. For caps/floors, the Fund must maintain liquid assets with an aggregate a value at least equal to the Fund's obligations with respect to such caps or floors.

                (qqqq) "S&P Industry Classification" means, for the purpose of determining S&P Eligible Assets, each of the following industry classifications (as defined by the S&P Global Industry Classification System):

Aerospace & Defense                        Industrial Conglomerates
Air Freight and Logistics Airlines         Insurance
Automobiles                                Internet & Catalog Retail
Automobile Components                      Internet Software & Services
Beverages                                  IT Services
Biotechnology                              Leisure Equipment & Products
Building Products                          Machinery
Cable                                      Marine
Capital Markets                            Media
Computers & Peripherals                    Metals & Mining
Commercial Banks                           Office Electronics
Commercial Services & Supplies             Oil & Gas
Communications Equipment                   Packaging and Containers
Construction & Engineering                 Paper & Forest Products
Consumer Finance                           Personal Products
Containing & Packaging                     Pharmaceuticals
Distributors                               Real Estate
Diversified Financial Services             Retail
Diversified Telecommunication Services     Road & Rail

Electric Utilities                         Software
Electrical Equipment                       Specialty Retail
Electronic Equipment & Instrument          Semiconducters and Semi Conducter
Energy Equipment & Services                Equipment
Food & Staples Retailing                   Textiles, Apparel and Luxury Goods
Food Products                              Thrift & Mortgage Finance
Gas Utilities                              Tobacco
Healthcare Equipment & Supplies            Trading Companies & Distributors
Healthcare Providers & Services            Transportation and Infrastructure
Hotels, Restaurants & Leisure              Transportation Utilities
Household Durables                         Water Utilities
Household Products                         Wireless Telecommunication Services

                  The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and S&P, to the extent the Fund considers necessary.

                (rrrr) "S&P Real Estate Industry/Property Sector Classification" means, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (as defined by NAREIT):

Office                                     Shopping Centers
Industrial                                 Regional Malls
Mixed                                      Free Standing
Apartments                                 Home Financing
Manufactured Homes                         Commercial Financing
Diversified                                Self Storage
Lodging/Resorts                            Specialty
Health Care

                  The Fund will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, will consult with the independent auditor and/or S&P, as necessary.

                (ssss) "S&P Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of an S&P Eligible Asset trading at par is equal to $1.00):

                            (i) "S&P Loan Category A" means Performing Bank
                  Loans which have a Market Value or an Approved Price greater than or equal to $0.90;

                           (ii) "S&P Loan Category B" means Performing Bank
                  Loans which have a Market Value or an Approved Price greater than or equal to $0.85 but less than $0.90;

                          (iii) "S&P Loan Category C" means non-Performing Bank
                  Loans which have a Market Value or an Approved Price greater than $0.85;

                           (iv) "S&P Loan Category D" means non-Performing Bank
                  Loans which have a Market Value or an Approved Price less than $0.85.

                (tttt) "Securities Act" means the Securities Act of 1933, as amended from time to time.

                (uuuu) "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of MMP Shares Series __.

                (vvvv) "Sell Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

                (wwww) "Senior Loans" has the meaning set forth under the definition of "Moody's Advance Rate."

                (xxxx) "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

                            (i) commercial paper rated A-1 if such commercial
                  paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

                           (ii) demand or time deposits in, and banker's
                  acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                          (iii) overnight funds;

                           (iv) U.S. Government Securities; and

                            (v) Eurodollar demand or time deposits in, or
                  certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or Fund company that have (1) credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system,
                  (2) the certificates of deposit, if any, of such depository institution or Fund company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

                (yyyy) "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

                (zzzz) "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund pursuant to Section 3(a)(ii) and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

               (aaaaa) "Standard Dividend Period" means a Dividend Period of 28 days.

               (bbbbb) "Submission Deadline" means [1:00] P.M., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

               (ccccc) "Submitted Bid" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (ddddd) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (eeeee) "Submitted Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (fffff) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (ggggg) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (hhhhh) "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

               (iiiii) "U.S. Government Securities" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes.

               (jjjjj) "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

               (kkkkk) "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

               (lllll) "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such date shall be not more than one week from the date on which MMP Shares Series __ initially are issued.

               (mmmmm) "Winning Bid Rate" has the meaning set forth in Section 3(a)(iii) of Part II of this Statement.

         18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                           PART II: AUCTION PROCEDURES

          1. Orders. (a) Prior to the Submission Deadline on each Auction Date for shares of a series of MMP Shares:

                   (i) each Beneficial Owner of shares of the series may submit to its Broker-Dealer by telephone or otherwise information as to:

                            (A) the number of Outstanding shares, if any, of the
                  series held by the Beneficial Owner which the Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of the Series for the next succeeding Dividend Period of the shares;

                            (B) the number of Outstanding shares, if any, of the
                  series held by the Beneficial Owner which the Beneficial Owner offers to sell if the Applicable Rate for shares of the Series for the next succeeding Dividend Period of shares of the series shall be less than the rate per annum specified by the Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of the
                  series held by the Beneficial Owner which the Beneficial Owner offers to sell without regard to the Applicable Rate for shares of the Series for the next succeeding Dividend Period of shares of the series; and

                  (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of that series which each Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of that Series for the next succeeding Dividend Period of shares of that series shall not be less than the rate per annum specified by the Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A)(i), (B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

      (b)(i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MMP Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                   (A) the number of Outstanding shares of the series specified in the Bid if the Applicable Rate for shares of the series determined on the Auction Date shall be less than the rate specified therein;

                   (B) the number or a lesser number of Outstanding shares of the series to be determined as set forth in clause (iv) of paragraph
         (a) of Section 4 of this Part II if the Applicable Rate for shares of the series determined on the Auction Date shall be equal to the rate specified therein; or

                   (C) the number of Outstanding shares of the series specified in the Bid if the rate specified therein shall be higher than the Maximum Rate for shares of the series, or the number or a lesser number of Outstanding shares of the series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of the series and Sufficient Clearing Bids for shares of the series do not exist.

        (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of MMP Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                   (A) the number of Outstanding shares of the series specified in the Sell Order; or

                   (B) the number or a lesser number of Outstanding shares of the series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of the series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of MMP Shares shall not be liable to any Person for failing to sell the shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) the shares were transferred by the Beneficial Owner thereof without compliance by the Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to the Broker-Dealer's records, the Broker-Dealer believes it is not the Existing Holder of such shares.

       (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of MMP Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                   (A) the number of Outstanding shares of the series specified in the Bid if the Applicable Rate for shares of the series determined on the Auction Date shall be higher than the rate specified therein; or

                   (B) the number or a lesser number of Outstanding shares of the series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of the series determined on the Auction Date shall be equal to the rate specified therein.

                   (C) No Order for any number of MMP Shares other than whole shares shall be valid.

          2. Submission of Orders by Broker-Dealers to Auction Agent. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for MMP Shares of a series subject to an Auction on the Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for the shares:

                   (i) the name of the Bidder placing the Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                  (ii) the aggregate number of shares of the series that are the subject of the Order;

                 (iii) to the extent that the Bidder is an Existing Holder of shares of the series:

                            (A) the number of shares, if any, of the series
                  subject to any Hold Order of the Existing Holder;

                            (B) the number of shares, if any, of the series
                  subject to any Bid of the Existing Holder and the rate specified in the Bid; and

                            (C) the number of shares, if any, of the series
                  subject to any Sell Order of the Existing Holder; and

                 (iv) to the extent the Bidder is a Potential Holder of shares of the such series, the rate and number of shares of the series specified in the Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round the rate up to the next highest one thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the Outstanding shares of MMP Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold

Order to have been submitted by or on behalf of the Existing Holder covering the number of Outstanding shares of the series held by the Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of the series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of the Existing Holder covering the number of outstanding shares of the series held by the Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding MMP Shares of a series subject to an Auction held by the Existing Holder, the Orders shall be considered valid in the following order of priority:

                   (i) all Hold Orders for shares of the series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the series held by such Existing Holder, and if the number of shares of the series subject to Hold Orders exceeds the number of Outstanding shares of the series held by such Existing Holder, the number of shares subject to each Hold Order shall be reduced pro rata to cover the number of Outstanding shares of the series held by such Existing Holder;

               (ii)(A) any Bid for shares of the series shall be considered valid up to and including the excess of the number of Outstanding shares of the series held by the Existing Holder over the number of shares of the series subject to any Hold Orders referred to in clause
         (i) above;

                   (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of the series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of the series subject to Bids is greater than such excess, the Bids shall be considered valid up to and including the amount of the excess, and the number of shares of the series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the series equal to such excess;

                   (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of the series is submitted to the Auction Agent with different rates, the Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of the excess; and

                   (D) in any such event, the number, if any, of Outstanding shares of the series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of the series by or on behalf of a Potential Holder at the rate therein specified; and

                 (iii) all Sell Orders for shares of the series shall be considered valid up to and including the excess of the number of Outstanding shares of the series held by the Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

         (e) If more than one Bid for one or more shares of a series of MMP Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

          3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of MMP Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of the series (each Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for the series:

                   (i) the excess of the number of Outstanding shares of the series over the number of Outstanding shares of the series subject to Submitted Hold Orders (the excess being hereinafter referred to as the "Available MMP Shares" of such series);

                  (ii) from the Submitted Orders for shares of such series whether:

                            (A) the number of Outstanding shares of the series
                  subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for shares of the series; exceeds or is equal to the sum of:

                            (B) the number of Outstanding shares of the series
                  subject to Submitted Bids of Existing Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for shares of the series; and

                            (C) the number of Outstanding shares of the series
                  subject to Submitted Sell Orders

         (in the event the excess or the equality exists (other than because the number of shares of the series in subclauses (B) and (C) above is zero because all of the Outstanding shares of the series are subject to Submitted Hold Orders), the Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of the series); and

                 (iii) if Sufficient Clearing Bids for shares of the series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                         (A)(I) each Submitted Bid of Existing Holders
                  specifying the lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling the Existing Holders to continue to hold the shares of the series that are subject to the Submitted Bids; and

                         (B)(I) each Submitted Bid of Potential Holders
                  specifying the lowest rate and (II) all other the Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the series which, when added to the number of Outstanding shares of the series to be purchased by the Potential Holders described in subclause
         (B) above, would equal not less than the Available MMP Shares of the series.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Minimum Rate and Maximum Rate for shares of the series of MMP Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of the series for the next succeeding Dividend Period thereof as follows:

                   (i) if Sufficient Clearing Bids for shares of the series exist, that the Applicable Rate for all shares of the series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of the series so determined;

                  (ii) if Sufficient Clearing Bids for shares of the series do not exist (other than because all of the Outstanding shares of the series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of the series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of the series; or

                 (iii) if all of the Outstanding shares of the series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of the series for the next succeeding Dividend Period thereof shall be All Hold Rate.

          4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the MMP Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                   (a) If Sufficient Clearing Bids for shares of a series of MMP Shares have been made, all Submitted Sell Orders with respect to shares of the series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of the series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of the series shall be rejected:

                            (i) Existing Holders' Submitted Bids for shares of
                  the series specifying any rate that is higher than the Winning Bid Rate for shares of the series shall be accepted, thus requiring each Existing Holder to sell the MMP Shares subject to the Submitted Bids;

                           (ii) Existing Holders' Submitted Bids for shares of
                  the series specifying any rate that is lower than the Winning Bid Rate for shares of the series shall be rejected, thus entitling each Existing Holder to continue to hold the MMP Shares subject to the Submitted Bids;

                          (iii) Potential Holders' Submitted Bids for shares of
                  the series specifying any rate that is lower than the Winning Bid Rate for shares of the series shall be accepted;

                           (iv) Each Existing Holder's Submitted Bid for shares
                  of the series specifying a rate that is equal to the Winning Bid Rate for shares of the series shall be rejected, thus entitling the Existing Holder to continue to hold the MMP Shares subject to the Submitted Bid, unless the number of Outstanding MMP Shares subject to all Submitted Bids shall be greater than the number of MMP Shares ("remaining shares") in the excess of the Available MMP Shares of the series over the number of MMP Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event the Submitted Bid of the Existing Holder shall be rejected in part, and the Existing Holder shall be entitled to continue to hold MMP Shares subject to the Submitted Bid, but only in an amount equal to the number of MMP Shares of the series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding MMP Shares held by the Existing Holder subject to the Submitted Bid and the denominator of which shall be the aggregate number of Outstanding MMP Shares subject to the Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of the series; and

                            (v) Each Potential Holder's Submitted Bid for shares
                  of the series specifying a rate that is equal to the Winning Bid Rate for shares of the series shall be accepted but only in an amount equal to the number of shares of the series obtained by multiplying the number of shares in the excess of the Available MMP Shares of the series over the number of MMP Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding MMP

                  Shares subject to the Submitted Bid and the denominator of which shall be the aggregate number of Outstanding MMP Shares subject to Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of the series.

                   (b) If Sufficient Clearing Bids for shares of a series of MMP Shares have not been made (other than because all of the Outstanding shares of the series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of the series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of the series shall be rejected:

                            (i) Existing Holders' Submitted Bids for shares of
                  the series specifying any rate that is equal to or lower than the Maximum Rate for shares of the series shall be rejected, thus entitling Existing Holders to continue to hold the MMP Shares subject to the Submitted Bids;

                           (ii) Potential Holders' Submitted Bids for shares of
                  the series specifying any rate that is equal to or lower than the Maximum Rate for shares of the series shall be accepted; and

                          (iii) Each Existing Holder's Submitted Bid for shares
                  of the series specifying any rate that is higher than the Maximum Rate for shares of the series and the Submitted Sell Orders for shares of the series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any Submitted Bid or Submitted Sell Order to sell the shares of the series subject to the Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of the series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of the series held by the Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

                   (c) If all of the Outstanding shares of a series of MMP Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of the series shall be rejected.

                   (d) If, as a result of the procedures described in clause
         (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this
         Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of MMP Shares on any Auction Date, the Auction Agent shall, in the manner as it shall determine in its sole discretion, round up or down the number of MMP Shares of the series to be purchased or sold by any Existing Holder or Potential Holder on the Auction Date as a result of the procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on the Auction Date shall be whole shares of MMP Shares.

                   (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of MMP Shares on any Auction Date, the Auction Agent shall, in the manner as it shall determine in its sole discretion, allocate MMP Shares of the series or purchase among Potential Holders so that only whole shares of MMP Shares of the series are purchased on the Auction Date as a result of such procedures by any Potential Holder, even if the allocation results in one or more Potential Holders not purchasing MMP Shares of the series on the Auction Date.

                   (f) Based on the results of each Auction for shares of a series of MMP Shares, the Auction Agent shall determine the aggregate number of shares of the series to be purchased and the aggregate number of shares of the series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that the aggregate number of shares to be purchased and the aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, MMP Shares of the series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of MMP Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for the shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver the shares against payment therefore, partial deliveries of shares of MMP Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of the series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

                   (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver MMP Shares of any series or to pay for MMP Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND has caused these presents to be signed as of October __, 2003 in its name and on its behalf by its President, and its corporate seal to be hereunto affixed and attested by its Secretary. The Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the Trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

                                       FIRST TRUST/FOUR CORNERS SENIOR FLOATING
                                           RATE INCOME FUND



                                       By
                                       --------------------------------------
                                       James A. Bowen
                                       President

ATTEST:


-------------------------------------
Secretary

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

Moody's             S&P                  Fitch                 Credit Quality
---------           ---------            ----------            ---------------
Aaa                 AAA                  AAA                   Excellent Quality (lowest risk)
Aa                  AA                   AA                    Almost Excellent Quality (very low risk)
A                   A                    A                     Good Quality (low risk)
Baa                 BBB                  BBB                   Satisfactory Quality (some risk)
Ba                  BB                   BB                    Questionable Quality (definite risk)
B                   B                    B                     Low Quality (high risk)
Can/Ca/C            CCC/CC/C             CCC/CC/C              In or Near Default
                    D                    DDD/DD/D              In default


Moody's Investors Service, Inc.

Corporate and Municipal Bond Ratings

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

         Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

         Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

         Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Loans

         MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's Ratings Services

Issue Credit Rating Definitions

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

         Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

         AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

         Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         CI: The rating CI is reserved for income bonds on which no interest is being paid.

         D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues, The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for tile obligor to meet its financial commitment on the obligation.

         D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Ratings

         AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA: Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A: High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB: Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         BB: Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B: Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC,CC,C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

         DDD,DD,D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

Short-Term Ratings

         The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D: Default. Denotes actual or imminent payment default.

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

          1. Financial Statements:

         Statement of Assets and Liabilities, October __, 2003 (audited)

         Statement of Operations from August 8, 2003 (date of organization) through October __, 2003 (audited)

         Statement of Assets and Liabilities, October __, 2003 (unaudited)

         Statement of Operations from September __, 2003 (commencement of operations) through October __, 2003 (unaudited)

         Statement of Changes in Net Assets from September __, 2003 (commencement of operations) through October __, 2003 (unaudited)

         Portfolio of Investments as of October __, 2003 (unaudited)

          2. Exhibits:

                   a.1 Declaration of Trust dated August 8, 2003. Filed on August 29, 2003 as Exhibit a. to Registrant's Registration Statement on Form N-2 (File No. 333-105251) and incorporated herein by reference.

                   a.2 Form of Statement Establishing and Fixing the Rights and Preferences of Preferred Shares. Filed herewith as Appendix A to the Statement of Additional Information contained herein.

                    b. By-Laws of Registrant. Filed on August 29, 2003 as Exhibit b. to Registrant's Registration Statement on Form N-2 (File No. 333-105251) and incorporated herein by reference.

                    c. None.

                    d. Form of Share Certificate. **

                    e. Terms and Conditions of the Dividend Reinvestment Plan. Filed as Exhibit e. to Pre-effective Amendment No. 4 to Registrant's Registration Statement on Form N-2 (File No. 333-105251) and incorporated herein by reference.

                    f. None.

                   g.1 Investment Management Agreement between Registrant and First Trust Advisors L.P. dated September 25, 2003. *

                   g.2 Sub-Advisory Agreement between First Trust Advisors L.P. and Four Corners Capital Management, LLC dated September 25, 2003. *

                   h.1 Form of Underwriting Agreement. **

                   h.2 Form of Selected Dealer Agreement. **

                   h.3 Form of Master Agreement Among Underwriters. **

                   i.  None.

                   j. Custodian Services Agreement between Registrant and PFPC Trust Company dated September 25, 2003. *

                   k.1 Transfer Agency Services Agreement between Registrant and PFPC Inc. dated September 25, 2003. *

                   k.2 Administration and Accounting Services Agreement between Registrant and PFPC, Inc. dated September 25, 2003. *

                   k.3 Form of Auction Agency Agreement. **

                   k.4 Form of Broker-Dealer Agreement. **

                   k.5 Form of Blanket Letter of Representations. *

                   l.1 Opinion and consent of Chapman and Cutler LLP. **

                   l.2 Opinion and consent of Bingham McCutchen LLP. **

                    m. None.

                    n. Independent Auditors' Consent. **

                    o. None.

                    p. None.

                   q.1 Code of Ethics of Registrant. Filed as Exhibit r.1 to Pre-effective Amendment No. 4 to Registrant's Registration Statement on Form N-2 (File No. 333-105251) and incorporated herein by reference.

                   q.2 Code of Ethics of First Trust Portfolios L.P. Filed as Exhibit r.2 to Pre-effective Amendment No. 4 to Registrant's Registration Statement on Form N-2 (File No. 333-105251) and incorporated herein by reference.

                   q.3 Code of Ethics of First Trust Advisors L.P. Filed as Exhibit r.3 to Pre-effective Amendment No. 4 to Registrant's Registration Statement on Form N-2 (File No. 333-105251) and incorporated herein by reference.

                   q.4 Code of Ethics of Four Corners Capital Management, LLC. Filed as Exhibit r.4 to Pre-effective Amendment No. 4 to Registrant's Registration Statement on Form N-2 (File No. 333-105251) and incorporated herein by reference.

                    r. Powers of Attorney of Messrs. Bowen, Erickson, Kadlec, Nielson and Oster. Filed as Exhibit s. to Pre-effective Amendment No. 4 to Registrant's Registration Statement on Form N-2 (File No. 333-105251) and incorporated herein by reference.

         ------------------
         *   Filed herewith.
         ** To be filed by amendment.

Item 25: Marketing Arrangements

         [TO COME]

Item 26: Other Expenses of Issuance and Distribution

         Securities and Exchange Commission fees.....................$_____(1)
         Printing and engraving expenses.............................._____(1)
         Legal Fees..................................................._____(1)
         Rating Agency fees..........................................._____(1)
         Miscellaneous expenses......................................._____(1)

         Total.......................................................$_____(1)
                                                                     ======
         --------------------
         (1) To be completed by amendment.

Item 27: Persons Controlled By or Under Common Control With Registrant

         Not applicable.

Item 28: Number of Holders of Securities

         At October __, 2003:____________

     Title of Class                                  Number of Record Holders
     Common Shares, $0.01 par value                  ____________

Item 29: Indemnification

Section 5.3 of the Registrant's Declaration of Trust provides as follows:

                   (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                            (i) every person who is or has been a Trustee or
                  officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof; and

                           (ii) the words "claim," "action," "suit" or
                  "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

                   (b) No indemnification shall be provided hereunder to a Covered Person:

                            (i) against any liability to the Trust or the
                  Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

                           (ii) with respect to any matter as to which the
                  Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

                          (iii) in the event of a settlement involving a payment
                  by a Trustee, Trustee Emeritus or officer or other disposition not involving a final adjudication as provided in paragraph
                  (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                                     (A) by vote of a majority of the
                           Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                                     (B) by written opinion of (i) the
                           then-current legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

                   (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

                   (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

                            (i) such undertaking is secured by a surety bond or
                  some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                           (ii) a majority of the Disinterested Trustees acting
                  on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

                   (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

Section [__] of the Underwriting Agreement provides as follows:

         [TO COME]

         The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $5,000,000 (with a maximum deductible of $50,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser

                   (a) Investment Adviser. First Trust Advisors L.P. ("First Trust Advisors") serves as investment adviser to the fund and the First Defined Portfolio Fund, LLC and also serves as subadviser to 38 mutual funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

                  The principal business of certain of First Trust Advisors' principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. ( "First Trust Portfolios"). The principal address of First Trust Portfolios is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT DURING PAST TWO YEARS

------------------------------------------------------------ ---------------------------------------------------------
Name and Position with First Trust Advisors L.P.             Employment During Past Two Years
------------------------------------------------------------ ---------------------------------------------------------
James A. Bowen, Managing Director/President                  Managing Director/President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Ronald Dean McAlister, Managing Director                     Managing Director, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Mark R. Bradley, Chief Financial Officer and Managing        Chief Financial Officer and Managing Director, First
Director                                                     Trust Portfolios and Chief Financial Officer, Bondwave
                                                             LLC
------------------------------------------------------------ ---------------------------------------------------------
Robert W. Bredemeier, Chief Operating Officer and Managing   Chief Operations Officer and Managing Director, First
Director                                                     Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Robert Franklin Carey, Chief Investment Officer and Senior   Senior Vice President, First Trust Portfolios
Vice President
------------------------------------------------------------ ---------------------------------------------------------
William Scott Jardine, General Counsel                       General Counsel, First Trust Portfolios and Secretary
                                                             of Bondwave LLC
------------------------------------------------------------ ---------------------------------------------------------
Scott Hall, Managing Director                                Managing Director, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Andy Roggensack, Managing Director                           Managing Director, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
David McGarel, Senior Vice President                         Senior Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Bob Porcellino, Senior Vice President                        Senior Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Mark Sullivan, Senior Vice President                         Senior Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Al Davis, Vice President                                     Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Jon Carl Erickson, Vice President                            Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Jason Henry, Vice President                                  Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Bob James, Vice President                                    Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Mitch Mohr, Vice President                                   Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
David Pinsen, Vice President                                 Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Jonathan Steiner, Vice President                             Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Rick Swiatek, Vice President                                 Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Roger Testin, Vice President                                 Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Kitty Collins, Assistant Vice President                      Assistant Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Charles Bradley, Assistant Vice President                    Assistant Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------

                   (b) Sub-Adviser. Four Corners Capital Management, LLC ("Four Corners") serves as the investment sub-adviser of the Fund. Reference is made to: (i) the information set forth under "Management of the Fund" in the Prospectus and "Sub-Adviser" in the Statement of Additional Information; and (ii) the Form ADV of Four Corners (File No. 801-60738) filed with the Commission, all of which are incorporated herein by reference.

Item 31: Location of Accounts and Records

         First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 32: Management Services

         Not applicable.

Item 33: Undertakings

          1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

          2. Not applicable.

          3. Not applicable.

          4. Not applicable.

          5. The Registrant undertakes that:

                   (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

                   (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Lisle, and State of Illinois, on the 14th day of October, 2003.

                                   FIRST TRUST/FOUR CORNERS SENIOR FLOATING
                                      RATE INCOME FUND



                                   By /s/  James A. Bowen
                                   ----------------------------------
                                   James A. Bowen, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

---------------------------------------- -------------------------------------- --------------------------------------
Signature                                Title                                  Date
---------------------------------------- -------------------------------------- --------------------------------------
                                         Chief Financial Officer and            October 14, 2003
/s/ Mark R. Bradley                      Treasurer (Principal Financial and
-------------------------
Mark R. Bradley                          Accounting Officer)
---------------------------------------- -------------------------------------- --------------------------------------
                                         President, Chairman of the Board and   October 14, 2003
/s/ James A. Bowen                       Trustee (Principal Executive Officer)
------------------------
James A. Bowen
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Richard E. Erickson*                     Trustee                               )
---------------------------------------- --------------------------------------)
Thomas R. Kadlec*                        Trustee                               )    By: /s/ W. Scott Jardine
---------------------------------------- --------------------------------------)    ---------------------------
Niel B. Nielson*                         Trustee                               )        W. Scott Jardine
---------------------------------------- --------------------------------------)        Attorney-In-Fact
David M. Oster*                          Trustee                               )        October 14, 2003
---------------------------------------- -------------------------------------- --------------------------------------

* Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registration Statement is filed, were previously executed and filed as exhibits to Pre-effective Amendment No. 4 to Registrant's registration statement on Form N-2 (File No. 333-105251) and are incorporated herein by reference.

                                INDEX TO EXHIBITS

g.1 Investment Management Agreement between Registrant and First Trust Advisors L.P. dated September 25, 2003.

g.2 Sub-Advisory Agreement between First Trust Advisors L.P. and Four Corners Capital Management, LLC dated September 25, 2003.

j. Custodian Services Agreement between Registrant and PFPC Trust Company dated September 25, 2003.

k.1 Transfer Agency Services Agreement between Registrant and PFPC Inc. dated September 25, 2003.

k.2 Administration and Accounting Services Agreement between Registrant and PFPC, Inc. dated September 25, 2003.

k.5   Form of Blanket Letter of Representations.